File No. 333-43799
811-05439

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE EFFECTIVE AMENDMENT NO.
POST EFFECTIVE AMENDMENT NO.	36	( X )

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	312	( X )
VARIABLE ACCOUNT D OF UNION SECURITY INSURANCE COMPANY
(Exact Name of Registrant)

UNION SECURITY INSURANCE COMPANY
(Name of Depositor)

5910 Mineral Point Road, Madison, WI 53705
(Address of Depositor’s Principal Offices//Zip Code)

(816) 474-2345
(Depositor’s Telephone Number, Including Area Code)
CHRISTOPHER M. GRINNELL
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(860) 791-0750
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/X /	on May 1, 2023 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/ /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART A

EMPOWER VARIABLE ANNUITY

VARIABLE ACCOUNT D OF UNION SECURITY INSURANCE COMPANY
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
5910 MINERAL POINT ROAD
MADISON, WI 53705
ADMINISTERED BY:
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

This prospectus describes the EmPower Variable Annuity. EmPower Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies. Surrenders may be subject to a Market Value Adjustment ("MVA"). If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee will reduce death benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts.
Please read this everything prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
Talcott Resolution Distribution Company, Inc. serves as principal underwriter for the Contracts.
An investment in the Contract is subject to risk, including risk of loss. See "Principal Risks of Investing in the Contract" beginning on page 9.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2023

1.Glossary

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or Guarantee Periods.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $100,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death. This is only available if you own a Non-Qualified Contract.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.

General Account: This account holds our company assets and any assets not allocated to a Separate Account.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment: An adjustment that either increases or decreases the amount we pay you under certain circumstances.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. The required beginning date is now based on “applicable age” as defined in the Code. If you attain age 72 after 2022 and age 72 before 2033, your applicable age is 73. If you attain age 74 after 2032, your applicable age is 75. If you were born in 1959, you should consult your tax advisor regarding your “applicable age” because it is unclear under SECURE 2.0, as enacted, whether your “applicable age” is age 73 or age 75.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any MVA
Union Security: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading at the New York Stock Exchange from one Valuation Day to the next.
We, us, our, the Company or Talcott Resolution: Talcott Resolution Life and Annuity Insurance Company.

2. Key Information Table
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	None.			4. Fee Table
Transaction Charges
You may be charged for other transactions under your contract.
•We have the right to charge for transferring amounts between investment options. This charge is currently waived.
•Amounts in a multi-year Guarantee Period that are withdrawn, transferred, or annuitized more than 15 days before or after the end of the Guarantee Period May be subject to a negative or positive market value adjustment (MVA).
4. Fee Table
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - c. Charges and Fees

	Annual Fee	Minimum	Maximum
	Base Contract	1.27%¹	1.27%¹
	Investment Options (fund fees and expenses)	0.14%²	0.88%²
1 As a percentage of average daily Sub-Account Values. [2] As a percentage of fund net assets.
Because your contract is customizable, the choices you make effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract.

	Lowest Annual Cost: $1,679	Highest Annual Cost: $2,844
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive fund fees and expenses	•Most expensive fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals

	RISKS			Location in Prospectus

Risk of Loss	You can lose money by investing in this contract, including loss of principal.	5. Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals from a multi-year Guarantee Period more than 15 days before or after the end of the Guarantee Period may be subject to a negative or positive MVA.
•The benefits of tax deferral, long-term income, and living benefit guarantees are generally more beneficial to investors with a long-time horizon.
•A 10% penalty tax may be applied to withdrawals before age 59½.

Risks Associated with Investment Options
•An Investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g. Funds).
•Each investment option and any Guarantee Period has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the contract is subject to the risks related to us. Any obligations (including under any Guarantee Period), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Union Security, including our financial strength ratings, is available upon request by visiting www.cunamutual.com or by calling 1-800-356-2644.
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the fund options per day. You are allowed to make 20 transfers between the fund options per year before we require you to submit additional transfer requests by mail. Your transfer between the fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•Amounts in a multi-year Guarantee Period that are transferred or annuitized more than 15 days before or after the end of the Guarantee Period may be subject to a negative or positive MVA.
•You may not make a transfer into a one-year Guarantee Period within six months of a transfer out of a one-year Guarantee Period.
•We reserve the right to remove or substitute funds as investment options.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Funds Available under the Contract
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payment received under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a 10% additional tax penalty if you take a withdrawal before age 59-1/2.
13. Federal Tax Considerations/Information Regarding Tax Qualified Plans
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
11. Miscellaneous - (c) How Contracts Are Sold
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7.a. Purchases and Contract Value - Replacement of Annuities

3. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. The payout phase is often referred to as the annuity phase. Investing in the Contract's investment options involves risk and you can lose your money. On the other hand, investing in the Contract can provide you with the opportunity to grow your money through investing in the Contract's investment options during the accumulation phase. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Beneficiaries.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee will reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.a. Purchases and Contract Value under Deduction of Advisory Fee, Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 13. Federal Tax Considerations for more information.
Phases of the Contract
The contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:
•The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies and risks. A list of the Funds under the Contract is provided in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract.
•Guarantee Periods, which guarantee principal and credit a guaranteed interest rate for the number of years you select, up to a maximum of ten years. Withdrawing, transferring, or annuitizing amounts in a Guarantee Period more than 15 days before or after the end of the Guarantee Period may result in a MVA. An MVA may be positive or negative depending on market conditions and the length of time remaining in the Guarantee Period. Guarantee Periods are not available in Nevada or Pennsylvania.
Annuity Period. Your Contract enters the payout phase on the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90. When your Contract enters the payout phase, your accumulated value is converted into a stream of income payments from us (i.e., the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.
During the payout phase, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise. Your living benefits generally terminate when you enter the payout phase.
Contract Features
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit that will pay the higher of (i) Contract Value; (ii) total Premium Payments (adjusted for prior withdrawals); or (iii) the highest Anniversary Value of each of the Contract’s Five-Year Anniversaries before the earlier of the decedent's death or the Contract Owner's age of 75 upon your or the Annuitant’s death.
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.

•InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.
~~•~~Asset Rebalancing. Allows you to automatically rebalance Contract Value in any Fund options at a specified frequency to the asset allocation percentages that you previously selected.
•Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund option to another Fund option.
◦Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from your investments in the Fund options to another Fund option.
Automatic Income Program. Allows you to make automatic, periodic withdrawals of up to 10% of your total Premium Payments annually without any surrender charges that would otherwise apply.
4. Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy, Surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

During Accumulation Period
Sales Load (as a percentage of Premium Payments)	None
Deferred Sales Load (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn)	None
Transfer Fee (per transfer) (1)	$25
(1)  This fee is currently waived.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses.
Annual Contract Expenses

Administrative Expenses (2)	$30
Base Contract Charges (as a percentage of average daily Sub-Account Values)	1.25%
(2)  We call this the Annual Maintenance Fee in your Contract. An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $100,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge. Please see "Annual Maintenance Fee" in section 7.c. Charges and Fees for more information.
The following tables show the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. See Appendix A for a complete list of Funds available under the Contract, including their annual expenses.

	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.14%	0.88%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive annual Fund expenses. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,542	$7,815	$13,350	$28,424

(2)  If you annuitize at the end of the applicable time period or if you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$2,183	$7,438	$12,955	$27,978

5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, and long-term income, mean that this Contract is more beneficial to investors with a long-time horizon.
Fund Options Risk. Amounts that you invest in the Sub-Accounts are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. If you make a Surrender prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59½ may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee will reduce death benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Guarantee Period Risk. A Guarantee Period may not be appropriate for you if you do not expect to remain invested in the Guarantee Period until its maturity, which could be several years. Withdrawing, transferring, or annuitizing amounts in a Guarantee Period more than 15 days before or after the end of the Guarantee Period may result in a negative MVA, depending on market conditions and the length of time remaining in the Guarantee Period. A negative MVA could significantly reduce the value of your investment. MVAs do not apply to one-year Guarantee Periods. However, if you transfer amounts out of a one-year Guarantee Period, you may not make a transfer into a one-year Guarantee Period for six months.
Financial Strength and Claims-Paying Ability Risk. Union Security is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you. All guarantees and obligations under any Guarantee Period are subject to our financial strength and claims paying ability. See Section 13. Further Information About Union Security Insurance Company for financial information about Union Security Insurance Company.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes.
6. General Contract Information
a.Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Union Security's offices are located at 440 Mount Rushmore Road, Rapid City, South Dakota 57701.
Union Security is a wholly owned subsidiary of CUNA Mutual Holding Company, an Iowa domiciled mutual insurance holding company. Through its insurance company subsidiaries, CUNA Mutual Holding Company offers life and property and casualty insurance to individual consumers and institutions. All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies.
All of the guarantees and commitments under the contracts including the Death Benefit and Annuity Payout, and the guarantees under the Fixed Accumulation Feature and any Guarantee Period are general obligations of Union Security, subject to Union Security's financial strength and claims-paying ability. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Effective on or about September 1, 2023, Talcott Resolution's corporate offices will be located at 1 American Row, Hartford, CT 06103. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
b. The General Account
All of the guarantees and commitments under the Contracts including the Death Benefit and Annuity Payout, and the guarantees under any Guarantee Period are general obligations of Union Security, subject to Union Security's financial strength and claims-paying ability. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the Contracts. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.
c. The Separate Account
The Sub-Accounts are part of Variable Account D of Union Security Insurance Company, a segregated asset account of Union Security Insurance Company. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 14, 1987. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Union Security is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of the Separate Account..

d. The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. We do not guarantee the investment results of any Fund. Certain Funds may not be available to you.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F885.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have satisfied applicable law and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — Talcott Resolution receives substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. Talcott Resolution considers revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. Talcott Resolution collects these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. Talcott Resolution expects to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2022, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Hartford HLS Funds, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, Voya Investment Management, and Wells Fargo Variable Trust.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.25% in 2022, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $25 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2022, revenue sharing and Rule 12b-1 fees did not exceed $1.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
e. Guarantee Periods
Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.
Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 3%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 3%.
We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Premium Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.
The maximum amount you can invest in a Guarantee Period is $500,000.
We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:
•  the duration of a Guarantee Period,
•  regulatory and tax requirements,
•  sales and administrative expenses we bear,
•  risks we assume,
•  our profitability objectives, and
•  general economic trends.
Asset Rebalancing is not available for the Guarantee Periods.
Please see section 11.a. "State Variations" for more information.
f. Market Value Adjustment for Guarantee Periods
Except as described below, we will apply an MVA to any general account value invested in a Guarantee Period that is surrendered, transferred, or otherwise paid out (annuitized) before the end of the Guarantee Period. For example, we will apply an MVA to the general account value that we pay as an amount applied to an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.
The purpose of the MVA is to generally transfer the risk to you of prematurely liquidating your investment. The MVA reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the MVA factor, then the application of the MVA will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the MVA factor, then the application of the MVA will increase the amount you receive or transfer. You will find a sample MVA calculation in Appendix B.
We do not apply a MVA to withdrawals and transfers of the general account value in the following circumstances:
1.Death benefits paid pursuant to a Contract;
2.Surrenders or transfers from the one-year Guarantee Period;
3.Surrenders, transfers and annuitization during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and
4.Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.
7. The Contract
a.Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A

"financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee will reduce, perhaps significantly, death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 13. Federal Tax Considerations for more information.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of accumulation units.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 3% effective annual minimum) and (2) the MVA imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its General Account values in each Guarantee Period on that date. The General Account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:
•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less
•  The amount of any transfers or Surrenders out of the Guarantee Period.
Can I transfer from one investment choice to another?
Subject to the restrictions below, you may transfer Contract Value:
•  From a Sub-Account to another Sub-Account;
•  From a Sub-Account to a Guarantee Period;
•  From a Guarantee Period to a Sub-Account;
•  From a Guarantee Period to another Guarantee Period.
Transfers from a Guarantee Period may be subject to an MVA.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•      Certain types of financial intermediaries may not be required to provide us with shareholder information.
•      "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.
•      A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
•      Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•      Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•      Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•      These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•      In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
Transfers between the Sub-Accounts and Guarantee Periods: You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period, other than the one-year Guarantee Period, are subject to an MVA if the transfer is:
•  more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or
•  are not part of a formal Union Security program for the transfer of General Account value.
The amount of any positive or negative MVA will be added or deducted from the transferred amount.
You may not make a transfer into the one-year Guarantee Period within six months of a transfer out of the one-year Guarantee Period.
General Account Transfer Restrictions — We reserve the right to defer transfers from the General Account for up to 6 months from the date of your request (a "transfer moratorium"). After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the General Account. After the Annuity Commencement Date, you may not make transfers from the General Account.
We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:
•      The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;
•      The MVA will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and
•     Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.

b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your Contract Value among the Sub-Accounts and a Guarantee Period. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges and Fees
The following charges and fees are associated with the Contract:
Mortality and Expense Risk Charge (Base Contract Charge)
For assuming mortality and expense risks under the Contract, we deduct a daily charge at a maximum annual rate of 1.10% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:
•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.
•  Expense Risk — We also bear an expense risk that the CDSCs collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge (Base Contract Charge)
This is a charge for the costs incurred in connection with the administration of the Contract. This is an administrative fee equal to an annual charge of 0.15% of the Contract Values held in the Separate Account.
Annual Maintenance Fee (Base Contract Charge)
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $100,000. The charge is deducted proportionately from each Account in which you are invested.
When Is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $100,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.
Premium Taxes
We deduct Premium Taxes, if imposed on us by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.
Transfer Fee
We reserve the right to impose a Transfer Fee not to exceed $25 per transfer. Currently, we do not impose this charge. This charge generally compensates us for the administrative expenses associated with processing transfers. For purposes of the Transfer Fee, we will count all transfers between and among the Sub-Accounts and the Guarantee Periods as one transfer if all of the transfer requests are made at the same time as part of one request. The charge would be deducted from the amount transferred.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.

Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis from the Sub-Account Values. Guarantee Periods, if available under the Contract, are excluded. Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee will reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
d. Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes and adjusted for any positive or negative MVA. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and
• The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. See section 11.a "State Variations" for more information.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:

Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — Section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract and any increases in cash value may not be distributed unless you are: (a) age 591/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 591/2). Distributions prior to age 591/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Section 13. Federal Fax Considerations/Information Regarding Tax-Qualified Plans for more information.
e. Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•  What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age. You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When considering a guarantee period, keep in mind:

•Having guaranteed Annuity Payouts will usually lower the Annuity Payout amount.
•The longer the guaranteed period will usually lower the Annuity Payout amount.
Joint and Full Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages.
We may offer other available Annuity Payout Options.
•  You cannot make full or partial Surrenders from your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Please see section 11.a. "State Variations" for more information.
4. What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. A lower AIR will start with a lower payout amount. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
5. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,
•  the Assumed Investment Return.
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of •  Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50
Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected.	•Only one set of asset allocation instructions at a time •Guarantee Periods excluded
Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from one investment option to other investment options	~~•~~Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from investment options to other investment options	~~•~~Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, each Contract Year, without any early withdrawal charges	•Partial withdrawals may occur monthly, quarterly, semi-annually or annually •Minimum amount of each withdrawal is $100 •Amounts withdrawn count towards the AWA

Death Benefit	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of the higher of (i) Contract Value; (ii) total Premium Payments (adjusted for prior withdrawals); or (iii) the highest Anniversary Value of each of the Contract’s Five-Year Anniversaries
•Partial withdrawals may significantly reduce the benefit, including by more than the amount withdrawn
•No increases to highest Anniversary Value of each of the Contract’s Five-Year Anniversaries after 75th birthday
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn and also adjusted by the MVA

9. Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
The Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus adjustments for partial Surrenders; or
•  The Contract Value of your Contract; or
•  The highest Anniversary Value before the earlier of the decedent's death or the Contract Owner's age of 75.
Adjustments for partial Surrenders to total Premium Payments are calculated by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately prior to the partial Surrender and
•  Multiplying that amount by all prior Premium Payments minus prior adjustments for partial Surrenders.
Adjustments for partial Surrenders to the highest Anniversary Value are calculated by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately prior to the partial Surrender and
• Multiplying that amount by an amount equal to the Contract Value on the highest Anniversary Value, plus Premium Payments made since that Anniversary, minus adjustments for partial Surrenders since that Anniversary.
See Appendix D - Death Benefit Examples for more information.
Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals have the same impact on the value of the death benefit, including the standard death benefit, as any other partial Surrenders. As such, advisory fee withdrawals can severely affect the value of any guaranteed death benefit under your Contract. Such withdrawals may reduce your benefit on a proportional basis rather than by the dollar amount actually surrendered and also adjusted by the MVA as illustrated in the example below. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Example: This hypothetical example shows only the impact to the total Premium Payments component of a hypothetical death benefit. In this example, partial surrenders reduce the total Premium Payments proportionally. The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per Contract year.
Each year, adjustments to the total Premium Payments are made for the partial Surrender of the advisory fee. This means each year we:
•Take the amount of the partial Surrender (advisory Fee), and
•Divide that amount by the Contract Value immediately before the partial Surrender, and
•Multiply that amount by the total Premium Payments.
For year 1 the Contract Value before the advisory fee is $120,000. The adjustment to your total Premium Payments for partial Surrenders of the advisory fee is on a proportional basis.

i.Your total Premium Payments was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $1,000 divided by your Contract Value immediately before the Surrender $120,000. The proportional factor was 1 - ($1,000/$120,000) = .99167.
ii.This factor was multiplied by $100,000. The result was an adjusted total Premium Payments of $99,166.67.
For year 2 the Contract Value before the advisory fee is $95,000. The adjustment to your total Premium Payments for partial Surrenders of the advisory fee is on a proportional basis.
i.Your total Premium Payments was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $1,000 divided by your Contract Value immediately before the Surrender $95,000. The proportional factor was 1 - ($10,000/$95,000) = .98947.
ii.This factor was multiplied by $99,166.67. The result was an adjusted total Premium Payments of $98,122.81.
See Section 11.a. State Variations and Appendix D - Death Benefit Examples for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Talcott Resolution Pathways Program" (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
Required Distributions — If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) in Section 13. Federal Tax Considerations for more information. If your Contract is qualified, please see Section 13. Information Regarding Tax-Qualified Plans for additional information.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.
10. Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® Program
InvestEase®, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a CDSC, if applicable. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA and rider limit, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see Section 13. Federal Tax Considerations for more information about the tax consequences associated with your Contract.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset Rebalancing is not available for Guarantee Periods.
Dollar Cost Averaging Programs
We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
•You may terminate your enrollment in any Program at any time.
•We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
◦any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

◦any Fund is liquidated — then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•These Programs may be adversely affected by Fund trading policies.
11. Other Information
a.State Variations
Nevada - Guarantee Periods are not available.
Pennsylvania - Guarantee Periods are not available.
Texas - The minimum Contract Value in Texas must be $1,000 after a Surrender with no Premium Payments made during the prior two Contract Years. The minimum monthly Annuity Payout is $20.
b. Legal Proceedings
We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter is likely to have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.
c. More Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.
How Contracts Were Sold — Talcott Resolution Distribution Company, Inc. ("TDC") serves as principal underwriter for the contracts. TDC is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is 1 Griffin Road North, Windsor, CT 06095-1512.
Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professionals of broker-dealers that have entered into selling agreements with TDC. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your investment professional may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your investment professional is associated with. Your investment professional's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Investment professionals may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your investment professional may also vary depending on the particular arrangements between your investment professional and their Financial Intermediary. We are not involved in determining your investment professional's compensation. You are encouraged to ask your investment professional about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
d. Financial Statements
Our financial statements are included in Section 12 of this prospectus. You can find financial statements for the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.
As of May 1, 2009 Union Security has relied on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.
e. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.

12. Further Information About Union Security Insurance Company
ITEM 3. RISK FACTORS
Certain factors may have a material adverse effect on our business, financial condition, results of operations and cash flows. You should carefully consider them, along with the other information presented in this report. It is not possible to predict or identify all such factors. Additional risks and uncertainties that are not yet identified or that we currently believe to be immaterial may also materially harm our business, financial condition, results of operations and cash flows.
Unless otherwise stated, amounts are presented in United States of America ("U.S.") dollars and all amounts are in millions, except for number of shares, per share amounts, number of employees, number of securities in an unrealized loss position and number of loans.
The following is a summary of the principal risks that could adversely affect our business, financial condition, results of operations and cash flows.
Financial Risks
•Reinsurance may not be adequate or available to protect us against losses, and we are subject to the credit risk of reinsurers.
•Our actual claims losses may exceed our reserves for claims, requiring us to establish additional reserves or to incur additional expense for settling unreserved liabilities, which could have a material adverse effect on our results of operations, profitability and capital.
•Through reinsurance, the Parent has sold or exited businesses that could again become our direct financial and administrative responsibility if the reinsurers become insolvent.
•Our investment portfolio is subject to market risk, including changes in interest rates, that may adversely affect our results of operations and financial condition.
•Our investment portfolio is subject to credit, liquidity and other risks that may adversely affect our results of operations and financial condition.
•The value of our deferred tax assets could become impaired, which could materially and adversely affect our results of operations and financial condition.
•We may be unable to accurately predict and price for claims and other costs, which could reduce our profitability.
•A decline in our financial strength ratings could adversely affect our results of operations and financial condition.
•Due to the structure of our commission program, we are exposed to risks related to the creditworthiness and reporting systems of some of our agents, third party administrators and clients.
Legal and Regulatory Risks
We are subject to extensive laws and regulations and risks related to changes in regulation and litigation and regulatory actions. Change in tax laws and regulations could have a material adverse impact on our results of operations and financial condition.
Business, Strategic and Operational Risks
•Our revenues and profits may decline if we are unable to maintain relationships with significant clients, distributors and other parties, or renew contracts with them on favorable terms, or if those parties face financial, reputational or regulatory issues.
•Our inability to successfully recover should we experience a business continuity event could have a material adverse effect on our business, financial condition and results of operations.
Technology, Cybersecurity, and Privacy Risks
•The failure to effectively maintain and modernize our information technology systems and infrastructure could adversely affect our business.
•We could incur significant liability if our information systems or those of third parties are breached or we or third parties otherwise fail to protect the security of data residing on our respective systems, which could adversely affect our business and results of operations.
•The costs of complying with, or our failure to comply with, U.S. laws related to privacy, data security and data protection could adversely affect our financial condition, operating results and reputation.
Macroeconomic, Political and Global Market Risks
•General economic, financial market and political conditions and conditions in the markets in which we operate may materially adversely affect our results of operations and financial condition.

•The COVID-19 pandemic and measures taken in response thereto may adversely affect our business, results of operations and financial condition.
General Risk Factors
•Employee misconduct could harm us by subjecting us to significant legal liability, regulatory scrutiny and reputational harm.
For a more complete discussion of these risks, please see below.
Financial Risks
Reinsurance may not be adequate or available to protect us against losses, and we are subject to the credit risk of reinsurers.
As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks we underwrite. Although reinsurers are liable to us for claims contractually ceded under our reinsurance arrangements, we remain liable to the insured as the direct insurer on all risks reinsured. Ceded reinsurance arrangements therefore do not eliminate our obligation to pay claims. We are subject to credit risk with respect to our ability to recover amounts due from reinsurers. The inability to collect amounts due from reinsurers could materially adversely affect our results of operations and financial condition.
Our actual claims losses may exceed our reserves for claims, requiring us to establish additional reserves or to incur additional expense for settling unreserved liabilities, which could have a material adverse effect on our results of operations, profitability and capital.
We maintain reserves to cover our estimated ultimate exposure for claims and claim adjustment expenses with respect to reported claims and incurred but not reported (“IBNR”) claims as of the end of each accounting period. The determination of reserve estimates is inherently a matter of judgment and our ultimate liabilities could exceed reserves for a variety of reasons, including changes in macroeconomic factors (such as unemployment and interest rates), case development and other factors. From time to time, we also adjust our reserves, and may adjust our reserving methodology, as these factors, our claims experience and estimates of future trends in claim frequency and severity change. Reserve development, changes in our reserving methodology and paid losses exceeding corresponding reserves could have a material adverse effect on our results of operations, profitability and capital.
Through reinsurance, the Company has sold or exited businesses that could again become our direct financial and administrative responsibility if the reinsurers become insolvent.
In the past, the Company has sold, and in the future the Company may sell, businesses through reinsurance ceded to third parties. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life Assurance Company of Canada (“Sun Life”), John Hancock Life Insurance Company ("John Hancock") and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”). The A.M. Best Company (“A.M. Best”) ratings of Sun Life, John Hancock and Talcott Resolution are currently A+, A+ and B++, respectively. Most of the assets backing reserves coinsured/reinsured under these and other sales are held in trusts or separate accounts. However, if the reinsurers became insolvent, the assets in the trusts or separate accounts could prove insufficient to support the liabilities that would revert to us.
We also face the risk of again becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process these businesses. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition. In addition, other third parties to whom the Parent has sold businesses in the past may in turn sell these businesses to other third parties, through reinsurance or otherwise, and we could face credit risks and risks related to the new administrative systems and capabilities of these third parties in administering these businesses.
Our investment portfolio is subject to market risk, including changes in interest rates, that may adversely affect our results of operations and financial condition.
Investment returns are an important part of our profitability. Our investments are subject to market-wide risks and fluctuations, including in the fixed maturity and equity securities markets, which could impair our profitability, financial condition and cash flows. Further, in pricing our products and services, we incorporate assumptions regarding returns on our investments. Market conditions may not allow us to invest in assets with sufficiently high returns to meet our pricing assumptions and profit targets over the long term.
We are subject to interest rate risk in our investment portfolio. Changes in interest rates may materially adversely affect the performance of some of our investments, including by materially reducing the fair value of and investment income from fixed maturity securities and increasing unrealized losses in our investment portfolio. The fair market value of fixed maturity securities generally increases or decreases in an inverse relationship with fluctuations in interest rates, while investment income from fixed maturity securities generally increases or decreases directly with interest rates. In addition, actual investment income and cash flows from investments that carry prepayment risk, such as mortgage-backed and other asset-backed securities, may differ from those anticipated at the time of investment as a result of interest rate fluctuations. Recent periods have been characterized by low interest rates. A prolonged period during which interest rates remain at historically low levels, including the current period of low rates as a result of the COVID-19 pandemic, may result in lower-than-expected investment income and larger required reserves. Though we employ asset/liability management strategies to manage the adverse effects of interest rate changes, significant fluctuations in the level of interest rates may require us to liquidate investments prior to maturity at a significant loss to pay claims, which could have a material adverse effect on our results of operations and financial condition.
In addition, extended periods of declining interest rates or rising inflation may cause compression in the spread between the death benefit growth rates on our Preneed insurance policies and the investment income that we can earn, resulting in a negative spread, which may have a material adverse effect on our results of operations and our overall financial condition.
Our investment portfolio is subject to credit, liquidity and other risks that may adversely affect our results of operations and financial condition.
We are subject to credit risk in our investment portfolio, primarily from our investments in fixed maturity securities, including corporate bonds, municipal bonds, asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities. Defaults by third parties in the payment or performance of their obligations could reduce our investment income or result in realized investment losses. The value of our investments may be materially adversely affected by downgrades in the corporate bonds included in our portfolio, increases in treasury rates or credit spreads and by other factors that may result in realized and unrealized investment losses and other-than-temporary impairments. The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and there are inherent risks and uncertainties involved in making these judgments. Changes in facts, circumstances or critical assumptions could cause management to conclude that further impairments have occurred, which could lead to additional losses on investments. Each of these events may cause us to reduce the carrying value of our investment portfolio.
The value of any particular fixed maturity security is subject to impairment based on the creditworthiness of its issuer. Below investment grade securities generally are expected to provide higher returns but present greater risk and can be less liquid than investment grade securities. A significant increase in defaults and impairments on our fixed maturity securities portfolio could materially adversely affect our results of operations and financial condition.
Investments in equity securities generally are expected to provide higher total returns but present greater risk to preservation of capital than our fixed maturity securities. All changes in the fair value of equity securities are reported in our statements of operations, which has increased the volatility of our financial results.
Our investments in commercial mortgage loans on real estate are relatively illiquid. If we require extremely large amounts of cash on short notice, we may have difficulty selling these investments at attractive prices and in a timely manner.
The value of our deferred tax assets could become impaired, which could materially and adversely affect our results of operations and financial condition.
In accordance with applicable income tax guidance, we must determine whether our ability to realize the value of our deferred tax asset or to recognize certain tax liabilities related to uncertain tax positions is “more likely than not.” Under current income tax guidance, a deferred tax asset should be reduced by a valuation allowance, or a liability related to uncertain tax positions should be accrued, if, based on the weight of all available evidence, it is more likely than not that some portion of the deferred tax asset will not be realized. The realization of deferred tax assets depends upon the existence of sufficient taxable income of the same character during the carryback or carry-forward periods.
In determining the appropriate valuation allowance, management made certain judgments relating to recoverability of deferred tax assets, use of tax loss and tax credit carry-forwards, levels of expected future taxable income and available tax planning strategies. The assumptions in making these judgments are updated periodically on the basis of current business conditions affecting us and overall economic conditions. These management judgments are therefore subject to change due to factors that include, but are not limited to, changes in our ability to realize sufficient taxable income of the same character in the same jurisdiction or in our ability to execute other tax planning strategies. Furthermore, any future changes in tax laws could impact the value of our deferred tax assets. Management will continue to assess and determine the need for, and the amount of, the valuation allowance in subsequent periods. Any change in the valuation allowance could have a material adverse impact on our results of operations and financial condition.
We may be unable to accurately predict and price for claims and other costs, which could reduce our profitability.
Our profitability could be reduced if we are unable to accurately predict and price for claims and other costs, including the frequency and severity of claims. This ability could be affected by various factors, including inflation, changes in the regulatory environment, changes in industry practices, changes in legal, social or environmental conditions or new technologies. Political or economic conditions can also affect the availability of programs on which our business may rely to accurately predict claims and other costs. In addition, modeling tools that support business decisions involve historical data and numerous assumptions that may differ materially from actual events. The inability to accurately predict and price for claims and other costs could materially adversely affect our results of operations and financial condition.
A decline in our financial strength ratings could adversely affect our results of operations and financial condition.
Ratings are important considerations in establishing the competitive position of insurance companies. An A.M. Best rating represents A.M. Best’s opinion regarding our ability to meet our financial obligations to policyholders. Our A.M. Best rating is subject to periodic review by A.M. Best, and we cannot assure that we will be able to retain it. During the year ended December 31, 2022, there was no change to our A.M. Best rating.
A.M. Best may change its methodology or requirements for determining ratings, or it may become more conservative in assigning ratings. A.M. Best could also increase capital requirements for us, thereby reducing deployable capital for the Company. Any reduction in our rating could materially adversely affect our standing in the insurance industry and the demand for our products from intermediaries and consumers, which could materially adversely affect our results of operations. In addition, any reduction in our financial strength ratings could materially adversely affect our and the Parent's cost of borrowing.
Due to the structure of our commission program, we are exposed to risks related to the creditworthiness and reporting systems of some of our agents, third party administrators and clients.
We are subject to the credit risk of some of the agents, third party administrators and clients with which we contract in our businesses. For example, we advance agents' commissions as part of our preneed insurance offerings. These advances are a percentage of the total face amount of coverage. There is a one-year payback provision against the agency if death or lapse occurs within the first policy year.
In addition, some of our agents, third party administrators and clients collect and report premiums or pay claims on our behalf. These parties' failure to remit all premiums collected or to pay claims on our behalf on a timely and accurate basis could have an adverse effect on our results of operations.
Legal and Regulatory Risks
We are subject to extensive laws and regulations and risks related to changes in regulation and litigation and regulatory actions.
We are subject to comprehensive regulation and oversight by the Kansas Insurance Department in jurisdictions in which we do business. The Kansas Insurance Department has broad administrative powers with respect to all aspects of the insurance business and, in particular, monitors the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.
Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.
In addition, regulators in certain states have hired third party auditors to audit the unclaimed property records of insurance companies operating in those states.
The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.
As part of a previously disclosed settlement between Assurant, Inc. (the former parent entity) and the SEC, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the Fortis Financial Group businesses sold to Talcott Resolution (formerly owned by The Hartford) in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.
We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on the Parent or our business, but any adverse outcome could have a material adverse effect on our business, results of operations or financial condition.
Changes in tax laws and regulations could have a material adverse impact on our results of operations and financial condition.
Federal or state tax laws and regulations, or their interpretation and application, are subject to significant change and may adversely affect our results of operations and financial condition. For example, on December 22, 2017, TCJA, which significantly amended the Internal Revenue Code of 1986, was enacted. Compliance with the TCJA may require the collection of information not regularly produced within the Company or by the Parent, the use of estimates in our financial statements, and the exercise of significant judgment in accounting for its provisions. The overall impact of the TCJA is uncertain due to the ambiguities in the application of certain provisions of the TCJA, the impact of future guidance, interpretations or rules issued by government agencies in applying the TCJA and potential court decisions interpreting the legislation. Future changes in tax laws, including changes in the application or interpretation of the TCJA, or increases to the corporate tax rate, could have a material adverse impact on our results of operations and financial condition. In addition, the Organization for Economic Co-operation and Development's efforts around Global Pillars I and II dealing with possible new digital taxes and global minimum taxes, if enacted, could increase the Company's overall tax burden, adversely impacting the Company's business, results of operations and financial condition.
Business, Strategic and Operational Risks
Our revenues and profits may decline if we are unable to maintain relationships with significant clients, distributors and other parties, or renew contracts with them on favorable terms, or if those parties face financial, reputational or regulatory issues.
The success of our business depends largely on our relationships and contractual arrangements with significant clients, distributors and other parties, including vendors. If our key clients, distributors, vendors or other parties terminate important business arrangements with us, or renew contracts on terms less favorable to us, we may fail to meet our business objectives and targets, and our cash flows, results of operations and financial condition could be materially adversely affected.
We receive a substantial portion of our revenue from a few clients. A reduction in business with or the loss of one or more of our significant clients could have a material adverse effect on our results of operations and cash flows. Reliance on a few significant clients may weaken our bargaining power and we may be unable to renew contracts with them on favorable terms or at all.
We are also subject to the risk that clients, distributors and other parties may face financial difficulties, reputational issues, problems with respect to their own products and services or regulatory restrictions or compliance issues that may lead to a decrease in or cessation of sales of our products and services and have other adverse impacts on our results of operations or financial condition.
Our inability to successfully recover should we experience a business continuity event could have a material adverse effect on our business, financial condition and results of operations.
If we experience a local or regional business continuity event, such as an earthquake, hurricane, flood, terrorist attack, pandemic, security breach, cyber-attack, power loss, computer, telecommunication or other systems failure or other natural or man-made disaster, our ability to continue operations will depend on an effective disaster recovery plan and system, including the continued availability of our personnel, vendors and other third parties and work facilities, and the proper functioning of our computer, telecommunication and other systems and operations. We have from time to time experienced business continuity events, including events that impacted the availability of our systems. See “ – Technology, Cybersecurity and Privacy Risks–The failure to effectively maintain and modernize our information technology systems and infrastructure and integrate those of acquired businesses could adversely affect our business.”
Our operations depend in particular upon our ability to protect our technology infrastructure against damage and interruption. If a business continuity event occurs, we could lose Company, customer, vendor and other third-party data, lose significant processing capability or experience interruptions to our operations or delivery of products and services to our clients and their customers, which has occurred from time to time and which could have a material adverse effect on our business, financial condition and results of operations. A cyber-attack or other business continuity event affecting us or key third parties with whom we work could result in a significant and extended disruption in the functioning of our information technology systems or operations, requiring us to incur significant expense to address and remediate or otherwise resolve such issues. An extended outage could result in the loss of premium income, fee income and clients, reputational damage, substantial volatility in our financial results and a decline in our revenues. See “ – Technology, Cybersecurity and Privacy Risks – We could incur significant liability if our information systems or those of third parties are breached or we or third parties otherwise fail to protect the security of data residing on our respective systems, which could adversely affect our business and results of operations.”
A disaster or other business continuity event on a significant scale or affecting our key businesses or our data center, or our inability to successfully recover from such an event and any legislative and regulatory responses thereto, could materially interrupt our business operations and result in material financial loss, loss of human capital, regulatory actions, reputational harm, loss of customers or damaged customer relationships, legal liability and other adverse consequences. Our liability insurance policies may not fully cover, in type or amount, the cost of a successful recovery in the event of such a disruption.
The Russian/Ukraine conflict and the resulting responses by the United States and other governments could create economic disruption that results in increased market volatility and present economic uncertainty. The duration of these events and their future impact on the financial markets and global economy, are difficult to determine. Any such impact could adversely affect the performance of the securities that comprise the reference Indices and may lead to losses on your investment in the Allocation Options.

Technology, Cybersecurity and Privacy Risks
We could incur significant liability if our information systems or those of third parties are breached or we or third parties otherwise fail to protect the security of data residing on our respective systems, which could adversely affect our business and results of operations.
We rely on the uninterrupted and secure operation of our information technology systems to operate our business and securely process, transmit and store electronic information. This electronic information includes confidential and other sensitive information, including personal data, that we receive from our customers, vendors and other third parties. In the normal course of business, we also share confidential and other sensitive information with our vendors and other third parties with whom we work. Our information technology systems and safety control systems and those of our vendors and other third parties are vulnerable to damage or interruption from a variety of external threats, including cyber attacks, computer viruses, malware, ransomware and other types of data and systems related events. Our systems are also subject to compromise from internal threats such as improper action by employees and third parties who may have otherwise legitimate access to our systems. Our call centers subject us to additional risk from internal threats due to access to personal information. Moreover, we face the ongoing challenge of managing access controls in a complex environment. The latency of a compromise is often measured in months but could be years, and we may not be able to detect a compromise in a timely manner. We could experience significant financial and reputational harm if our information systems are breached, sensitive client or Company data are compromised, surreptitiously modified, rendered inaccessible for any period of time or maliciously made public, or if we fail to make adequate disclosures to the public or law enforcement agencies following any such event.
Cyber threats are rapidly evolving and becoming increasingly sophisticated. We are at risk of attack by a growing list of adversaries, including state-sponsored organizations, organized crime, hackers and “hacktivists” (activist hackers), through use of increasingly sophisticated methods of attack, including long-term, persistent attacks referred to as advanced persistent threats or attacks via yet unknown vulnerabilities referred to as zero-day threats. Because the techniques used to obtain unauthorized access or sabotage systems change frequently and generally are not identified until they are launched against a target, we may be unable to anticipate these techniques or implement adequate preventative measures, resulting in potential data loss or other damage to information technology systems. As the breadth and complexity of the technologies we use continue to grow, including as a result of the use of mobile devices, cloud services, social media and the increased reliance on devices connected to the Internet, the potential risk of security breaches and cyber-attacks also increases.
Our data protection measures may not be effective to protect our network and systems from such threats. Should an attacker gain access to our network using compromised credentials of an authorized user or otherwise, we are at risk that the attacker might successfully leverage that access to compromise additional systems and data. Certain measures that could increase the security of our systems take significant time and resources to deploy broadly and may not be effective against an attack. Additionally, our policies, procedures and technical safeguards may be insufficient to prevent or detect improper access to confidential, personal or proprietary information and other cybersecurity incidents, assess the severity or impact of any such incidents or appropriately respond in a timely manner. The inability to implement, maintain and upgrade effective protective measures and other safeguards or adequately respond to a breach could have a material adverse effect on our business.
To safeguard against the accidental introduction of security vulnerabilities, we continue to invest in the development of software in accordance with best practices. In addition, our information systems must be continually patched and upgraded to protect against vulnerabilities. As the volume of new software vulnerabilities continues to increase, as has the criticality of patches and other remedial measures. Accordingly, we are at risk that cyber attackers exploit these vulnerabilities before they have been addressed. Due to the large number and age of the systems and platforms that we operate and the increased frequency at which vendors issue security patches to their products, the need to test patches and, in some cases coordinate with clients and vendors, before they can be deployed, we are at risk that we cannot deploy in a timely and effective manner. We are also dependent on vendors and other third parties, such as cloud service providers, to keep their systems patched in order to protect our data. Any failure related to these activities could have a material adverse effect on our business. We have vendors and other third parties who receive data from us in connection with the services we offer our customers. In addition, we have migrated certain data, and may increasingly migrate data, to the cloud hosted by third party providers. We are at risk of a cyber-attack involving a vendor or other third party, which could result in a breakdown of such third party’s data protection measures or access to our infrastructure through the third party. To the extent that a vendor or third party suffers a cyber-attack that compromises their operations, our data and our customers’ data could be compromised or we may experience possible service interruption, which could have a material adverse effect on our business.
We have from time to time experienced cybersecurity incidents, such as malware incursions, distributed denial of service attacks, employee misconduct and incidents resulting from human error, such as loss of portable and other data storage devices. Like many companies, we are subject to regular phishing email and social media engineering campaigns directed at our employees that can result in malware infections and financial and data losses. Although some of these incidents have resulted in data loss and other damages, to date, they have not had a material adverse effect on our business or operations. In the future, these types of incidents could result in confidential, personal or proprietary information being lost or stolen, surreptitiously modified, rendered inaccessible for any period of time, or maliciously made public, including client, employee or Company data, which could have a material adverse effect on our business.
Improper access to or disclosure of sensitive client or Company information could harm our reputation and subject us to significant liability under our contracts, as well as under existing or future laws, rules and regulations. In the event of a cyber-attack, we might have to take our systems offline, which could interfere with services to our clients or damage our reputation. We also may be unable to detect an incident, assess its severity or impact, or appropriately respond and recover any financial and data loss in a timely manner. We may be required to expend significant additional resources to mitigate the damage and to protect against future damage. In addition, our Parent's liability insurance, which includes cyber insurance, may not be sufficient in type or amount to cover us against claims related to security breaches, cyber attacks and other related data and system incidents.
The failure to effectively maintain and modernize our information technology systems and infrastructure could adversely affect our business.
The success of our business depends on our ability to maintain effective, secure and reliable information technology systems and infrastructure and to modernize them to support current and new clients and conduct business in an efficient and cost-effective manner.
Our ability to modernize our information technology systems and infrastructure requires us to execute large-scale, complex programs and projects, which rely on the commitment of significant financial and managerial resources and effective planning and management processes. We may be unable to implement these programs and projects effectively, efficiently or in a timely manner, which could result in poor customer experience, cost overruns, additional expenses, reputational harm, legal and regulatory actions and other adverse consequences.
If we are unable to maintain information technology systems, procedures (including technology continuity planning and recovery testing) and controls that function effectively without interruption and securely (including through a failure to replace or update redundant or obsolete hardware, applications or software systems), or to update our systems, we may not be able to successfully offer our products, conduct our business and account for transactions in an appropriate and timely manner and our relationships with clients could be adversely affected. We are also dependent on vendors and other third parties to maintain reliable network systems that provide adequate speed and data capacity. For example, we utilize third-party cloud service providers in connection with certain aspects of our business and operations, and any disruption of, or interference with, our use of such cloud services could adversely impact our business and operations. We have from time to time experienced failures that result in the unavailability of information technology systems upon which our clients rely. Such failures could result in loss of business and adversely affect our financial condition and results of operations.
The costs of complying with, or our failure to comply with, U.S. laws related to privacy, data security and data protection could adversely affect our financial condition, operating results and reputation.
In providing services and solutions to our customers and operating our business, we process, store and transfer sensitive customer, end-consumer and Company data, including personal data, in and across multiple jurisdictions. As a result, we are or may become subject to a variety of laws and regulations regarding privacy, data protection and data security. These laws and regulations are continuously evolving and developing. At the state level, the New York State Department of Financial Services (the “NYDFS”) has issued cybersecurity regulations that impose an array of detailed security measures on covered entities and California passed a comprehensive privacy act that increases California residents’ privacy rights. The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting. All of these evolving compliance and operational requirements impose significant costs that are likely to increase over time and may restrict the way services involving data are offered, all of which may adversely affect our results of operations. Complying with these and similar laws and regulations also requires us to make significant changes to our operations, which rely on the commitment of significant financial and managerial resources and effective planning and management processes. We may be unable to implement required operational changes effectively, efficiently or in a timely manner, which could result in cost overruns, additional expenses, reputational harm, legal and regulatory actions and other adverse consequences.
Unauthorized disclosure or transfer of personal or otherwise sensitive data, whether through systems failure, employee negligence, fraud, misappropriation or other means, by us, our vendors or other parties with whom we do business could subject us to significant litigation, monetary damages, regulatory enforcement actions, fines, criminal prosecution and other adverse consequences in one or more jurisdictions. Such events could also result in negative publicity and damage to our reputation and cause us to lose clients, which could have a material adverse effect on our results of operations.

Macroeconomic, Political and Global Market Risks
General economic, financial market and political conditions and conditions in the markets in which we operate may materially adversely affect our results of operations and financial condition.
Limited availability of credit, deterioration of the global markets, declines in consumer confidence and consumer spending, increases in prices or in the rate of inflation, periods of high unemployment, persistently low or rapidly increasing interest rates, disruptive geopolitical events and other events outside of our control, such as a major epidemic or a pandemic or political or civil unrest, could contribute to increased volatility and diminished expectations for the economy and the financial markets. These conditions could adversely affect our business. Specifically, during periods of economic downturn:
•individuals and businesses may (i) choose not to purchase our insurance products and other products and services, (ii) terminate existing policies or contracts or permit them to lapse and (iii) choose to reduce the amount of coverage they purchase;
•conditions in the markets in which we operate may deteriorate;
•clients are more likely to underperform expectations, experience financial distress, and declare bankruptcy which could have an adverse impact on the remittance of premiums from such clients and the collection of receivables from such clients for items such as unearned premiums and could otherwise expose us to credit risk;
•there is a higher loss ratio on credit card and installment loan insurance due to rising unemployment;
•there is an increased risk of fraudulent insurance claims; and
•there may be substantial decreases in loan availability and origination, which could reduce the demand for credit insurance that we write.
Inflationary pressures may also affect the costs associated with our preneed insurance policies, particularly those that are guaranteed to grow with the Consumer Price Index. Conversely, deflationary pressures may affect the pricing of our products and services.
The COVID-19 pandemic and measures taken in response thereto may adversely affect our business, results of operations and financial condition.
While still evolving, the COVID-19 pandemic has caused significant global economic and financial market disruption, resulting in increased financial market volatility, business and operational challenges such as the temporary closures of businesses, and diminished expectations for the economy and the financial markets.
The COVID-19 pandemic could result in an impairment in value of our tangible and other intangible assets. In addition, decreases in observable market activity or the unavailability of information arising from the spread of COVID-19 may restrict our access to key inputs used to derive certain estimates and assumptions made in connection with financial reporting or otherwise, including estimates and changes in long-term macro-economic assumptions relating to accounting for current expected credit losses (commonly referred to as "CECL"). Restricted access to such inputs may make our financial statement balances and estimates and assumptions subject to greater variability and subjectivity.
From an operational perspective, our employees, our clients and their customers, and vendors and other third parties with whom we work, have been, and may continue to be, adversely affected by the COVID-19 pandemic and efforts to mitigate its spread. Currently, the vast majority of our workforce is working remotely, which increases cybersecurity risk and may adversely affect our internal control over financial reporting. In addition, we have invested a significant amount of time and resources across the enterprise to mitigate the impact of the COVID-19 pandemic on our business. We also face the risk that significant portions of our workforce, including key personnel, may be unable to work effectively or at all because of illness and measures put in place to safeguard employee safety, such as additional leave. An extended period of such conditions could strain our business continuity plans and introduce additional operational risk, including cybersecurity and fraud risks. Measures we take may also subject us to litigation.
We continue to closely monitor developments related to the COVID-19 pandemic to assess its ongoing impact on our business, results of operations and financial condition. At this time, it is not possible to estimate how long it will take to halt the spread of the virus or the long-term effects that the COVID-19 pandemic could have on the economy or our business. The extent to which the COVID-19 pandemic impacts our business, results of operations or financial condition will depend on future developments which are highly uncertain and difficult to predict, including the severity and duration of the pandemic, and the actions taken by government authorities and other third parties to contain or address its impact. We also cannot predict how legal and regulatory responses to concerns about the COVID-19 pandemic and related public health issues will impact our business, including the possibility of a mandated extension of business interruption or other insurance coverage beyond our policy language, or additional regulatory restrictions on our ability to pay the Parent dividends. Even after the COVID-19 outbreak has subsided, we may experience materially adverse impacts on our business, results of operations or financial condition as a result of the pandemic's global economic impact. For additional information on risks we face relating to epidemics and pandemics such as COVID-19, see “ – General economic, financial market and political conditions and conditions in the markets in which we operate may materially adversely affect our results of operations and financial condition,” “ – Business, Strategic and Operational Risks – Our inability to successfully recover should we experience a business continuity event could have a material adverse effect on our business, financial condition and results of operations” and “ – Technology, Cybersecurity and Privacy Risks – We could incur significant liability if our information systems or those of third parties are breached or we or third parties otherwise fail to protect the security of data residing on our respective systems, which could adversely affect our business and results of operations.”
General Risk Factors
Employee misconduct could harm us by subjecting us to significant legal liability, regulatory scrutiny and reputational harm.
Our ability to attract and retain employees and clients depends upon our corporate culture. Our employees are the cornerstone of our culture and acts of misconduct by any employee, and particularly by senior management, could erode trust and confidence and damage our reputation. Our employees could engage or be accused of engaging in misconduct that subjects us to litigation, regulatory sanctions, financial costs and serious harm to our reputation or financial position. Employee misconduct could also prompt regulators to allege or determine, on the basis of such misconduct, that we have not established an adequate program to inform employees of applicable rules or to detect and deter violations of such rules. It is not always possible to deter employee misconduct and the precautions we take to detect and prevent misconduct may not be effective. Misconduct by employees, or even unsubstantiated allegations, could have a material adverse effect on our financial position, reputation and business.
CORPORATE HISTORY OF THE COMPANY
Union Security Insurance Company (“Company”, “Union Security”, “we”, “us”, or “our”) is a stock life insurance company formed in 1910 and organized under the laws of the State of Kansas. Since July 31, 2021, it has been an indirect wholly-owned subsidiary of CUNA Mutual Holding Company (“CM Holding”), which is an insurance and financial services company that provides products and services to credit unions, credit union members, and individual consumers. From 1984 to July 31, 2021, the Company had been an indirect wholly-owned subsidiary of Assurant, Inc. ("Assurant"), which is a global provider of risk management solutions in the housing and lifestyle markets, protecting where people live and the goods they buy. Assurant operates in North America, Latin America, Europe and Asia Pacific.
The Company is a provider of pre-funded funeral insurance ("preneed") products and accidental death and dismemberment policies. Prior to March 2016, the Company was also a provider of life and health insurance products, including group insurance products. In March 2016, Assurant, Inc. ("Assurant") sold its Assurant Employee Benefits ("AEB") segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The sale of AEB had a material impact to the results of operations, cash flows and financial condition of the Company. The Company's financial statements also reflect the assets, liabilities and activity associated with businesses that were sold through reinsurance and coinsurance arrangements. In 2001, Assurant entered into a reinsurance agreement with Talcott Resolution (formerly owned by The Hartford) for the sale of the Fortis Financial Group ("FFG") division. In 2000, the Company divested its Long-Term Care ("LTC") operations to John Hancock Life Insurance Company, a subsidiary of Manulife Financial Corporation ("John Hancock").
The Company is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York. However, as referenced above, most of the businesses of the Company were sold through reinsurance or coinsurance arrangements and therefore most revenue and income activity is offset by the reinsurance or coinsurance arrangements.
The Company's business activities and revenues have declined significantly since the 2016 sale of the Assurant Employee Benefits business ("AEB").
Union Security does not have any publicly issued equity or debt securities. However, we are subject to certain filing requirements under the federal securities laws because we have issued certain variable and market value adjusted insurance contracts, which are required to be registered as securities. Assurant exited this line of business and sold the business segment, then referred to as FFG, to Talcott Resolution (formerly owned by The Hartford) in 2001. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, Talcott Resolution is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If Talcott Resolution fails to fulfill its obligations, we will be obligated to perform the services and make the required payments and funding.
As of December 31, 2022, we had no direct employees. We have several CMFG Life employees across various locations supporting our legal, investment management, administrative, claims handling, actuarial, tax, accounting, and financial functions. We believe that employee relations are satisfactory.
LEGAL PROCEEDINGS
We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations.

While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter is likely to have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.

(E) FINANCIAL STATEMENTS

INDEX
Financial Statements of Union Security Insurance Company

INDEPENDENT AUDITOR'S REPORT
The Board of Directors of
Union Security Insurance Company
Topeka, Kansas

Opinions

We have audited the statutory basis financial statements of Union Security Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021 and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Predecessor Auditors' Opinion on 2020 Statutory Basis Financial Statements

The statutory basis financial statements of the Company as of December 31, 2020 and for the year then ended, were audited by other auditors whose report, dated May 12, 2021, expressed an opinion that those statutory basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Kansas Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Kansas Insurance Department. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, and reinsurance contract interrogatories as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

March 24, 2023

Union Security Insurance Company
Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus

	December 31,
	2022	2021
	($ in thousands)
Cash and invested assets
Bonds and notes	$689,808	$815,974
Preferred stocks - unaffiliated	28,466	30,543
Mortgage loans	36,721	43,816
Contract loans	4,518	4,924
Derivatives	23	310
Other invested assets	16,951	10,359
Cash, cash equivalents and short-term investments	63,027	10,473
Total cash and invested assets	839,514	916,399
Premiums deferred and uncollected	434	499
Accrued investment income	9,158	10,123
Amounts due from reinsurers	1,835	2,397
Receivables from affiliates	37	1,456
Net deferred tax asset	4,254	2,749
Other assets	2,763	3,284
Separate account assets	1,680,236	2,212,889
Total admitted assets	$2,538,231	$3,149,796
Liabilities
Policy reserves
Life insurance and annuity contracts	$593,180	$638,876
Accident and health contracts	3,716	4,344
Liability for deposit-type contracts	16,986	17,459
Policy and contract claims	16,237	13,769
Interest maintenance reserve	19,598	25,676
Asset valuation reserve	4,357	6,863
Reinsurance payable	5,319	2,359
Amount held for others	5,415	5,567
Payable to affiliates	24,520	1,937
Commissions, expenses, taxes, licenses, and fees accrued	2,194	7,752
Federal income taxes payable	5,297	3,455
Other liabilities	15,578	3,293
Separate account liabilities	1,680,236	2,212,889
Total liabilities	2,392,633	2,944,239
Capital and surplus
Capital
Common stock, $5 par value, 1,000,000 shares authorized, issued and outstanding	5,000	5,000
Paid-in capital	79,886	79,886
Deferred gains	22,329	25,077
Unassigned surplus	38,383	95,594
Total capital and surplus	145,598	205,557
Total liabilities and capital and surplus	$2,538,231	$3,149,796

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Operations

	Years Ended December 31,
	2022	2021	2020
	($ in thousands)
Income
Premiums and other considerations
Life and annuity contracts	$2,141	$3,166	$3,050
Accident and health contracts	275	939	—
Net investment income	49,567	54,696	53,426
Commission and fee income	18,613	24,329	30,798
Other income	2,331	2,365	2,311
Total income	72,927	85,495	89,585
Benefits and expenses
Death and annuity benefits	64,417	70,725	76,413
Disability and accident and health benefits	283	1,404	—
Interest on deposit-type contracts	1,826	2,286	1,512
Other benefits to policyholders and beneficiaries	650	2,507	2,278
Surrender benefits	3,406	2,396	1,985
Decrease in policy reserves-life and annuity contracts and accident and health insurance	(46,325)	(53,599)	(55,924)
General insurance expenses	16,707	8,864	8,941
Insurance taxes, licenses, fees, and commissions	14,048	15,592	17,365
Total benefits and expenses	55,012	50,175	52,570
Income before dividends to policyholders, federal income tax expense and net realized capital gains (losses)	17,915	35,320	37,015
Dividends to policyholders	601	617	758
Income before federal income tax expense and net realized capital gains (losses)	17,314	34,703	36,257
Federal income tax expense	3,754	4,503	827
Income before net realized capital gains (losses)	13,560	30,200	35,430
Net realized capital gains (losses), excluding gains (losses) transferred to IMR, net of tax expense (benefit) (2022 - $8,388; 2021 - $3,809; 2020 - ($459)) excluding taxes transferred to (from) IMR (2022 - $1,002; 2021 - ($4,085); 2020 - $406)	(9,341)	54,684	(773)
Net income	$4,219	$84,884	$34,657

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Changes in Capital and Surplus

	Years Ended December 31,
	2022	2021	2020
	(in thousands)
Capital and surplus at beginning of year Additions (deductions)	$205,557	$127,913	$123,639
Net income	4,219	84,884	34,657
Change in unrealized capital gains (losses), net of tax (2022 - ($1,138); 2021 - $317; 2020 - $73)	(4,280)	1,189	273
Change in nonadmitted assets	(11,850)	15,670	1,391
Change in net deferred income tax	12,194	(20,976)	(2,786)
Change in asset valuation reserve	2,506	3,647	69
Dividends to stockholder	(60,000)	—	(18,000)
Extinguishment or reclassification of balances with former parent	—	93	—
Amortization of gain on sale	(1,101)	(4,614)	(4,903)
Amortization of gain on reinsurance (see Note 7)	(1,647)	(2,249)	(6,427)
Net additions (deductions)	(59,959)	77,644	4,274
Capital and surplus at end of year	$145,598	$205,557	$127,913

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Cash Flows

	Years Ended December 31,
	2022	2021	2020
	(in thousands)
Cash from operating activities
Premiums and other considerations	$2,990	$4,179	$3,100
Net investment income received	50,205	49,785	52,597
Other income	18,846	23,419	19,509
Policy and contract benefits and dividends paid	(68,392)	(78,471)	(77,811)
Operating expenses paid	(32,494)	(22,308)	(21,887)
Federal income taxes paid	(10,300)	(5,778)	(3,104)
Net cash used in operating activities	(39,145)	(29,174)	(27,596)
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	125,851	194,450	68,587
Stocks	2,000	28,155	2,829
Mortgage loans	10,487	4,933	3,404
Other invested assets	2,017	74,362	5,872
Miscellaneous proceeds	15,616	—	—
Total investment proceeds	155,971	301,900	80,692
Cost of investments acquired
Bonds and notes	37,406	274,539	23,270
Stocks	—	—	1,000
Mortgage loans	34,050	4,755	—
Other invested assets	8,700	—	909
Miscellaneous applications	—	969	—
Total investments acquired	80,156	280,263	25,179
Net decrease in contract loans	(406)	(343)	(281)
Net cash provided by investing activities	76,221	21,980	55,794
Cash from financing and miscellaneous activities
Borrowed funds	20,307	—	—
Dividends to stockholder	(1,078)	—	(18,000)
Other	(3,751)	(3,308)	155
Net cash provided (used) in financing and miscellaneous activities	15,478	(3,308)	(17,845)
Net change in cash and cash equivalents	52,554	(10,502)	10,353
Cash and cash equivalents at the beginning of year	10,473	20,975	10,622
Cash and cash equivalents at the end of year	$63,027	$10,473	$20,975
Supplemental disclosure of non-cash items:
Non-cash transfer of bonds as a dividend to stockholder	29,517	—	—
Non-cash transfer of mortgage loans as a dividend to stockholder	29,405	—	—
Non-cash exchanges of bonds and notes	4,466	11,561	—

See the accompanying Notes to Financial Statements

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 1: Nature of Business

Union Security Insurance Company (“USIC” or the "Company") is a stock life insurance company domiciled in the State of Kansas and is a wholly-owned subsidiary of CMFG Life Insurance Company ("CMFG Life"), an Iowa life insurance Company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. USIC distributes its products in all states in the U.S. and the District of Columbia, except New York. The Company is a provider of pre-funded funeral insurance (“preneed”) products and accidental death and dismemberment policies as well as traditional life insurance and annuities.

The Company was acquired by CMFG Life in 2021.

The Company had previously engaged in other insurance business activities prior to dispositions of such businesses through reinsurance arrangements. The reinsurance and coinsurance activities related to these businesses are described in Note 7, Reinsurance.
•In 2000, the Company divested its long-term care ("LTC") operations to John Hancock Life Insurance Company ("John Hancock"), using reinsurance and coinsurance. Assets supporting the LTC liabilities ceded are mainly held in trusts.
•In 2001, the Company entered into a reinsurance agreement with Hartford Life and Annuity Insurance Company (“Hartford Life”) for the sale of the Fortis Financial Group ("FFG") division, which sold variable life insurance and annuity products. The separate accounts relating to FFG are still reflected in the Company's statements of admitted assets, liabilities and capital and surplus. In May 2018, Hartford Life was purchased by a group of investors and became Talcott Resolution Life Insurance Company (“Talcott Resolution”).
•In 2016, the Company sold its employee benefits segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.
Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Kansas. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP, the change is reflected in net investment income.

Distributions from limited partnerships that are not a return of capital are recorded as net investment income, while under GAAP, distributions from limited partnerships that are not a return of capital are recorded as a reduction in the carrying value of the limited partnerships.

For statutory accounting, the change in fair value of unaffiliated preferred stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated preferred stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold to recovery, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

For statutory accounting, the Company establishes a valuation allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Deposits, surrenders, and benefits on universal life type contracts are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Amounts due from reinsurers for their share of ceded policy reserves and ceded policy and contract claim reserves are netted against the reserves rather than shown as assets under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill and other intangible assets, to the acquired entity's balance sheet ("pushdown accounting"). Pushdown accounting is not allowed under statutory accounting.

Certain reinsurance transactions representing the disposal of product lines resulted in gains, which are deferred in unassigned surplus for statutory accounting, and are being amortized to income over the estimated lives of the underlying policies. For GAAP, these deferred gains were eliminated upon the acquisition of USIC due to GAAP purchase accounting.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, provision for income taxes, policy and claim reserves, and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial designation of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation, unless the preferred stock is perpetual or mandatorily convertible, in which case it is carried at fair value.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include surplus notes carried at amortized cost and limited partnerships.

Limited partnerships represent interests in an affiliate, which invests in limited partnerships, and is accounted for using the equity method of accounting with changes in its carrying amount recorded directly to unassigned surplus. Accordingly, the Company’s investments in limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnership. Due to the timing of the availability of financial statements from the underlying partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income includes amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. In 2022 and 2021, the Company had no NAIC 5GI bonds and notes.

Derivatives

The Company uses an interest rate swap to manage its exposure to inflation risk. The swap is recorded at estimated fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned surplus. Annually, the Company exchanges cash with a third party based on an established index. The cash exchanged is calculated by comparing the consumer price index to an agreed notional principal amount. The swap was effective August 1, 2003 and limits the Company’s exposure to inflation risk to a maximum of 5% associated with the pre-funded funeral insurance business that is tied to the Consumer Price Index. The swap had a notional amount of $81,017 and $100,751 as of December 31, 2022 and 2021, respectively. The fair value of the derivative was $23 and $310 as of December 31, 2022 and 2021, respectively. The swap matures August 1, 2023.

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Policy Reserves

Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death.

Returns of premium beyond the date of death are calculated using standard industry formulas.

Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds.

Tabular interest and tabular cost for life insurance has been determined from the basic data for the calculation of policy reserves. Tabular interest for annuities has been determined by formula. Tabular less actual reserves released has been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and annual dividends credited to policyholders left on deposit.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary.

Revenue Recognition

Premiums for life policies are recorded as revenue when due. Annuity premiums are recorded as revenue when received. Accident and health premiums are recorded as revenue when due and earned ratably over the period covered by the policy. Other income is recorded as earned.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets, as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus represent funds that are separately administered, principally for variable life and variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

Separate account reserves for the payment of future policy benefits are computed under the Commissioner’s Reserve Valuation Method for variable universal life policies and Commissioner’s Annuity Reserve Valuation Method for variable annuity policies. The Company applies these methods by reporting an asset that partially offsets the separate account liabilities and through direct reduction of certain policy reserves.

Prior to April 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG were fully ceded to Talcott Resolution.

Premiums received and benefits paid on variable life and variable annuity policies, which are presented net of reinsurance (see Note 7) in the statutory basis statements of operations, are included in the life premiums and policy benefits of the Company, respectively.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, unaffiliated preferred stocks, and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2022 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$1,532	$5	$(167)	$1,370
States, territories and possessions	2,412	—	(241)	2,171
Political subdivisions of states,
territories and possessions	36,114	224	(10,855)	25,483
Industrial and miscellaneous	496,465	38,061	(25,253)	509,273
Residential mortgage-backed securities	31,061	94	(5,758)	25,397
Commercial mortgage-backed securities	55,652	131	(10,051)	45,732
Other structured securities	66,572	676	(5,964)	61,284

Total bonds and notes	$689,808	$39,191	$(58,289)	$670,710

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$1,532	$55	$(11)	$1,576
States, territories and possessions	2,414	274	—	2,688
Political subdivisions of states,
territories and possessions	29,643	1,178	(439)	30,382
Special revenue and special assessment obligations	2,501	593	—	3,094
Industrial and miscellaneous	603,000	187,926	(979)	789,947
Residential mortgage-backed securities	37,054	1,636	(121)	38,569
Commercial mortgage-backed securities	56,072	1,013	(253)	56,832
Other structured securities	83,758	2,031	(196)	85,593

Total bonds and notes	$815,974	$194,706	$(1,999)	$1,008,681

The statement value and fair value of bonds and notes at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value
Due in one year or less	$3,911	$3,951
Due after one year through five years	25,159	26,155
Due after five years through ten years	129,553	125,850
Due after ten years	377,900	382,341
Residential mortgage-backed securities	31,061	25,397
Commercial mortgage-backed securities	55,652	45,732
Other structured securities	66,572	61,284
Total bonds and notes	$689,808	$670,710

The Company holds bonds as the result of a securitization transaction whereby the Company transferred commercial mortgage loans into an affiliated real estate trust and subsequently purchased bonds from the trust. These bonds have a carrying value of $3,807 and a fair value of $3,863 and a carrying value of $3,731 and a fair value of $4,617 as of December 31, 2022 and 2021, respectively.

Preferred Stocks – Unaffiliated

The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2022	$28,466	$137	$—	$28,603
December 31, 2021	30,543	—	—	30,543

Mortgage Loans

The Company’s mortgage loan portfolio consists of commercial mortgage loans, all of which are collateralized by completed properties. At December 31, 2022, the commercial mortgage loan portfolio had an average remaining life of 8.5 years, with all principal due prior to 2043. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 16.3% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2022	2021
Current	$36,721	$43,816
Total carrying value	$36,721	$43,816

There were no impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2022 and 2021.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

	2022	2021
Ohio	23.1%	—%
Colorado	16.3	—
California	13.6	19.8
Georgia	13.3	—
Arizona	12.7	10.9
New Hampshire	8.1	—
Oregon	6.9	—
Illinois	5.4	—
Alabama	—	17.3
Maryland	—	10.4
Utah	—	9.1
Connecticut	—	8.8
Texas	—	5.4
Minnesota	—	5.2

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2022	2021
Industrial	50.9%	56.7%
Apartment	36.4	—
Office	6.9	22.7
Retail	5.7	15.9
Other	—	4.7

Total	100.0%	100.0%

The Company has no commitments as of December 31, 2022 or 2021 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2022 or 2021.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2022 and 2021, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31:

	2022		2021
		Average		Average
	Principal	Debt Service	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio	Amount	Coverage Ratio

Less than 65%	$36,721	1.89	$36,197	1.86
65% to 74%	—	—	7,619	1.17

Total	$36,721	1.89	$43,816	3.03

Limited Partnerships

The Company owns a portion of MCA Fund VI LP, an affiliated limited partnership, which invests in unaffiliated limited partnerships across a diversified mix of private equity, mezzanine, real estate and natural resource funds. The Company‘s investment was $8,317 at December 31, 2022 and the Company funded commitments of $8,698 in 2022. There were no investments in limited partnerships at December 31, 2021. MCA Fund VI LP terminates on January 1, 2037, unless extended.

The financial statements of MCA Fund IV LP were not audited at December 31, 2022, and therefore the Company utilized the look-through approach for the valuation. The Company recorded the value of its investments in these limited partnerships at the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of the limited partnerships.

The Company’s maximum exposure to loss associated with MCA Fund VI LP is $64,264 at December 31, 2022, which is the amount invested plus other commitments and guarantees. As described in Note 10, Commitments and Contingencies, the Company makes commitments to limited partnerships in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to MCA Fund VI LP during the year ended December 31, 2022.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2022	2021
Short-term investment - U.S. government securities	$14,679	$—
Money market mutual funds	32,433	10,844
Cash	15,915	(371)
Total cash, cash equivalents and short-term investments	$63,027	$10,473

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2022	2021	2020

Bonds and notes	$41,793	$44,726	$46,025
Preferred stocks - unaffiliated	1,709	2,867	3,301
Mortgage loans	2,467	2,083	2,398
Contract loans	257	293	322
Derivatives	3,237	—	—
Other invested assets	602	5,482	3,097
Cash and cash equivalents	442	2	35
Other	27	138	82

Gross investment income	50,534	55,591	55,260
Less investment expenses	967	895	1,834

Net investment income	$49,567	$54,696	$53,426

Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees.

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2022 or 2021 on this basis.

Total net investment income recognized as a result of prepayment penalties or acceleration fees was $427, $1,082, and $439 for the years ended December 31, 2022, 2021 and 2020, respectively.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the year ended December 31 are summarized as follows:

	2022	2021

Bonds and notes:
Gross gains from sales	$5,420	$13,536
Gross losses from sales	(8,911)	(453)
Other	—	2,810
Common stocks - unaffiliated:
Gross gains from sales	—	669
Preferred stocks - unaffiliated:
Gross gains from sales	—	2,153
Gross losses from sales	—	(140)
Other	(27)	2,110
Mortgage loans:
Gross losses from sales	(1,253)	—
Other invested assets:
Gross gain from sales	49	53,177

Net realized capital gains (losses) before taxes and transfer to IMR	(4,722)	73,862
Tax on net realized capital gains (losses)	(9,390)	276
Transfer to IMR	4,771	(19,454)

Net realized capital gains (losses)	$(9,341)	$54,684

Proceeds from the sale of bonds and notes were $105,763 and $65,623 in 2022 and 2021, respectively. There were no proceeds from the sale of stocks in 2022. Proceeds from the sale of stocks were $19,009 in 2021.

Net realized capital gains (losses) for the year ended December 31, 2020 is summarized as follows:

2020
Bonds and notes:
Proceeds from sales	$25,943

Gross realized gains	2,807
Gross realized losses	(1,458)
Net realized gains from sales of bonds	1,349

Preferred stocks - unaffiliated:
Gross realized gains	160
Net realized gains from sales of preferred stocks	160

Net realized capital losses related to sales and other	294
Amount transferred to IMR (net of related tax expense
of $405 in 2020)	1,526
Tax on net realized capital gains (losses)	459
Net realized capital gains (losses)	$(773)

Other-Than-Temporary Impairments of Investments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

•The existence of any plans to sell the investment security.
•The extent to which fair value is less than statement value.
•The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
•The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
•For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
•The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
•The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in limited partnerships, the Company reviews the financial condition and future profitability of the limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital loss.

For those stocks with a decline in the fair value deemed to be other-than-temporary, a net realized capital loss is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those stocks deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

The Company did not recognize any OTTI on loan-backed and structured securities during 2022, 2021 and 2020 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2022. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant. The Company recognized no credit related OTTI in 2022.

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2022 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2022
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government and agencies	$—	$—	$809	$(167)	$809	$(167)
States, territories and possessions	—	—	2,171	(241)	2,171	(241)
Political subdivisions of states, territories and possessions	3,546	(1,064)	18,916	(9,791)	22,462	(10,855)
Industrial and miscellaneous	28,564	(2,813)	140,381	(22,440)	168,945	(25,253)
Residential mortgage-backed securities	—	—	24,446	(5,758)	24,446	(5,758)
Commercial mortgage-backed securities	3,948	(874)	39,868	(9,177)	43,816	(10,051)
Other structured securities	9,547	(1,146)	45,974	(4,818)	55,521	(5,964)

Total temporarily
impaired securities	$45,605	$(5,897)	$272,565	$(52,392)	$318,170	$(58,289)

At December 31, 2022, the Company owned 314 bonds and notes with a fair value of $318,170 in an unrealized investment loss position. There were 282 bonds and notes with a fair value of $272,565 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 16.1% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2022 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $301,529 or 94.8% of the total fair value of all bonds and notes with unrealized losses at December 31, 2022. Total unrealized losses on investment grade bonds and notes were $56,219 at December 31, 2022.

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2021
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government and agencies	$962	$(11)	$—	$—	$962	$(11)
Political subdivisions of states, territories and possessions	20,551	(439)	—	—	20,551	(439)
Industrial and miscellaneous	36,012	(979)	—	—	36,012	(979)
Residential mortgage-backed securities	12,363	(121)	—	—	12,363	(121)
Commercial mortgage-backed securities	32,092	(253)	—	—	32,092	(253)
Other structured securities	50,081	(196)	—	—	50,081	(196)
Total temporarily
impaired securities	$152,061	$(1,999)	$—	$—	$152,061	$(1,999)

At December 31, 2021, the Company owned 96 bonds and notes with a fair value of $152,061 in an unrealized investment loss position. There were no bonds or notes in an unrealized loss position for twelve or more months. The total fair value of bonds and notes with unrealized losses at December 31, 2021 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $148,940 or 97.9% of the total fair value of all bonds and notes with unrealized losses at December 31, 2021. Total unrealized losses on investment grade bonds and notes were $1,820 at December 31, 2021.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Restricted Assets

The Company has securities that were restricted or on deposit with government authorities or trustees as required by law to satisfy regulatory requirements.

Restricted assets by category as of December 31 are as follows:

	2022			2021
	Total	Restricted	Restricted to	Total	Restricted	Restricted to
	Admitted	to Total	Total Admitted	Admitted	to Total	Total Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
On deposit with states and other regulatory bodies	$3,085	0.1%	0.1%	$3,018	0.1%	0.1%
Pledged as collateral not captured in other categories	300,238	11.8%	11.8%	285,429	9.1%	9.1%
Total restricted assets	$303,323	11.9%	11.9%	$288,447	9.2%	9.2%

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.
•Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table. The rollforward table will only reflect the value transferred in.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels in 2022 and 2021.

Fair Value Measurement

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2022.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$—	$23,506	$—	$23,506
Cash equivalents	32,433	—	—	32,433
Derivatives	—	23	—	23
Separate account assets	1,622,216	57,583	—	1,679,799
Total assets	$1,654,649	$81,112	$—	$1,735,761

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of
December 31, 2021.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$—	$30,543	$—	$30,543
Cash equivalents	10,844	—	—	10,844
Derivatives	—	310	—	310
Separate account assets	2,148,713	63,637	—	2,212,350
Total assets	$2,159,557	$94,490	$—	$2,254,047

The Company had no liabilities measured at fair value on a recurring basis as of December 31, 2022 and 2021.

Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2022:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$689,808	$670,710	$—	$666,847	$3,863
Preferred stocks - unaffiliated	28,466	28,603	—	28,603	—
Mortgage loans	36,721	34,327	—	—	34,327
Cash equivalents and short-term
investments	47,112	47,112	32,433	14,679	—
Other invested assets	8,606	9,270	—	9,270	—
Derivatives	23	23	—	23	—
Contract loans	4,518	5,150	—	—	5,150
Separate account assets	1,680,236	1,679,799	1,622,216	57,583	—
Financial instruments recorded
as liabilities:
Deposit-type contracts	16,986	15,174	—	15,174	—
Annuity contracts	16,378	14,631	—	14,631	—
Separate account liabilities	1,680,236	1,679,799	1,622,216	57,583	—
The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2021:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$815,974	$1,008,681	$—	$941,005	$67,676
Preferred stocks - unaffiliated	30,543	30,543	—	30,543	—
Mortgage loans	43,816	46,498	—	—	46,498
Cash, cash equivalents and
short-term investments	10,844	10,844	10,844	—	—
Other invested assets	10,359	13,795	—	13,795	—
Derivatives	310	310	—	310	—
Contract loans	4,924	6,844	—	—	6,844
Separate account assets	2,212,350	2,212,350	2,148,713	63,637	—
Financial instruments recorded
as liabilities:
Deposit-type contracts	17,459	18,898	—	18,898	—
Annuity contracts	17,179	18,595	—	18,595	—
Separate account liabilities	2,212,350	2,212,350	2,148,713	63,637	—

The carrying amounts for accrued investment income and certain receivables and payables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

Determination of Fair Values

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents and short-term investments: Consists of money market mutual funds which are valued based on the closing price as of the balance sheet date.

Separate account assets and liabilities: Consists of mutual funds. Valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk-free rates and market comparables.

Cash equivalents and short-term investments: Consists of an U.S. Treasury security which is classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivatives: Consists of swaps. Valuation inputs having a significant effect on fair value include market quoted interest rates, market implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type and annuity contracts: The fair value of the Company’s liabilities under deposit-type and annuity contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Note 5: Income Tax

The Company will file a stand-alone U.S. federal income tax return for December 31, 2022. The Company is not eligible to be included in the CMHC consolidated U.S. federal income tax return until January 1, 2027.

For the period January 1, 2021 to July 31, 2021 and the year ended December 31, 2020, the Company was included in the U.S. federal income tax return filed by Assurant. Tax liabilities were allocated within the Assurant consolidated group according to tax allocation principles prescribed by the Internal Revenue Code of 1986 and related income tax regulations applicable to life and non-life consolidated income tax returns. The method of allocation between the companies was subject to written agreement, approved by the Assurant Board of Directors. Allocation was based upon separate return calculations with current credit for net losses to the extent to which they were used in the consolidated return. Intercompany tax balances were to be settled within 30 days of paying quarterly tax estimates and filing of the consolidated federal income tax return.

Current income tax expense consists of the following for the years ended December 31:

	2022	2021	2020

Federal income tax expense benefit on operations	$3,754	$4,503	$827
Federal income tax expense (benefit) on
net realized capital gains (losses)	8,388	3,809	(459)

Federal income tax expense	$12,142	$8,312	$368

The 2022 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2022	2021	Change

Adjusted gross deferred tax assets	$16,638	$5,880	$10,758
Total deferred tax liabilities	(557)	(3,131)	2,574

Net deferred tax asset (excluding nonadmitted)	$16,081	$2,749	$13,332

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(1,138)

Change in net deferred income tax			$12,194

The 2021 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$5,880	$30,913	$(25,033)
Total deferred tax liabilities	(3,131)	(6,871)	3,740

Net deferred tax asset (excluding nonadmitted)	2,749	24,042	(21,293)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			317

Change in net deferred income tax			$(20,976)

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$30,913	$32,882	$(1,969)
Total deferred tax liabilities	(6,871)	(5,981)	(890)

Net deferred tax asset (excluding nonadmitted)	24,042	26,901	(2,859)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			73

Change in net deferred income tax			$(2,786)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31, 2022 and 2021 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2022	2021

Tax expense computed at federal corporate rate	$2,644	$22,799
Dividends received deductions	(748)	(1,579)
Foreign tax credit	(103)	(161)
Income tax benefit related to prior years	(745)	(2,923)
Nonadmitted assets	(5)	78
Interest maintenance reserve amortization	(485)	(493)
Amortization of deferred gain on reinsurance	(578)	(1,441)
Change in deferred income tax due to purchase accounting	—	13,031
Tax exempt investment income	(34)	(37)
Other	2	14

Total statutory income taxes	$(52)	$29,288

Federal income tax expense	$12,142	$8,312
Change in net deferred income tax	(12,194)	20,976

Total statutory income taxes	$(52)	$29,288
The total statutory provision for income taxes for the year ended December 31, 2020 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

Effective Tax Rate
2020

Statutory income before taxes	21.0%
(including capital gains and losses)
Interest maintenance reserve	(1.3)%
Amortization of deferred gain on reinsurance	(6.5)%
Dividend received deduction	(3.0)%
Other permanent adjustments	(1.6)%
Total adjustments	(12.4)%

Total	8.6%

Federal income tax incurred	1.0%
Change in net deferred income tax	7.6%

Total statutory income taxes	8.6%

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred
tax assets	$9,123	$7,515	$16,638	$5,880	$—	$5,880	$3,243	$7,515	$10,758
Statutory
valuation
allowance
adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross
deferred tax
assets	9,123	7,515	16,638	5,880	—	5,880	3,243	7,515	10,758
Deferred tax
assets
nonadmitted	4,312	7,515	11,827	—	—	—	4,312	7,515	11,827
Admitted deferred
tax assets	4,811	—	4,811	5,880	—	5,880	(1,069)	—	(1,069)
Deferred tax
liabilities	(437)	(120)	(557)	(765)	(2,366)	(3,131)	328	2,246	2,574
Net admitted
deferred tax
assets	$4,374	$(120)	$4,254	$5,115	$(2,366)	$2,749	$(741)	$2,246	$1,505

The nonadmitted deferred tax asset increased $11,827 in 2022 and decreased $15,650 in 2021. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at
December 31 are as follows:

	2022	2021	Change
Ordinary deferred tax assets:
Deferred acquisition costs	$4,359	$1,161	$3,198
Life and accident and health reserves	4,429	4,499	(70)
Policyholder dividends accrual	137	137	—
Other	198	83	115
Subtotal ordinary deferred tax assets	9,123	5,880	3,243
Nonadmitted ordinary deferred tax assets	4,312	—	4,312
Admitted ordinary deferred tax assets	4,811	5,880	(1,069)
Capital deferred tax assets:
Investments	7,515	—	7,515
Nonadmitted capital deferred tax assets	7,515	—	7,515
Admitted capital deferred tax asset	—	—	—
Admitted deferred tax assets	4,811	5,880	(1,069)
Ordinary deferred tax liabilities:
Investments	(30)	(42)	12
Deferred and uncollected premium	(91)	(105)	14
Unrealized gains	(5)	(65)	60
Guaranty fund liabilities	(311)	(553)	242
Total ordinary deferred tax liabilities	(437)	(765)	328
Capital deferred tax liabilities:
Investments	—	(1,169)	1,169
Unrealized gains	(120)	(1,197)	1,077
Subtotal capital deferred tax liabilities	(120)	(2,366)	2,246
Total deferred tax liabilities	(557)	(3,131)	2,574
Net admitted deferred tax asset	$4,254	$2,749	$1,505

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	4,253	—	4,253	4,549	—	4,549	(296)	—	(296)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	4,253	—	4,253	4,549	—	4,549	(296)	—	(296)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	—	—	21,202	—	—	30,421	—	—	(9,219)
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	558	—	558	1,331	—	1,331	(773)	—	(773)
Admitted deferred tax asset	$4,811	$—	$4,811	$5,880	$—	$5,880	$(1,069)	$—	$(1,069)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital ("RBC") reporting entity)	776%	1039%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$141,345	$202,809

The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2022 and 2021.

Other Tax Items

On July 31, 2021, the stock of the Company was acquired by CMFG Life. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets which impacted the related deferred tax values. The impact was included in the change in net deferred income tax and in the Reconciliation to U.S. Tax Rate (included above within in Note 5, Income Tax) for the year ended December 31, 2021. Also, the terms of the transaction resulted in the extinguishment or reclassification of certain balances with the former parent. The net impact was reported as an increase to unassigned surplus for the year ended December 31, 2021.

As of December 31, 2022 and 2021, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2022 and 2021 of $6,971 and $4,250, respectively, are available for recoupment in the event of future capital losses. The Company has no taxes incurred in 2020 that are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

There were no tax contingencies as of December 31, 2022. A reconciliation of the beginning and ending amount of tax contingences as of December 31, 2021 is as follows:

2021

Balance at January 1	$2,425
Reductions for prior years' tax position	(2,425)

Balance at December 31	$—

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2022, 2021 and 2020, the Company recognized $0, a decrease of $212 and an increase of $103, respectively, in interest and penalties. The Company had no changes in interest and penalties during the year ended December 31, 2022. The Company did not accrue any interest or penalties at December 31, 2022 and 2021, respectively.

The Company files a U.S. federal income tax return and files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, any adjustment to income tax liabilities for periods prior to August 1, 2021 are the sole obligation or benefit of the former owner.

In August 2022, the Inflation Reduction Act of 2022 (“the Act”) was passed by the US Congress and signed into law. The Act includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1,000,000. For a group of related entities, the $1,000,000 threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to an AMT liability. The corporation’s tentative AMT liability is equal to 15% of its adjusted AFSI, and AMT is payable to the extent the tentative AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of AMT.

The controlled group of corporations of which the Company is a member has determined that it likely will not be an applicable corporation in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the AMT provisions of the Act. The US Treasury Department is expected to issue guidance throughout 2023 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination. No provision for the AMT has been made in the Company’s current or deferred tax accounts as of December 31, 2022.

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. CMFG Life and other affiliates allocated expenses to the Company of $14,866 and $4,480 in 2022 and 2021, respectively.

After the acquisition by CMFG Life, the Company hired MEMBERS Capital Advisors, Inc. (“MCA”) as its investment advisor for most of its portfolio. MCA investment management fees recorded were $967 and $474 in 2022 and 2021, respectively.

Pursuant to agreements used for cash management, the Company periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement. The Company recorded affiliated interest expense of $406 in 2022 related to the cash management agreement. There were no affiliated interest charges in 2021. The Company had an outstanding borrowing due to CMFG Life of $20,307 at December 31, 2022, which is included in Payable to affiliates.

As of December 31, 2022, $3,976 was due to CMFG Life for expense sharing transactions as described above. There were no material balances owed to any one affiliated party as of December 31, 2021.

In 2022, the Company paid CMFG Life a $60,000 extraordinary dividend composed of mortgage loans, debt securities and cash which the Company received timely approval from the Insurance Department.

In 2020, prior to the Company's acquisition by CMFG Life, USIC paid a dividend of $18,000 to its former parent.

In 2020 and prior to acquisiton in 2021, the Company received various services from its prior owner and its affiliates. These services include information technology support, benefit plan administration, corporate insurance, accounting, tax, auditing, investment, actuarial and other administrative functions. The net expenses allocated to the Company for these services were $4,449 and $6,327 for 2021 and 2020, respectively.

The amounts paid by the Company to its prior owner through a tax sharing agreement were $3,771 and $3,111, for 2021 and 2020, respectively.

The Company provided underwriting, claims handling, information technology and administrative services to its prior owner and its affiliates and recorded income of $4,009 for 2020. The Company recorded no income for these services in 2021.

The Company ceded group accidental death and disability premiums of $1,703 and $3,373 for 2021 and 2020, respectively, to former affiliates.

Administrative expenses allocated to the Company from its prior owner and CMFG Life may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

The Company’s prior owner purchased bonds for $3,755 and other invested assets for $75,130, all at fair value, from the Company during 2021, prior to the acquisition.

Note 7: Reinsurance

The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2022 and 2021.

	2022	2021
Premiums earned:
Direct	$126,839	$143,981
Assumed premiums	1,798	3,408
Ceded to affiliates	—	(1,703)
Ceded to non-affiliate	(126,221)	(141,581)
Premiums and other considerations	$2,416	$4,105
Benefits and surrender expenses:
Direct	$474,841	$535,716
Assumed from non-affiliates	24,669	31,086
Ceded to affiliates	—	(360)
Ceded to non-affiliates	(428,928)	(487,124)
Benefits and surrender expenses, net of reinsurance	$70,582	$79,318
Decrease in policy reserves:
Direct	$(60,950)	$(16,028)
Assumed from non-affiliates	(17,040)	(20,172)
Ceded to non-affiliates	31,665	(17,399)
Decrease in policy reserves, net of reinsurance	$(46,325)	$(53,599)

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $613,133 and $656,989 as of December 31, 2022 and 2021.

The Company entered into a reinsurance agreement with Sun Life for the sale of its employee benefits segment as discussed in Note 1. The agreement resulted in a gain of $416,387 which was deferred as a component of capital and surplus on the statutory basis statements of changes in capital and surplus. The deferred gain is recognized net of tax basis as profits are earned within the reinsured business. The amount of gain amortized as income in the statutory basis statements of operations for the years ended December 31, 2022, 2021 and 2020 was $1,647, $2,249, and $6,427, respectively. The Company ceded premiums of $3,632, $6,374, and $51,146 during the years ended December 31, 2022, 2021 and 2020, respectively, related to this agreement. In addition, as of December 31, 2022 and 2021, total ceded reserves related to this agreement were $373,117 and $429,255, respectively.

The Company assumed premium from IA American Life Insurance Company, a former affiliate, of $1,810, $860, and $2,196 for the years ended December 31, 2022, 2021 and 2020, respectively, and reserves of $219,440 and $233,292 as of December 31, 2022 and December 31, 2021, respectively.

The Company entered into a reinsurance agreement with Talcott Resolution for the sale of the FFG division, which sold variable life insurance and annuity products as discussed in Note 1. The ceded reserves related to this agreement were $465,922 and $482,489 as of December 31, 2022 and 2021, respectively. In addition, under the reinsurance agreement, Talcott Resolution is obligated to contribute funds to increase the value of the separate accounts relating to the business sold if such value declines below contractual guarantees. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments. Prudential Financial Inc. administers the Company’s individual life insurance policies ceded under this agreement while Talcott Resolution administers the remaining contracts.

The Company divested its LTC operations to John Hancock as discussed in Note 1. Under this reinsurance agreement, the Company ceded $56,639, $65,572, and $68,581 of premiums to John Hancock during the years ended December 31, 2022, 2021 and 2020, respectively. The ceded reserves related to this agreement were $2,564,651 and $2,527,046, including $485,389 and $463,744 of premium deficiency reserves, in 2022 and 2021, respectively.

In the event Sun Life, Talcott Resolution or John Hancock are unable to meet their policy and administrative obligations for the ceded business, the business risk and administration would revert back to the Company. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral as security under the reinsurance agreements.

The following table shows the effect of reinsurance on premiums for the year ended December 31, 2020:

2020

Premiums earned:
Direct	$190,850
Assumed premiums	2,201
Ceded premiums	(190,001)

Premiums and other considerations	$3,050

Note 8: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2022, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2022	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$39,979	$—	$39,979	5.6%
At book value less surrender
charge of 5% or more	144	—	—	144	—%
At market value	—	—	444,173	444,173	61.9%

Total with adjustment or
at market value	144	39,979	444,173	484,296	67.5%
At book value with minimal or
no charge adjustment	179,219	—	—	179,219	25.0%
Not subject to
discretionary withdrawal	35,675	—	17,920	53,595	7.5%

Gross annuity reserves and
deposit liabilities	215,038	39,979	462,093	717,110	100.0%
Ceded reserves	200,591	—	—	200,591

Total net annuity reserves
and deposit liabilities	$14,447	$39,979	$462,093	$516,519

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2022	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$26,226	$—	$26,226	19.7%
At market value	—	—	103,674	103,674	77.8%
Total with adjustment or
at market value	—	26,226	103,674	129,900	97.5%
At book value with minimal or
no charge adjustment	3,421	—	—	3,421	2.5%

Gross annuity reserves and
deposit liabilities	3,421	26,226	103,674	133,321	100.0%
Ceded reserves	61	—	—	61

Total net annuity reserves
and deposit liabilities	$3,360	$26,226	$103,674	$133,260

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2022	Account	Guarantees	Nonguaranteed	Total	Total

At book value with minimal or
no charge adjustment	$16,986	$—	$—	$16,986	100.0%
Not subject to
discretionary withdrawal	—	—	—	—	—%

Gross annuity reserves and
deposit liabilities	16,986	—	—	16,986	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves
and deposit liabilities	$16,986	$—	$—	$16,986

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2021, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$42,815	$—	$42,815	4.8%
At book value less surrender
charge of 5% or more	—	—	—	—	—%
At market value	—	—	627,874	627,874	70.3%

Total with adjustment or
at market value	—	42,815	627,874	670,689	75.1%
At book value with minimal or
no charge adjustment	185,219	—	—	185,219	20.8%
Not subject to
discretionary withdrawal	36,617	—	—	36,617	4.1%

Gross annuity reserves and
deposit liabilities	221,836	42,815	627,874	892,525	100.0%
Ceded reserves	206,730	—	—	206,730

Total net annuity reserves
and deposit liabilities	$15,106	$42,815	$627,874	$685,795

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$27,006	$—	$27,006	15.8%
At market value	—	—	140,474	140,474	82.1%
Total with adjustment or
at market value	—	27,006	140,474	167,480	97.9%
At book value with minimal or
no charge adjustment	3,681	—	—	3,681	2.1%

Gross annuity reserves and
deposit liabilities	3,681	27,006	140,474	171,161	100.0%
Ceded reserves	76	—	—	76

Total net annuity reserves
and deposit liabilities	$3,605	$27,006	$140,474	$171,085

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%

Total with adjustment or
at fair value	—	—	—	—	—%
At book value with minimal or
no charge adjustment	17,459	—	—	17,459	100.0%
Not subject to
discretionary withdrawal	—	—	—	—	—%

Gross annuity reserves and
deposit liabilities	17,459	—	—	17,459	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves
and deposit liabilities	$17,459	$—	$—	$17,459

The following table shows policy liabilities associated with the Company’s annuity products as of December 31:

	2022	2021
Annuities	$17,807	$18,711
Deposit-type contracts	16,986	17,459
Annuity reserves from the separate accounts	631,972	838,169
Total annuity reserves	$666,765	$874,339

The following table shows life reserves by withdrawal characteristics at December 31, 2022:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$48,640	$49,455	$50,932	$—	$—	$—
Universal life	75,146	75,147	84,244	—	—	—
Other permanent cash value
life insurance	—	—	—	—	—	—
Variable universal life	107,275	106,816	110,250	1,033,298	1,033,298	1,033,298
Miscellaneous reserves	—	575,165	608,746	—	—	—
Not subject to discretionary withdrawal
or no cash values:
Term policies with cash value	—	—	2,791	—	—	—
Accidental death benefits	—	—	23	—	—	—
Disability - active lifes	—	—	201	—	—	—
Disability - disabled lives	—	—	2,260	—	—	—
Miscellaneous reserves	—	—	19,987	—	—	—
Gross reserves before reinsurance	231,061	806,583	879,434	1,033,298	1,033,298	1,033,298
Ceded reinsurance	231,061	279,351	304,061	—	—	—
Net reserves	$—	$527,232	$575,373	$1,033,298	$1,033,298	$1,033,298
.

The following table shows life reserves by withdrawal characteristics at December 31, 2021:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$51,988	$52,843	$54,441	$—	$—	$—
Universal life	78,961	78,961	88,588	—	—	—
Other permanent cash value
life insurance	—	—	—	—	—	—
Variable universal life	106,002	105,828	109,640	1,364,063	1,364,063	1,364,063
Miscellaneous reserves	—	618,523	655,958	—	—	—
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value	—	—	3,114	—	—	—
Accidental death benefits	—	—	26	—	—	—
Disability - active lives	—	—	220	—	—	—
Disability - disabled lives	—	—	2,333	—	—	—
Miscellaneous reserves	—	—	20,670	—	—	—
Gross reserves before reinsurance	236,951	856,155	914,320	1,364,063	1,364,063	1,364,063
Ceded reinsurance	236,951	287,934	314,825	—	—	—
Net reserves	$—	$568,221	$599,495	$1,364,063	$1,364,063	$1,364,063

The following table shows policy liabilities associated with the Company’s life products as of December 31:

	2022	2021
Life	$570,982	$ 618,280
Miscellaneous	4,391	1,885
Life reserves from the separate accounts	1,033,298	1,364,063

Total life insurance reserves	$1,608,671	$1,984,228

Note 9: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2022 and 2021, USIC’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

Under applicable Kansas state insurance laws and regulations, the Company is required to maintain minimum capital and surplus of $1,200 at December 31, 2022. The Insurance Department also requires a $400 deposit for fair value of securities that must be held for the protection of all Company’s policyholders or creditors, or both.

USIC is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. USIC could pay up to $14,560 in stockholder dividends in 2023 without the approval of the Insurance Department.

Note 10: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2022	2021

Limited partnerships	$55,947	$—
Mortgage loans	—	2,550
Private placement bonds	4,000	—

Total investment commitments	$59,947	$2,550

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2022 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $583 and $4,161 at December 31, 2022 and 2021, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $1,482 and $2,638 as of December 31, 2022 and 2021, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2022	2021

Asset recognized from paid and accrued
premium tax offsets prior year-end	$2,638	$2,989

Decreases:
Premium tax offset applied	433	467
Accrued assessments	939	29

Total decreases	1,372	496

Increases:
Creditable guaranty fund assessments paid	217	145

Total increases	217	145

Asset recognized from paid and accrued
premium tax offsets year-end	$1,483	$2,638

Due to the uncertainty of the anticipated cashflows related to invoicing of the remaining assessments from insolvencies of entities that wrote LTC contracts, the following related guaranty fund liabilities and assets at December 31, 2022 have not been discounted:

Name of Insolvency	Guaranty Fund Assessment	Related Assets
Penn Treaty	$304	$304
Others	279	1,179
Total	$583	$1483

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

Note 11: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2022	2021

Nonadmitted assets:
Net deferred tax asset	$(11,828)	$—
Other	(364)	(396)
Total nonadmitted assets deducted from surplus	$(12,192)	$(396)

Asset valuation reserve deducted from surplus	$(4,357)	$(6,863)
Deferred gain on sale of FFG	14,213	15,314
Deferred gain on reinsurance with Sun Life	8,116	9,763
Unrealized capital losses deducted from surplus net of tax	(5,285)	(6,013)

Note 12: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2022		2021
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$—	$(298)	$—	$(352)
Ordinary renewal	732	732	841	841
Accident and health	—	—	4	4

Totals	$732	$434	$845	$493

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 13: Separate Accounts

The general account of the Company had no separate account guarantees as of December 31, 2022 or 2021.

Separate accounts held by the Company represent policyholder funds for variable annuity and variable universal life contracts. The separate account assets primarily consist of mutual funds that contain common stocks. Additionally, the separate accounts include bonds and short-term investments, which are carried at estimated fair value.

In 2001, the Company fully ceded its separate accounts business on a modified co-insurance basis to Talcott Resolution.

The separate account assets legally insulated and not legally insulated from the general account as of
December 31, 2022 and 2021 are attributed to the following products/transactions:

	2022		2021
	Separate Account		Separate Account
	Legally	Assets Not	Legally	Assets Not
	Insulated Assets	Legally Insulated	Insulated Assets	Legally Insulated

Individual variable annuity	$566,121	$—	$768,904	$—
Variable life	1,033,842	—	1,364,063	—
Modified guarantee contracts	—	80,273	—	79,922

Total assets	$1,599,963	$80,273	$2,132,967	$79,922

The Company’s separate accounts, primarily for individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2022			2021
	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total
Reserves for accounts
with assets at fair value	$66,205	$1,599,065	$1,665,270	$69,821	$2,132,058	$2,201,879
Reserves with assets subject
to discretionary withdrawal:
At fair value	—	1,599,065	1,599,065	—	2,132,058	2,132,058
With market value adjustment	66,205	—	66,205	69,821	—	69,821

Subtotal separate account liabilities	$66,205	$1,599,065	$1,665,270	$69,821	$2,132,058	$2,201,879
Transfer to separate accounts			14,966			11,010
Total separate account liabilities			$1,680,236			$2,212,889

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2022	2021

Transfers to separate accounts	$34,847	$38,580
Transfers from separate accounts	(119,394)	(154,303)
Net transfers to separate accounts	(84,547)	(115,723)
Reinsurance ceded	84,547	115,723
Transfers as reported in the statement of operations	$—	$—

Note 14: Subsequent Events

The Company evaluated subsequent events through March 24, 2023, the date the statutory basis financial statements were available for issuance. There were no subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

Supplemental Schedules

Net investment income earned:
Government bonds	$142
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	41,650
Bonds of affiliates	—
Preferred stocks (unaffiliated)	1,709
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	2,467
Real estate	—
Premium notes, contract loans and liens	257
Cash	—
Cash equivalents	442
Short-term investments	—
Other invested assets	603
Derivatives	3,237
Aggregate write-ins for net investment income	27
Gross net investment income	$50,534

Real estate owned - book value less encumbrances (excluding home office)

Mortgage loans - book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	36,721
Total mortgage loans	$36,721

Mortgage loans by standing - book value:
Good standing	$36,721
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Other long-term assets-statement value
Collateral loans	—
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds
Preferred stocks	—
Common stocks

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$30,129
Over 1 year through 5 years	60,480
Over 5 years through 10 years	223,480
Over 10 years through 20 years	278,474
Over 20 years	111,924

Total by maturity	$704,487

Bonds by class - statement value
Class 1	400,651
Class 2	280,675
Class 3	23,161
Class 4	—
Class 5	—
Class 6	—
Total by class	$704,487

Total bonds publicly traded	648,427
Total bonds privately placed	56,060

Preferred stocks - statement value	28,466
Common stocks - market value	—
Short-term investments - book value	14,679
Options, caps & floors - statement value	—
Options, caps & floors written and in force - statement value (excluding liabilities)	—
Collar, swap & forward agreements open - statement value	—
Futures contracts open - current value (excluding liabilities)	—
Cash	15,915
Cash equivalents	32,433

Life insurance in force:
Industrial	$22,047
Ordinary	6,571,064
Group life	578,441

Amount of accidental death insurance in force under ordinary policies	86,511

Life insurance policies with disability provisions in force:
Ordinary	3,649
Group life	5,871

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	3,655
Amount of income payable	—
Ordinary - involving life contingencies:
Amount on deposit	—
Amount of income payable	38

Annuities:
Ordinary
Immediate - amount of income payable	$4,426
Deferred - fully paid - account balance	643,458
Deferred - not fully paid - account balance	4,771

Accident and health insurance - premium in force
Group	1,322
Credit	—
Other	94,669

Dividend accumulations - account balance	13,439

Claim payments 2022
Group accident and health - year ended December 31
2022	17
2021	3
2020	98
2019	56
2018	44
Prior	59

Other accident and health
2022	113
2021	232
2020	251
2019	260
2018	445
Prior	329

Obligations under securities lending	-

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds (Schedule D, Part 1):
U.S. governments	$6,550	$6,550	0.8%
All other governments	—	—	—%
U.S. states, territories and possessions, etc. guaranteed	2,412	2,412	0.3%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	36,114	36,114	4.3%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	43,811	43,811	5.2%
Industrial and miscellaneous	600,921	600,921	71.6%
Hybrid securities	—	—	—%
Parent, subsidiaries and affiliates	—	—	—%
SVO identified funds	—	—	—%
Unaffiliated Bank loans	—	—	—%
Total long-term bonds	689,808	689,808	82.2%
Preferred stocks
Industrial and miscellaneous (unaffiliated)	28,466	28,466	3.4%
Parent, subsidiaries and affiliates	—	—	—%
Total preferred stocks	28,466	28,466	3.4%
Common stocks	—	—	—%
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	—	—%
Industrial and miscellaneous Other (Unaffiliated)	—	—	—%
Parent, subsidiaries and affiliates Publicly traded	—	—	—%
Parent, subsidiaries and affiliates Other	—	—	—%
Mutual funds	—	—	—%
Unit investment trusts	—	—	—%
Closed-end funds	—	—	—%
Total common stocks	—	—	—%
Mortgage loans	36,721	36,721	4.4%
Commercial mortgages	—	—	—%
Mezzanin real estate loans	—	—	—%
Total valuation allowance	—	—	—%
Total mortgage loans	36,721	36,721	4.4%
Cash, cash equivalents and short-term investments	48,348	48,348	5.8%
Cash (Schedule E, Part 1)	—	—	—%
Cash equivalents (Schedule E, Part 2)	—	—	—%
Short-term investments (Schedule DA)	14,679	14,679	1.7%
Total cash, cash equivalents and short-term investments	63,027	63,027	7.5%
Contract loans	4,518	4,518	0.5%
Derivatives	23	23	—%
Other invested assets (Schedule BA)	16,951	16,951	2.0%
Receivable for securities	—	—	—%
Total invested assets	$839,514	$839,514	100.0%

1.USIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.USIC has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.USIC cedes certain annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

SUPPLEMENT FOR THE YEAR 2022 OF THE UNION SECURITY INSURANCE COMPANY

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$	%
11.03	Canadian-currency-denominated investments	$	%
11.04	Canadian-denominated insurance liabilities	$	%
11.05	Unhedged Canadian currency exposure	$	%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$	%
	Largest three investments with contractual sales restrictions:		
12.03		$	%
12.04		$	%
12.05		$	%

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	STATE STREET CORP	$ 9,168,900	1.1 %
13.03	BANK OF AMERICA CORP	$ 8,850,800	1.0 %
13.04	MCA FUND VI LP	$ 8,317,236	1.0 %
13.05	PUBLIC STORAGE	$ 4,658,000	0.5 %
13.06	ZIONS BANCORP NA	$ 2,171,875	0.3 %
13.07	AMG CAPITAL TRUST II	$ 1,988,000	0.2 %
13.08	CITIGROUP CAPITAL XIII	$ 799,601	0.1 %
13.09	MORGAN STANLEY	$ 704,200	0.1 %
13.10	PROLOGIS INC	$ 124,297	%
13.11		$	%

SUPPLEMENT FOR THE YEAR 2022 OF THE UNION SECURITY INSURANCE COMPANY

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	%
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$	%
14.04		$	%
14.05		$	%

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	STATE STREET GLOBAL ADVISORS	$ 32,433,350	$ 32,433,350	$
14.07		$	$	$
14.08		$	$	$
14.09		$	$	$
14.10		$	$	$
14.11		$	$	$
14.12		$	$	$
14.13		$	$	$
14.14		$	$	$
14.15		$	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$	%
	Largest three investments in general partnership interests:		
15.03		$	%
15.04		$	%
15.05		$	%

SUPPLEMENT FOR THE YEAR 2022 OF THE UNION SECURITY INSURANCE COMPANY

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	COMMERCIAL	$ 6,000,000	0.7 %
16.03	COMMERCIAL	$ 5,000,000	0.6 %
16.04	COMMERCIAL	$ 4,879,168	0.6 %
16.05	COMMERCIAL	$ 4,667,704	0.5 %
16.06	COMMERCIAL	$ 4,500,000	0.5 %
16.07	COMMERCIAL	$ 4,000,000	0.5 %
16.08	COMMERCIAL	$ 2,983,674	0.3 %
16.09	COMMERCIAL	$ 2,550,000	0.3 %
16.10	COMMERCIAL	$ 1,992,586	0.2 %
16.11	COMMERCIAL	$ 107,758	%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans	
16.12	Construction loans	$	%
16.13	Mortgage loans over 90 days past due	$	%
16.14	Mortgage loans in the process of foreclosure	$	%
16.15	Mortgage loans foreclosed	$	%
16.16	Restructured mortgage loans	$	%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural	
Loan to Value	1	2	3	4	5	6
17.01 above 95%	$	%	$	%	$	%
17.02 91 to 95%	$	%	$	%	$	%
17.03 81 to 90%	$	%	$	%	$	%
17.04 71 to 80%	$	%	$	%	$	%
17.05 below 70%	$	%	$ 36,720,878	4.3 %	$	%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$	%
18.03		$	%
18.04		$	%
18.05		$	%
18.06		$	%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$	%
	Largest three investments held in mezzanine real estate loans:		
19.03		$	%
19.04		$	%
19.05		$	%

SUPPLEMENT FOR THE YEAR 2022 OF THE UNION SECURITY INSURANCE COMPANY

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

	At Year End		At End of Each Quarter		
			1st Quarter	2nd Quarter	3rd Quarter
	1	2	3	4	5
20.01 Securities lending agreements (do not include assets held as collateral for such transactions)	$	%	$	$	$
20.02 Repurchase agreements	$	%	$	$	$
20.03 Reverse repurchase agreements	$	%	$	$	$
20.04 Dollar repurchase agreements	$	%	$	$	$
20.05 Dollar reverse repurchase agreements	$	%	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written	
	1	2	3	4
21.01 Hedging	$	%	$	%
21.02 Income generation	$	%	$	%
21.03 Other	$	%	$	%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

	At Year End		At End of Each Quarter		
			1st Quarter	2nd Quarter	3rd Quarter
	1	2	3	4	5
22.01 Hedging	$ 310,124	%	$ 582,293	$ 471,028	$ 370,405
22.02 Income generation	$	%	$	$	$
22.03 Replications	$	%	$	$	$
22.04 Other	$	%	$	$	$

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

	At Year End		At End of Each Quarter		
			1st Quarter	2nd Quarter	3rd Quarter
	1	2	3	4	5
23.01 Hedging	$	%	$	$	$
23.02 Income generation	$	%	$	$	$
23.03 Replications	$	%	$	$	$
23.04 Other	$	%	$	$	$

(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.

Business Organization
Union Security Insurance Company (“USIC” or the "Company") is a stock life insurance company domiciled in the State of Kansas and is a wholly owned subsidiary of CMFG Life Insurance Company ("CMFG Life"), an Iowa life insurance Company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company is a provider of pre-funded funeral insurance (“preneed”) products and accidental death and dismemberment policies as well as traditional life insurance and annuities. USIC distributes its products in all states in the U.S. and the District of Columbia, except New York. The dollar amounts disclosed in this Business Organization section are in thousands.

However, as referenced previously, most of the businesses of the Company were sold through reinsurance or modified coinsurance arrangements and therefore most revenue and income activity is offset by the impacts of the reinsurance or modified coinsurance arrangements.

The Company was acquired by CMFG Life in 2021.

Our total 2022 income of $72,927 included $49,567 of net investment income. The remaining revenues of $23,360 were attributed to the Preneed products and reinsurance commission and fee income. See discussion below about fee income. The Company administers preneed life insurance products and to a lesser extent, annuity and accident and health business, substantially all of which are in run-off. See Note 1, Nature of Business, to the statutory basis financial statements for more information.

The Company does not have any publicly issued equity or debt securities. However, the Company is subject to certain filing requirements under the federal securities laws because the Company has issued certain variable and market value adjusted insurance contracts, which are required to be registered as securities. The Company exited this line of business and sold the business segment, then referred to as Fortis Financial Group ("FFG"), to Talcott Resolution (formerly owned by The Hartford) in 2001. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, Talcott Resolution is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If Talcott Resolution fails to fulfill its obligations, the Company will be obligated to perform the services and make the required payments and funding.

As of December 31, 2022, the Company has no direct employees. CMFG Life employees support our legal, investment management, administrative, claims handling, actuarial, tax, accounting, and financial functions. The Company believes that employee relations are satisfactory.

H. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Some of the statements under “Business,” “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this registration statement for the fiscal year ended December 31, 2022, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, may constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the use of words such as “will,” “may,” “can,” “anticipates,” “expects,” “estimates,” “projects,” “intends,” “plans,” “believes,” “targets,” “forecasts,” “potential,” “approximately,” or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations will be achieved. Our actual results might differ materially from those projected in the forward- looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments. For a discussion of the risk factors that could affect our actual results, see “Risk Factors” in this registration statement. These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our statutory basis financial statements and notes and accompanying notes which appear elsewhere in this registration statement. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this registration statement, particularly under the section titled “Risk Factors.”

Management's Discussion and Analysis of Financial Condition and Results of Operations reviews our financial condition at December 31, 2022 and December 31, 2021; our results of operations for the years ended December 31, 2022, 2021 and 2020; and where appropriate, factors that may affect future financial performance. This discussion should be read in conjunction with our statutory basis financial statements and notes thereto appearing elsewhere in this Prospectus. The dollar amounts disclosed in this Management’s Discussion and Analysis of Financial Condition and Results of Operations are in thousands.

Critical Factors Affecting Results

Our results depend on, among other things, the appropriateness of our product pricing, underwriting, the accuracy of our reserving methodology for future policyholder benefits and claims, returns on and values of invested assets and our ability to manage our expenses and achieve expense savings. Factors affecting these items, including conditions in financial markets, the global economy and the markets in which the Company operates, may have a material adverse effect on our results of operations or financial condition. For more information on these and other factors that could affect our results, see "Risk Factors."

Management believes that the Company will have sufficient liquidity to satisfy our needs over the next twelve months.

For year ended December 31, 2022, net cash used in operating activities totaled $39,145; net cash provided by investing activities totaled $76,221 and net cash provided by financing and miscellaneous activities totaled $15,478. The Company had $63,027 in cash and cash equivalents as of December 31, 2022. Please see "Liquidity and Capital Resources," below for further details.

Revenues
The Company generates revenues primarily from premiums, investment income, and reinsurance ceding commissions.
Premium and reinsurance ceding commission income is supplemented by income earned from our investment portfolio. The Company recognizes revenue from interest payments, dividends, and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. In addition, the Company may realize gains and losses from the sale of investments.

Interest rate volatility can increase or reduce unrealized gains or losses in our investment portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the fair value of, fixed maturity and short-term investments.

The Company has investments that are subject to pre-payment risk, such as mortgage-backed and asset-backed securities. Interest rate fluctuations may cause actual net investment income and/or cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances the Company may be required to reinvest those funds in lower interest-earning investments.

Expenses
Our expenses are primarily policyholder benefits and underwriting, general, and administrative expenses.

Policyholder benefits are affected by general insurance expenses, taxes and commissions. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition. However, this exposure is mitigated by reinsurance for certain products as referenced previously.

Underwriting, general, and administrative expenses consist primarily of commissions, premium taxes, licenses, allocated fees, salaries and benefits.

Critical Accounting Estimates
The complexity of the business environment and applicable authoritative accounting guidance requires us to closely monitor the Company’s accounting policies. The following summary of the Company’s critical accounting policies is intended to enhance your ability to assess the Company’s financial condition and results of operations and the potential volatility due to changes in estimates.

Use of Estimates
The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserves, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Policy and Contract Claim Reserves
Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary.

Policy Reserves
Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Kansas Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death.

Returns of premium beyond the date of death are calculated using standard industry formulas.

Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds.

Tabular interest and tabular cost for life insurance has been determined from the basic data for the calculation of policy reserves. Tabular interest for annuities has been determined by formula. Tabular less actual reserves released has been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Investments
Other-Than-Temporary Impairments - Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgement on the part of the Company and depends on several factors, including, but not limited to:
•The existence of any plans to sell the investment security.
•The extent to which fair value is less than statement value.
•The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
•The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
•For mortgage-backed and structured securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
•The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
•The Company’s collateral position in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new amortized cost. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2022. Future declines in fair value may result in additional OTTI. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

Reinsurance
The Company has used reinsurance and coinsurance to exit certain businesses, including the disposals of AEB, FFG and Long-Term Care ("LTC"). The ceded reserves relating to these dispositions amounted to $3,403,690 and $3,438,790 at December 31, 2022 and 2021, respectively.

Additionally, in the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. See also Note 2, Summary of Significant Accounting Policies, Reinsurance to the statutory basis financial statements included elsewhere in this report.

The Company utilizes reinsurance for loss protection and capital management and business dispositions. See also “Quantitative and Qualitative Disclosures About Market Risk-Credit Risk.”

Contingencies
A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting us primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes.

Income Tax
Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets, as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

The detailed components of our deferred tax assets and liabilities are included in Note 5, Income Tax, to the statutory basis financial statements included elsewhere in this report.

Recent Accounting Pronouncements
There are no recent accounting pronouncements which have had or will have a material impact on the Company’s statutory basis financial statements.

Results of Operations for the Years ended December 31, 2022, 2021 and 2020

Overview

The table below presents information regarding our results of operations:
For the Years Ended December 31,

	2022	2021	2020
Income
Premiums and other considerations
Life and annuity contracts	$2,141	$3,166	$3,050
Accident and health contracts	275	939	—
Net investment income	49,567	54,696	53,426
Commission and fee income	18,613	24,329	30,798
Other income	2,331	2,365	2,311
Total income	72,927	85,495	89,585
Benefits and expenses
Death and annuity benefits	64,417	70,725	76,413
Disability and accident and health benefits	283	1,404	—
Interest on deposit-type contracts	1,826	2,286	1,512
Other benefits to policyholders and beneficiaries	650	2,507	2,278
Surrender benefits	3,406	2,396	1,985
Decrease in policy reserves-life and annuity contracts and accident and health insurance	(46,325)	(53,599)	(55,924)
General insurance expenses	16,707	8,864	8,941
Insurance taxes, licenses, fees, and commissions	14,048	15,592	17,365
Total benefits and expenses	55,012	50,175	52,570
Income before dividends to policyholders, federal income tax expense and net realized capital gains (losses)	17,195	35,320	37,015
Dividends to policyholders	601	617	758
Income before federal income tax expense and net realized capital gains (losses)	17,314	34,703	36,257
Federal income tax expense	3,754	4,503	827
Income before net realized capital gains (losses)	13,560	30,200	35,430
Net realized capital gains (losses), excluding gains (losses) transferred to IMR, net of tax expense (benefit) (2022 - $8,388; 2021 - $3,809; 2020 - ($459)) excluding taxes transferred to (from) IMR (2022 - $1,002; 2021 - $(4,085);; 2020 - $406)	(9,341)	54,684	(773)
Net income	$4,219	$84,884	$34,657

Net Income
Net income decreased $80,665, or 95%, to $4,219 for the year ended December 31, 2022 from $84,884 for the year ended December 31, 2021 and increased $50,227, or 59% to $84,884, for the year ended December 31, 2021 from $34,657 for the year ended December 31, 2020. The decrease from 2021 to 2022 was primarily due to realized losses in 2022 versus realized gains in 2021 and an increase in general insurance expense. The increase from 2020 to 2021 was primarily related to realized capital gains resulting from selling investments to affiliates of its previous parent company before the acquisition by CMFG Life.

Total Income
Total income decreased $12,568, or 15%, to $72,927 for the year ended December 31, 2022 from $85,495 for the year ended December 31, 2021 and decreased $4,090, or 5% to $85,495, for the year ended December 31, 2021 from $89,585 for the year ended December 31, 2020. The decrease from 2021 to 2022 was primarily related to a decrease in net investment income and commission and fee income. The decrease from 2020 to 2021 was primarily due to lower amortization of deferred gains associated with the sale of AEB.

Total Benefits and Expenses
Total benefits and expenses increased $4,837, or 10%, to $55,012 for year ended December 31, 2022 from $50,175 for the year ended December 31, 2021, and decreased $2,575, or 5%, to $52,750 for the year ended December 21, 2020. The increase from 2021 to 2022 was primarily related to an increase in general insurance expenses. The decrease from 2020 to 2021 was primarily related to a decrease in commissions paid.

Investments
Refer to Note 2, Summary of Significant Accounting Policies, and Note 3, Investments, to the statutory basis financial statements included elsewhere in this report.

Liquidity and Capital Resources
The primary sources of funds for the Company consist of premiums and reinsurance commission income collected, proceeds from the sales and maturity of investments and net investment income. Cash is primarily used to pay insurance claims, agent commissions, reinsurance premiums, operating expenses and taxes. The Company generally invests its excess funds in order to generate investment income. The Company also has the ability to receive capital infusions from our Parent, if needed.

Cash Flows
The table below shows our recent net cash flows for the periods indicated:

For the Years Ended December 31,

	2022	2021	2020
Net cash (used in) provided by:
Operating activities	$(39,145)	$(29,174)	$(27,596)
Investing activities	76,221	21,980	55,794
Financing activities	15,478	(3,308)	(17,845)
Net change in cash	$52,554	$(10,502)	$10,353

Operating activities:
The Company typically generates operating cash inflows from premiums collected from our insurance products, fees received for services and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of reinsurance premiums, fees, and investment income received and expenses paid.

Net cash used in operating activities was $(39,145), $(29,174) and $(27,596) for the years ended December 31, 2022, 2021 and 2020, respectively. The cash used in operating activities was mainly due to most of the business being in run-off, which more than offsets cash inflows from continuing business activities.

Investing activities:
Net cash provided by investing activities was $76,221, $21,980 and $55,794 for the years ended December 31, 2022, 2021 and 2020, respectively. The increase in investing activities in 2022 as compared to 2021 was due to a decrease in investment activity that occurred prior to the acquisition by CMFG Life. The decrease in investing activities in 2021 as compared to 2020 was due to the run-off of the business and normal changes in our operating portfolio in 2021.

Financing activities:
Net cash and miscellaneous provided (used) in financing activities was $15,478, ($3,308) and $(17,845) for the years ended December 31, 2022, 2021 and 2020, respectively. In 2022, the increase in cash flow related to affiliated borrowing activity whereby the Company borrows on a short-term basis for cash management purposes from CMFG Life. The increase in 2021 from 2020 is due to cash dividends paid in 2020 to Assurant, the previous parent. The Company received $29,517 of bonds and $29,405 of mortgage loans as a non-cash dividend in 2022 from CMFG Life.

Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.

I.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.
The Company has no disagreements with its auditor.

J. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and stockholder’s interests. The Company is exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.

Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.

Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. The Company assumes counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. The Company has exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.

Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when either invested assets or liabilities, but not both, are indexed to inflation.

The dollar amounts disclosed in this Quantitative and Qualitative Disclosures About Market Risk section are in thousands.

Interest Rate Risk
Interest rate risk arises as the Company invests substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed and asset-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk - price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rise. Reinvestment risk is primarily associated with the need to reinvest cash flows (primarily coupons and maturities) in an unfavorable lower interest rate environment. In addition, for securities with embedded options such as callable bonds, mortgage-backed securities and certain asset-backed securities, reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.

The Company manages interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.

The interest rate sensitivity relating to price risk of our fixed maturity securities investment portfolio is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. The Company has assumed that the yield curve shifts are equal in direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed securities and asset-backed securities, a prepayment model is used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology.

Credit Risk
The Company has exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.

The Company’s risk management strategy is to invest in fixed maturity securities of high credit quality issuers and to limit the amount of credit exposures with the respect to any one issuer or parent based on the credit rating. Our holding limits are aggregated across asset classes and include a combination of public/private corporate debt, municipal bonds, equity, and an allocation of mortgage loan exposure. The calculated exposure also includes any outstanding uncollateralized derivative exposures. These exposures are then aggregated by internal credit rating. This internal credit rating is largely consistent with Nationally Recognized Statistical Rating Organizations ("NRSROs") with differences analyzed frequently. The total holding limits allow for total holdings of up to $25,000, $15,000 for holdings rated A+ and below, $10,000 for holdings BBB+ and below, $3,500 for issuers BB+ and below, and $2,000 for issuers B+ and below. For other asset classes, non-guaranteed structured assets have deal level holding limits which are inside the above referenced limits, while sovereign and US Agency debt rated AA+ or higher have a holding limit of $40,000.

The Company is also exposed to the credit risk of our reinsurers. When the Company purchases reinsurance, it is still liable to our insureds regardless of whether it gets reimbursed by our reinsurer. As part of overall risk and capacity management strategy, the Company purchased reinsurance for certain risks that we underwrite.

The Company had $3,403,690 and $3,439,090 of ceded reserves as of December 31, 2022 and 2021, respectively, the majority of which are protected from credit or risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or funds withheld arrangement. For example, reserves of $373,117 and $429,255, as of December 31, 2022 and 2021, respectively, relating to a coinsurance agreement with Sun Life Assurance Company of Canada (“Sun Life”), and reserves of $465,922 and $482,489 as of December 31, 2022 and 2021, respectively, relating to a coinsurance arrangement with Talcott Resolution and $2,564,651 and $2,527,406 as of December 31, 2022 and 2021, respectively, relating to coinsurance arrangements with John Hancock Life Insurance Company, related to sales of businesses that are backed by trusts. If the value of the assets in these trusts fall below the value of the associated liabilities, Sun Life, Talcott Resolution and John Hancock, as applicable, will be required to put more assets in the trusts. The Company may be dependent on the financial condition of Sun Life, Talcott Resolution and John Hancock, whose A.M. Best ratings are currently A+, B++, and A+, respectively. A.M. Best currently maintains a stable outlook on each of their financial strength ratings. For ceded reserves that are not protected by these mechanisms, the Company is dependent solely on the credit of the reinsurer. Occasionally, the credit worthiness of the reinsurer becomes questionable. See the section entitled "Risk Factors" for further information.

Inflation Risk
Inflation risk arises as the Company invests in assets that are not indexed to the level of inflation, whereas the corresponding liabilities are indexed to the level of inflation. Approximately 15% of our preneed insurance policies, with reserves of approximately $120,361 and $103,190 as of December 31, 2022 and 2021, respectively, have death benefits that are guaranteed to grow with CPI. In times of rapidly rising inflation, the credited death benefit growth on these liabilities increases relative to the investment income earned on the nominal assets resulting in an adverse impact on earnings. The Company has partially mitigated this risk by purchasing derivative contracts with payments tied to the CPI. See more information on derivatives in Note 4, Fair Value, to the statutory basis financial statements for more information.

DIRECTORS AND EXECUTIVE OFFICERS
Our directors and executive officers are as follows:

Name	Age	Position
Michael F. Anderson	54	Director
Paul D. Barbato	45	Secretary
Brian J. Borakove	43	Treasurer
Christopher Copeland	48	Director
Fernand LeBlanc	43	Director
Tammy L. Schultz	52	President and Chief Executive Officer; President, Global Preneed, Assurant, Inc
Lisa Young	55	Director
All directors and executive officers are elected annually.
Michael F. Anderson has been a director of the Company since December 15, 2015. He also serves as the Senior Vice President, Chief Legal Officer for CMFG Life where he has been responsible for all legal matters across CMFG Life’s business entities since 2011. He served as Managing Associate General Counsel from 2008 to 2009, was promoted to Vice President in 2009 and in 2011 was promoted to Senior Vice President. Before joining the Company, Mr. Anderson spent 15 years in private practice, most recently as a partner in the New York office of Morgan, Lewis & Bockius.
Paul D. Barbato has served as Secretary and as director of the Company since December 28, 2018. As of January 7, 2019, he also serves as Vice President, Associate General Counsel for CMFG Life. Mr. Barbato re-joined CMFG Life in May 2017 after spending two years as corporate counsel with Epic Systems Corporation (March 2015-May 2017). He originally joined CMFG Life in January 2009 as a Lead Counsel and later held roles as Associate General Counsel and Director of Corporate Governance. Before joining CMFG Life, Mr. Barbato spent two years at Michael Best & Friedrich, LLP, in Madison, Wisconsin, where he was an Associate Attorney.
Brian J. Borakove has served as our Treasurer since November 9, 2012 and Vice President, Corporate Treasurer since November 19, 2012 at CMFG Life. He served as Director of Investment Finance from 2007 to 2011 and was promoted to Associate Treasurer in 2011. Prior to joining CMFG Life, he was a Senior Manager, Investment Finance at Liberty Mutual Insurance in Boston, Massachusetts from 2005 to 2007. Prior to joining Liberty Mutual Insurance, Mr. Borakove served as a Senior Analyst, Treasury at FM Global in Johnston, Rhode Island from 2003-2005. Mr. Borakove held various positions at State Street Bank in Boston, Massachusetts from 2001-2003.
Christopher Copeland has been a director of the Company since July 31, 2021. He also serves as the Senior Vice President, Product Solution for CMFG Life since 2019. He served in several senior-level roles at CMFG Life including product executive in TruStage, chief actuary, corporate treasurer, and head of asset/liability management since 2006. Prior to joining CMFG Life he was a Senior Actuary at AEGON USA, Cedar Rapids, Iowa from 2004-2006.
Fernand LeBlanc has been director was appointed as a director of the Company in June 2018. He has served as Vice President, Global Strategy and Innovation of Global Preneed, an operating segment of Assurant, since January 2019. Prior to that, he served as Vice President of Global Strategy and Business Development from August 2017 to January 2019. From 2012 to 2017, he served as a Vice President, Product Management, for Assurant Life of Canada.
Tammy L. Schultz has served as a director of the Company in February 2016, and as President and Chief Executive Officer on March 1, 2016. In 2012, Ms. Schultz was appointed the Executive Vice President and President of the Preneed Business at Assurant, Inc. Prior to that, she served as Vice President, Chief Operations Officer and Client Relationships, Preneed.
Lisa Young has been director of the Company since June 2018. She has also served as Vice President of Global Preneed, an operating segment of Assurant, since 2015. Prior to that, from 2012 to 2015, she served as Vice President of Operations and Strategic Business Initiatives for Global Preneed.
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROLS
Policy Regarding Related Person Transactions. It is our policy to enter into or ratify related person transactions only when our Board of Directors determines that the transaction either is in, or is not inconsistent with, our best interests, including but not limited to situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to related persons on an arm's length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

Therefore, we have adopted the following written procedures for the review, approval or ratification of related person transactions. For purposes of the related person transaction policy, a related person transaction is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which (i) we were, are or will be a participant, (ii) the amount of the transaction, arrangement or relationship exceeds $120,000, and (iii) in which a related person had, has or will have a direct or indirect material interest in the transaction.
A related person means:
•any person who is, or at any time since the beginning of our last fiscal year was, a member of our Board of Directors or an executive officer or a nominee to become a member of our Board of Directors;
•any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;
•any immediate family member of any of the foregoing persons; or
•any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.
Any proposed transaction with a related person will be consummated or amended only if the following steps are taken:
Counsel (either inside or outside) will assess whether the proposed transaction is a related person transaction for purposes of this policy.
•If counsel determines that the proposed transaction is a related person transaction, the proposed transaction will be submitted to the Board of Directors for consideration at the next meeting or, in those instances in which counsel, in consultation with the President or the Treasurer, determines that it is not practicable or desirable for us to wait until the next Board of Directors meeting, to the President of the Company (who has been delegated authority to act between meetings).
•The Board of Directors shall consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director's independence in the event the related person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer; (iii) the availability of other suppliers or customers for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.
•The Board of Directors shall approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Board of Directors determines in good faith. The Board of Directors, shall convey the decision to counsel, who shall convey the decision to the appropriate persons within the Company.
At the Board of Director’s first meeting of each fiscal year, it shall review any previously approved related person transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company's contractual obligations, the Board of Directors shall determine if it is in the best interests of the Company and its shareholders to continue, modify, or terminate the related person transaction.
No member of the Board of Directors shall participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.
Certain Relationships and Related Person Transactions. Except for the agreements noted below, there have been no transactions between the Company and any related person since July 31, 2021, nor are any such related person transactions currently being contemplated for which disclosure would be required.
On January 1, 2015, the Company entered into a Joinder to CUNA Mutual Group Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement with CMFG Life and certain other affiliated companies. and on that same day, January 1, 2015, the Company entered into an Amended and Restated Expense Sharing Agreement with CMFG Life. See “Contractual Obligations” for more information about each of these agreements.
The Company has hired MEMBERS Capital Advisors, Inc. ("MCA") to provide investment advisory services with respect to the Company's General Account assets. MCA, which is 100% owned by CMIC, manages substantially all of the Company's invested assets in accordance with policies, directives and guidelines established by the Company.
COMPENSATION OF DIRECTORS
The directors of the Company are also officers of CMFG Life. The Company's directors receive no compensation for their service as directors of the Company but are compensated by CMFG Life for their services as officers of CMFG Life. Accordingly, no costs were allocated to the Company for services of following persons in their role as current directors: Michael F. Anderson, Paul D. Barbato, Brian J. Borakove, Christopher Copeland, Fernand Leblanc, Tammy L. Schultz, and Lisa Young.

13. Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the IRS and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Company is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. We will own the assets underlying the Contracts. The income earned on such assets will be out income.
The Separate Account is taxed as part of the Company. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and

Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•     A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•     A contract acquired by the estate of a decedent by reason of such decedent’s death,
•     Certain contracts acquired with respect to tax-qualified retirement arrangements,
•     Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•     A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
iv. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid may be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.b., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii. The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Shares of certain Hartford Funds may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If such Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Hartford Funds will monitor such Funds’ compliance with the terms and conditions contained in the PLR.
4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.      Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding according to current default methodology, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.

E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.     Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions ("RMDs") when the owner reaches their required beginning date (age 70½, 72, 73, or 75 depending on their date of birth) or dies, as described below, may result in imposition of a 25% (after 2022) or 50% (before 2023) additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;
c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($22,500 for 2023). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) distributions made after 12/31/2025 for qualified long term care distributions as described in Code Section 401(a)(39).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii.part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
viii.for the birth or adoption of a child under Code Section 72(t)(2)(H);
ix.made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
x.made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)    not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
(xiv) made after 12/31/2023 for certain emergency expenses pursuant to Code Section 72(t)(2)(I).
(xv) made after 12/31/2023 for domestic abuse cases pursuant to Code Section 72(t)(2)(K).
(xvi) for a terminally ill individual pursuant to Code Section 72(t)(2)(L).
(xvii) in connection with federally declared disasters pursuant to Code Section 72(t)(2)(M).
(xviii) made after 12/29/2025 for qualified long term care distributions pursuant to Code Section 72(t)(2)(N).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.     RMDs and 25% or 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 25% (after 2022) or 50% (before 2023) additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for tax years through 2019;
(b) Age 72 for tax years 2020 through 2022;
(c) Age 73 for tax years 2023 through 2032; or
(d) Age 75 for tax years after 2032.
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over:
(a) the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code), or
(b) over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.

(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)     For all other designated beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —
a.     an RMD amount;
b.     one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.     any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

Appendix A — Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F885. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
U.S. Equity	BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors, LLC	0.14%	(18.23)%	9.26%	12.29%
Allocation	Hartford Balanced HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	(13.42)%	6.11%	8.19%
U.S. Equity	Hartford Capital Appreciation HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.67%	(15.30)%	7.68%	10.89%
U.S. Equity	Hartford Disciplined Equity HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.59%	(18.96)%	9.56%	13.12%
U.S. Equity	Hartford Dividend and Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	(8.93)%	9.54%	12.19%
International Equity	Hartford International Opportunities HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.75%	(18.14)%	1.78%	5.13%
U.S. Equity	Hartford MidCap HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.72%	(24.30)%	5.06%	10.93%
U.S. Equity	Hartford Small Cap Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.64%	(28.46)%	3.52%	9.36%
U.S. Equity	Hartford Stock HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	(5.14)%	11.73%	12.98%
Fixed Income	Hartford Total Return Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.50%	(14.21)%	0.34%	1.50%
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.43%	(0.17)%	1.09%	0.76%
Money Market	Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	0.28%	1.45%	1.04%	0.59%
Fixed Income	Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	0.68%	(10.29)%	(0.12)%	0.43%
Fixed Income	Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	0.88%	(9.55)%	1.36%	2.92%

*	Annual expenses reflect a contractual fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program, if available, where Contract value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A-1

Appendix B — Sample Market Value Adjustment Calculations
We will determine the MVA by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:
[(1 + I)/(1 + J + .005)]N/12 — 1
where,
•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.
•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).
•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).
Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .07 + .005)]60/12 — 1]
	=	$234.73
Amount transferred or withdrawn (adjusted for MVA): $10,234.73
Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .09 +. 005)]60/12 — 1]
	=	–$666.42
Amount transferred or withdrawn (adjusted for MVA): $9,333.58
Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .0775 + .005)]60/12 — 1]
	=	–$114.94
Amount transferred or withdrawn (adjusted for MVA): $9,885.06

APP B-1

Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .08 + .005)]60/12 — 1]
	=	–$228.30
Amount transferred or withdrawn (adjusted for MVA): $ 9,771.70
*  Assumed for illustrative purposes only.
APP B-2

Appendix C — Investments by Union Security
Union Security's legal obligations with respect to the Guarantee Periods are supported by our General Account assets. These General Account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our General Account. Neither the General Account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.
We will invest amounts in our General Account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the General Account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:
•  federal, state and municipal obligations,
•  preferred and common stocks,
•  corporate bonds,
•  real estate mortgages and mortgage backed securities,
•  real estate, and
•  certain other investments, including various derivative investments.
See the Financial Statements for information on our investments.
When we establish guaranteed interest rates, we will consider the available return on the instruments in which it invests amounts allocated to the General Account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods."
Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:
(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;
(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;
(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;
(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.
Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the General Account according to any particular strategy.
The Contracts are reinsured by Talcott Resolution Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security and these assets are managed by Talcott Resolution Life and Annuity Insurance Company's investment manager ("Investment Manager")). the Investment Manager generally invests those assets as described above for the Contract General Account related investments of Union Security.

APP C-1

Appendix D - Death Benefit Examples

Standard Death Benefit
Example 1
Assume that:
•You purchased the Contract on your 60th birthday,
•You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
•Values at age 69,
◦Your Contract Value was $180,000,
◦Your highest Anniversary Value of each of the Five-Year Anniversary which was at age 65 was $202,000,
•Because your highest Anniversary Value of each of the Five-Year Anniversary was greater than the total Premium Payments and the current Contract Value, your Death Benefit was $202,000.

Example 2
Assume that:
•You purchased the Contract on your 60th birthday,
•You made an initial Premium Payment of $100,000,
•On your sixth contract anniversary, you made a partial Surrender of $10,000,
•Your values immediately prior to the partial Surrender,
◦Your total Premium Payments were $100,000,
◦Your Contract Value was $120,000,
◦Your highest Anniversary Value of each of the Five-Year Anniversary which was at age 65 was $122,000,
•The adjustment to your Premium Payments for partial Surrenders is on a proportional basis.
◦Your Premium Payments were reduced by a factor. To determine this factor, we take the amount of the partial Surrender $10,000 divided by your Contract Value immediately before the Surrender $120,000. The proportional factor was 1 - ($10,000/$120,000) = .9167.
◦This factor is multiplied by $100,000. The result is an adjusted Premium Payments of $91,667.
•The adjustment to your highest Anniversary Value of each of the Five-Year Anniversary for partial Surrenders is on a proportional basis.
◦Your Anniversary Value was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $10,000 divided by your Contract Value immediately before the Surrender $120,000. The proportional factor was 1 - ($10,000/$120,000) = .9167.
◦This factor was multiplied by $122,000. The result was an adjusted Anniversary Value of $111,833.
•Because your adjusted highest Anniversary Value of each of the Five-Year Anniversary was greater than the adjusted total Premium Payments and the current Contract Value, your Death Benefit was $111,833.

APP D-1

Example 3
Assume that:
•You purchased the Contract on your 65th birthday,
•You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
•Values at age 77,
◦Your Contract Value was $160,000,
◦Your highest Anniversary Value of each of the Five-Year Anniversary on your 75th birthday was $172,000,
•Because your highest Anniversary Value of each of the Five-Year Anniversary on the 75th birthday was greater than the total Premium Payments and current Contract Value, your Death Benefit was $172,000.

Example 4
Assume that:
•You purchased the Contract on your 65th birthday,
•You made an initial Premium Payment of $100,000, and no other premiums have been added,
•On your twelfth contract anniversary, at age 77, you made a partial Surrender of $10,000,
•Your values immediately prior to the partial Surrender,
◦Your total Premium Payments were $100,000,
◦Your Contract Value was $160,000,
◦Your highest Anniversary Value of each of the Five-Year Anniversary on your 75th birthday was $172,000,
•The adjustment to your Premium Payments for partial Surrenders is on a proportional basis.
◦Your Premium Payment was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $10,000 divided by your Contract Value immediately before the Surrender $160,000. The proportional factor was 1 - ($10,000/$160,000) = .9375.
◦This factor is multiplied by $100,00. The result was an adjusted Premium Payments of $93,750.
•The adjustment to your highest Anniversary Value of each of the Five-Year Anniversary on your 75th birthday for partial Surrenders is on a proportional basis.
◦Your highest Anniversary Value was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $10,000 divided by your Contract Value immediately before the Surrender $160,000. The proportional factor was 1 - ($10,000/$160,000) = .9375.
◦This factor was multiplied by $172,000. The result was an adjusted Anniversary Value of $161,250.
•Because your adjusted highest Anniversary Value of each of the Five-Year Anniversary on your 75th birthday was greater than the adjusted total Premium Payments and the current Contract Value, your Death Benefit was $161,250.
APP D-2

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    Visiting: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F885
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Dealer Prospectus Delivery Obligations: All dealers that effect transactions in these securities are required to deliver a prospectus.
EDGAR identifier: C000007042

Statement of Additional Information
Union Security Insurance Company
Variable Account D of Union Security Insurance Company
Empower Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a Prospectus, send a written request to Union Security Insurance Company c/o Talcott Resolution Life and Annuity Insurance Company Individual Annuities, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:
https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F885.
Date of Prospectus: May 1, 2023
Date of Statement of Additional Information: May 1, 2023

1

General Information and History
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Union Security's offices are located at 440 Mount Rushmore Road, Rapid City, South Dakota 57701.
Union Security is a wholly owned subsidiary of CUNA Mutual Holding Company, an Iowa domiciled mutual insurance holding company. Through its insurance company subsidiaries, CUNA Mutual Holding Company offers life and property and casualty insurance to individual consumers and institutions. All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies.
All of the guarantees and commitments under the contracts including the Death Benefit and Annuity Payout, and the guarantees under the Fixed Accumulation Feature and any Guarantee Period are general obligations of Union Security, subject to Union Security's financial strength and claims-paying ability. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Effective on or about September 1, 2023, Talcott Resolution's corporate offices will be located at 1 American Row, Hartford, CT 06103. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Variable Account D of Union Security Insurance Company
The Sub-Accounts are part of Variable Account D of Union Security Insurance Company, a segregated asset account of Union Security Insurance Company. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 1, 1993. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Services
Experts
The financial statements of the individual Sub-Accounts which comprise Variable Account D of Union Security Insurance Company as of December 31, 2022, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The statutory basis financial statements of Union Security Insurance Company included in this Registration Statement have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report. Such report expresses an unmodified opinion on such financial statements prepared in accordance with accounting practices prescribed or permitted by the Kansas Insurance Department and which expresses an adverse opinion that the statutory basis financial statements are not fairly presented in accordance with accounting principles generally accepted in the United States of America, as the
2

variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 111 S. Wacker Drive, Chicago, Illinois 60606.
Talcott Resolution Life and Annuity Insurance Company
Administration of the Contracts: Effective April 1, 2001, Union Security contracted the administrative servicing obligations for the Contracts and the Separate Account to Talcott Resolution as part of a larger transaction under which Talcott Resolution reinsures the individual life insurance and annuity business of Union Security. Although Union Security remains responsible for all Contract terms and conditions, Talcott Resolution is responsible for servicing the Contracts, including the collection of premiums, payment of benefits, maintenance of records, preparation of required reports and notices, oversight of investment management of the assets supporting the fixed account portion of the Contract and overall Contract administration. Talcott Resolution provides the services at its own expense and receives all recoverable amounts and receivables related to the Contracts, including Separate Account revenues and all other Contract and Separate Account fees and charges as consideration for its services. Talcott Resolution is not affiliated with Union Security.
Exela Technologies
Exela Technologies ("Exela"), which has its principal office at 2701 E. Grauwyler Road, Irving, TX 85061, provides certain mail room and indexing services to us in connection with our administration of our annuity products. Exela is not affiliated with us, the Separate Account(s) or any of our affiliates, including the Contract's principal underwriter, Talcott Resolution Distribution Company, Inc. We pay Exela for its services on a monthly basis for the work performed based on volume and and its complexity. For 2022, the dollar amount of fees paid to Exela were $321,357.61.
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, previously provided business processing outsourcing services and mail room services to us in connection with our administration of our annuity products through 2021. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We formerly paid Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For 2021-2022, the dollar amount of fees paid to Cognizant were: 2021: $505,535 and 2020: $1,462,378.
Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 Griffin Road North, Windsor, CT 06095-1512. Effective on or about September 1, 2023, principal business address will be located at 1 American Row, Hartford, CT 06103.
On November 19, 2012, Union Security began paying TDC underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as principal underwriter has been: 2022: $1,162,413; 2021: $1,174,592; and 2020: $1,192,761.
Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account.
Other Information
Safekeeping of Assets
Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Talcott Resolution Distribution Company ("TDC") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or
3

sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
4

Financial Statements
The financial statements of the Company are included in Section 12 of the prospectus. The financials statements of the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Account D of Union Security Insurance Company and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Variable Account D of Union Security Insurance Company (the “Account”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Hartford Ultrashort Bond HLS Fund
American Century VP Capital Appreciation Fund	Hartford SmallCap Growth HLS Fund
AB VPS Sustainable International Thematic Portfolio	Hartford Stock HLS Fund
(Formerly AB VPS International Growth Portfolio)	VY® JPMorgan Emerging Markets Equity Portfolio
Invesco V.I. Core Equity Fund	Invesco V.I. Health Care Fund
Invesco V.I. EQV International Equity Fund	Invesco V.I. Technology Fund
(Formerly Invesco V.I. International Growth Fund)	MFS® Growth Series
Invesco V.I. Government Money Market Fund	MFS® High Yield Portfolio
AB VPS Large Cap Growth Portfolio	MFS® Income Portfolio
Allspring VT Omega Growth Fund	Neuberger Berman AMT Short Duration Bond Portfolio
Federated Hermes Fund for U.S. Government Securities II	Pioneer Fund VCT Portfolio
Federated Hermes High Income Bond Fund II	DWS CROCI® International VIP
Federated Hermes Government Money Fund II	Pioneer Select Mid Cap Growth VCT Portfolio
Federated Hermes Quality Bond Fund II	VanEck VIP Emerging Markets Bond Fund
Federated Hermes Managed Volatility Fund II	VanEck VIP Global Resources Fund
Federated Hermes Kaufmann Fund II	Allspring VT Index Asset Allocation Fund
Hartford Balanced HLS Fund	Allspring VT International Equity Fund
Hartford Total Return Bond HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Capital Appreciation HLS Fund	Allspring VT Discovery Fund
Hartford Dividend and Growth HLS Fund	Allspring VT Opportunity Fund
Hartford Disciplined Equity HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford International Opportunities HLS Fund	NVIT Emerging Markets Fund

We have also audited the accompanying statements of assets and liabilities of BlackRock S&P 500 Index V.I. Fund, Hartford MidCap HLS Fund, Neuberger Berman AMT Sustainable Equity Portfolio, Invesco V.I. Government Securities Fund, and Invesco V.I. High Yield Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from April 20, 2018 to December 31, 2018
Hartford MidCap HLS Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Two years in the period ended December 31, 2022 and the period from September 18, 2020 to December 31, 2020

Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Three years in the period ended December 31, 2022 and the period from April 30, 2019 to December 31, 2019
Invesco V.I. Government Securities Fund	December 31, 2022	For the period from June 29, 2022 through December 31, 2022	For the period from June 29, 2022 through December 31, 2022	For the period from June 29, 2022 through December 31, 2022
Invesco V.I. High Yield Fund	December 31, 2022	For the period from November 21, 2022 through December 31, 2022	For the period from November 21, 2022 through December 31, 2022	For the period from November 21, 2022 through December 31, 2022

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Variable Account D of Union Security Insurance Company as of December 31, 2022, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 17, 2023

We have served as the auditor of the Sub-Accounts that comprise Variable Account D of Union Security Insurance Company since 2002.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,958,618
class A	—	—	135,867	—	—	—	—	—	1,163,803	—
class D	—	—	—	—	—	—	—	—	—	—
class I	486,816	257,709	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,458,162	124,380	98,260	356,956	9,498,851	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	486,816	257,709	135,867	1,458,162	124,380	98,260	356,956	9,498,851	1,163,803	2,958,618
Receivable for fund shares sold	12	6	3	103	9	7	28	1,297	29	228
Other assets	—	—	—	—	—	—	1	9	—	—
Total assets	486,828	257,715	135,870	1,458,265	124,389	98,267	356,985	9,500,157	1,163,832	2,958,846

Liabilities:
Due to Sponsor Company	12	6	3	103	9	7	28	1,297	29	228
Other liabilities	—	—	—	—	—	—	—	—	—	—
Total liabilities	12	6	3	103	9	7	28	1,297	29	228

Net assets:
For contract liabilities	$486,816	$257,709	$135,867	$1,458,162	$124,380	$98,260	$356,957	$9,498,860	$1,163,803	$2,958,618

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,958,618
class A	—	—	135,867	—	—	—	—	—	1,163,803	—
class D	—	—	—	—	—	—	—	—	—	—
class I	486,816	257,709	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,458,162	124,380	98,260	356,957	9,498,860	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$486,816	$257,709	$135,867	$1,458,162	$124,380	$98,260	$356,957	$9,498,860	$1,163,803	$2,958,618

Shares:
class 2	—	—	—	—	—	—	—	—	—	148,899
class A	—	—	8,254	—	—	—	—	—	19,759	—
class D	—	—	—	—	—	—	—	—	—	—
class I	72,659	21,840	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	59,396	12,339	21,836	12,334	9,498,851	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	72,659	21,840	8,254	59,396	12,339	21,836	12,334	9,498,851	19,759	148,899

Cost	$536,165	$331,720	$183,627	$1,728,312	$130,990	$98,087	$312,685	$9,498,851	$1,111,437	$3,675,242

Deferred contracts in the accumulation period:
Units owned by participants #	10,194	4,268	8,803	56,537	13,718	10,652	16,008	961,622	11,122	79,820
Minimum unit fair value #*	$44.426165	$60.386447	$11.489717	$24.021246	$9.029241	$9.224917	$21.509631	$8.880265	$97.075303	$34.309470
Maximum unit fair value #*	$44.426165	$60.386447	$11.489717	$45.686282	$9.067193	$9.224917	$21.509631	$10.156088	$97.075303	$34.309470
Contract liability	$452,872	$257,709	$101,143	$1,440,164	$124,380	$98,260	$344,329	$9,000,769	$1,079,632	$2,738,575

Contracts in payout (annuitization) period:
Units owned by participants #	764	—	3,022	695	—	—	587	53,299	867	6,413
Minimum unit fair value #*	$44.426165	$—	$11.489717	$24.021246	$—	$—	$21.509631	$9.271868	$97.075303	$34.309470
Maximum unit fair value #*	$44.426165	$—	$11.489717	$45.686282	$—	$—	$21.509631	$10.156088	$97.075303	$34.309470
Contract liability	$33,944	$—	$34,724	$17,998	$—	$—	$12,628	$498,091	$84,171	$220,043

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	43,565,976	18,586,270	11,680,588	28,611,092
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	320,430	1,268,594	—	961,806	8,688,507	5,230,946	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	563,892	—	—	—	—	—	—	—
Total investments	320,430	1,268,594	563,892	961,806	8,688,507	5,230,946	43,565,976	18,586,270	11,680,588	28,611,092
Receivable for fund shares sold	21	81	39	68	606	366	29,046	29,681	1,634	4,626
Other assets	1	—	—	—	—	—	—	—	2	2
Total assets	320,452	1,268,675	563,931	961,874	8,689,113	5,231,312	43,595,022	18,615,951	11,682,224	28,615,720

Liabilities:
Due to Sponsor Company	21	81	39	68	606	366	29,046	29,681	1,634	4,626
Other liabilities	—	1	—	—	1	—	—	3	—	—
Total liabilities	21	82	39	68	607	366	29,046	29,684	1,634	4,626

Net assets:
For contract liabilities	$320,431	$1,268,593	$563,892	$961,806	$8,688,506	$5,230,946	$43,565,976	$18,586,267	$11,680,590	$28,611,094

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	43,565,976	18,586,267	11,680,590	28,611,094
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	320,431	1,268,593	—	961,806	8,688,506	5,230,946	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	563,892	—	—	—	—	—	—	—
Total contract liabilities	$320,431	$1,268,593	$563,892	$961,806	$8,688,506	$5,230,946	$43,565,976	$18,586,267	$11,680,590	$28,611,094

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	1,658,393	2,004,991	296,763	1,298,144
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	34,829	237,564	—	98,043	1,027,010	346,420	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	563,892	—	—	—	—	—	—	—
Total shares	34,829	237,564	563,892	98,043	1,027,010	346,420	1,658,393	2,004,991	296,763	1,298,144

Cost	$382,777	$1,565,508	$563,892	$1,073,746	$9,882,545	$5,721,682	$42,551,375	$23,033,954	$13,535,206	$27,980,387

Deferred contracts in the accumulation period:
Units owned by participants #	21,333	48,388	53,339	52,147	492,604	184,362	4,537,413	4,643,315	2,097,046	5,788,232
Minimum unit fair value #*	$14.180426	$24.120085	$7.248795	$17.998850	$16.986573	$27.916741	$8.896312	$3.574535	$5.040284	$4.267473
Maximum unit fair value #*	$20.414032	$38.601638	$10.761903	$18.828676	$32.735088	$28.651888	$29.906792	$18.338821	$5.680466	$12.014369
Contract liability	$320,188	$1,267,594	$563,892	$961,806	$8,678,016	$5,230,946	$41,710,207	$18,207,157	$11,592,008	$28,210,275

Contracts in payout (annuitization) period:
Units owned by participants #	12	26	—	—	320	—	208,600	106,059	15,908	81,854
Minimum unit fair value #*	$20.414032	$38.601638	$—	$—	$32.735088	$—	$8.896312	$3.574535	$5.568410	$4.896743
Maximum unit fair value #*	$20.414032	$38.601638	$—	$—	$32.735088	$—	$8.896312	$3.574535	$5.568410	$4.896743
Contract liability	$243	$999	$—	$—	$10,490	$—	$1,855,769	$379,110	$88,582	$400,819

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	80,104	—	—	—
class IA	292,409,112	15,299,126	20,801,431	14,715,454	30,725,186	4,561,512	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	2,880,322
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	580,249	726,931	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	292,409,112	15,299,126	20,801,431	14,715,454	30,725,186	4,561,512	80,104	580,249	726,931	2,880,322
Receivable for fund shares sold	41,371	4,723	2,992	4,516	4,014	831	2	14	18	154
Other assets	—	—	—	1	—	—	—	—	—	1
Total assets	292,450,483	15,303,849	20,804,423	14,719,971	30,729,200	4,562,343	80,106	580,263	726,949	2,880,477

Liabilities:
Due to Sponsor Company	41,371	4,723	2,992	4,516	4,014	831	2	14	18	154
Other liabilities	1	2	—	—	—	1	—	—	—	—
Total liabilities	41,372	4,725	2,992	4,516	4,014	832	2	14	18	154

Net assets:
For contract liabilities	$292,409,111	$15,299,124	$20,801,431	$14,715,455	$30,725,186	$4,561,511	$80,104	$580,249	$726,931	$2,880,323

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	80,104	—	—	—
class IA	292,409,111	15,299,124	20,801,431	14,715,455	30,725,186	4,561,511	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	2,880,323
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	580,249	726,931	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$292,409,111	$15,299,124	$20,801,431	$14,715,455	$30,725,186	$4,561,511	$80,104	$580,249	$726,931	$2,880,323

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	6,681	—	—	—
class IA	18,530,362	1,115,910	810,025	1,477,455	1,415,255	47,705	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	59,982
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	23,072	57,739	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	18,530,362	1,115,910	810,025	1,477,455	1,415,255	47,705	6,681	23,072	57,739	59,982

Cost	$287,188,798	$15,298,596	$28,016,397	$14,884,118	$34,068,481	$3,245,097	$129,377	$597,896	$1,155,779	$2,595,390

Deferred contracts in the accumulation period:
Units owned by participants #	3,871,321	4,438,929	2,105,142	7,620,734	405,871	945,412	2,756	8,021	15,962	49,751
Minimum unit fair value #*	$11.085341	$3.050405	$9.591989	$1.100257	$34.633743	$4.375385	$22.999309	$71.051928	$41.058822	$41.534570
Maximum unit fair value #*	$83.021418	$16.543269	$9.730337	$12.665285	$78.532955	$32.785185	$22.999309	$71.051928	$41.058822	$86.087242
Contract liability	$281,915,350	$14,835,616	$20,412,005	$14,186,513	$30,098,034	$4,481,179	$63,391	$569,886	$655,371	$2,689,995

Contracts in payout (annuitization) period:
Units owned by participants #	143,584	137,534	40,117	316,463	7,986	16,618	727	146	1,743	3,352
Minimum unit fair value #*	$11.085341	$3.370141	$9.707149	$1.651456	$78.532955	$4.833898	$22.999309	$71.051928	$41.058822	$41.534570
Maximum unit fair value #*	$83.021418	$3.370141	$9.707149	$12.665285	$78.532955	$4.833898	$22.999309	$71.051928	$41.058822	$86.087242
Contract liability	$10,493,761	$463,508	$389,426	$528,942	$627,152	$80,332	$16,713	$10,363	$71,560	$190,328

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,365,882
class A	—	—	—	—	—	246,599	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	38,969,536	33,051	1,046,977	—	1,644,054	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	344,724	190,233	—	—	—	—	—	16,582	404,966	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	344,724	190,233	38,969,536	33,051	1,046,977	246,599	1,644,054	16,582	404,966	1,365,882
Receivable for fund shares sold	22	5	3,230	1	26	24	41	—	10	105
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	344,746	190,238	38,972,766	33,052	1,047,003	246,623	1,644,095	16,582	404,976	1,365,987

Liabilities:
Due to Sponsor Company	22	5	3,230	1	26	24	41	—	10	105
Other liabilities	—	—	1	—	—	—	—	1	—	—
Total liabilities	22	5	3,231	1	26	24	41	1	10	105

Net assets:
For contract liabilities	$344,724	$190,233	$38,969,535	$33,051	$1,046,977	$246,599	$1,644,054	$16,581	$404,966	$1,365,882

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,365,882
class A	—	—	—	—	—	246,599	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	38,969,535	33,051	1,046,977	—	1,644,054	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	344,724	190,233	—	—	—	—	—	16,581	404,966	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$344,724	$190,233	$38,969,535	$33,051	$1,046,977	$246,599	$1,644,054	$16,581	$404,966	$1,365,882

Shares:
class 2	—	—	—	—	—	—	—	—	—	81,986
class A	—	—	—	—	—	37,997	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	1,578,993	3,464	80,228	—	88,676	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	73,035	23,544	—	—	—	—	—	2,322	14,264	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	73,035	23,544	1,578,993	3,464	80,228	37,997	88,676	2,322	14,264	81,986

Cost	$426,028	$235,917	$38,155,072	$37,307	$1,318,025	$284,141	$2,224,384	$22,666	$357,492	$1,323,577

Deferred contracts in the accumulation period:
Units owned by participants #	27,804	15,814	2,753,913	1,809	25,698	12,567	26,315	644	6,462	51,306
Minimum unit fair value #*	$11.983241	$11.972731	$13.456634	$16.152487	$40.672871	$17.806457	$61.680917	$22.080817	$34.331651	$26.545272
Maximum unit fair value #*	$13.116380	$11.972731	$14.414790	$16.152487	$40.672871	$17.806457	$61.680917	$22.080817	$34.331651	$26.545272
Contract liability	$339,806	$189,341	$38,041,893	$29,219	$1,045,219	$223,776	$1,623,127	$14,224	$221,860	$1,361,926

Contracts in payout (annuitization) period:
Units owned by participants #	405	75	66,909	237	43	1,282	339	107	5,333	149
Minimum unit fair value #*	$11.983241	$11.972731	$13.791326	$16.152487	$40.672871	$17.806457	$61.680917	$22.080817	$34.331651	$26.545272
Maximum unit fair value #*	$13.116380	$11.972731	$14.414790	$16.152487	$40.672871	$17.806457	$61.680917	$22.080817	$34.331651	$26.545272
Contract liability	$4,918	$892	$927,642	$3,832	$1,758	$22,823	$20,927	$2,357	$183,106	$3,956

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$8,025	$1,227,913	$451,093	$112,343	$—	$—	$—
class A	—	—	—	—	—	—	—
class D	—	—	—	—	—	189,687	—
class I	—	—	—	—	—	—	534,505
class IA	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—
class S	—	—	—	—	406,921	—	—
class S1	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
Total investments	8,025	1,227,913	451,093	112,343	406,921	189,687	534,505
Receivable for fund shares sold	1	94	11	9	10	5	13
Other assets	—	—	—	—	—	—	1
Total assets	8,026	1,228,007	451,104	112,352	406,931	189,692	534,519

Liabilities:
Due to Sponsor Company	1	94	11	9	10	5	13
Other liabilities	—	—	—	—	—	—	—
Total liabilities	1	94	11	9	10	5	13

Net assets:
For contract liabilities	$8,025	$1,227,913	$451,093	$112,343	$406,921	$189,687	$534,506

Contract Liabilities:
class 2	$8,025	$1,227,913	$451,093	$112,343	$—	$—	$—
class A	—	—	—	—	—	—	—
class D	—	—	—	—	—	189,687	—
class I	—	—	—	—	—	—	534,506
class IA	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—
class S	—	—	—	—	406,921	—	—
class S1	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
Total contract liabilities	$8,025	$1,227,913	$451,093	$112,343	$406,921	$189,687	$534,506	$—	$—	$—

Shares:
class 2	4,665	162,637	26,488	5,033	—	—	—
class A	—	—	—	—	—	—	—
class D	—	—	—	—	—	18,781	—
class I	—	—	—	—	—	—	19,944
class IA	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—
class S	—	—	—	—	36,825	—	—
class S1	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
Total shares	4,665	162,637	26,488	5,033	36,825	18,781	19,944

Cost	$14,352	$1,435,799	$720,022	$124,664	$405,432	$213,216	$532,400

Deferred contracts in the accumulation period:
Units owned by participants #	564	26,896	4,832	3,720	23,979	7,589	39,736
Minimum unit fair value #*	$14.219521	$45.446207	$80.955166	$28.318003	$14.705024	$10.601428	$13.402083
Maximum unit fair value #*	$14.219521	$45.446207	$80.955166	$28.318003	$14.705024	$10.601428	$13.402083
Contract liability	$8,025	$1,222,343	$391,206	$105,345	$352,609	$80,453	$532,542

Contracts in payout (annuitization) period:
Units owned by participants #	—	123	740	247	3,693	10,304	147
Minimum unit fair value #*	$—	$45.446207	$80.955166	$28.318003	$14.705024	$10.601428	$13.402083
Maximum unit fair value #*	$—	$45.446207	$80.955166	$28.318003	$14.705024	$10.601428	$13.402083
Contract liability	$—	$5,570	$59,887	$6,998	$54,312	$109,234	$1,964

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(2) Funded as of June 29, 2022.
(3) Funded as of November 21, 2022.
(4) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations
For the Periods Ended December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$6,424	$—	$—	$14,844	$2,611	$—	$6,457	$126,949	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	(580)	—	—	—
Mortality and expense risk and other charges	(2,458)	(1,242)	(719)	(20,806)	(866)	(146)	(4,836)	(113,916)	(5,812)	(50,132)
Total expenses	(2,458)	(1,242)	(719)	(20,806)	(866)	(146)	(5,416)	(113,916)	(5,812)	(50,132)
Net investment income (loss)	3,966	(1,242)	(719)	(5,962)	1,745	(146)	1,041	13,033	(5,812)	(50,132)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	20,713	(773)	(339)	5,215	(23)	54	19,811	—	12,963	80,905
Net realized gain distributions	89,576	39,038	23,810	252,274	—	—	41,190	—	152,273	802,526
Change in unrealized appreciation (depreciation) during the period	(233,882)	(140,935)	(87,056)	(668,061)	(6,610)	173	(156,135)	—	(638,224)	(2,769,794)
Net gain (loss) on investments	(123,593)	(102,670)	(63,585)	(410,572)	(6,633)	227	(95,134)	—	(472,988)	(1,886,363)
Net increase (decrease) in net assets resulting from operations	$(119,627)	$(103,912)	$(64,304)	$(416,534)	$(4,888)	$81	$(94,093)	$13,033	$(478,800)	$(1,936,495)

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$6,224	$81,436	$6,523	$27,579	$177,900	$—	$845,709	$621,994	$117,527	$511,402

Expenses:
Administrative charges	(296)	(1,201)	(575)	(1,037)	(9,197)	—	(48,365)	(21,295)	—	—
Mortality and expense risk and other charges	(3,688)	(15,243)	(6,762)	(12,385)	(110,292)	(75,972)	(611,442)	(272,068)	(180,907)	(429,566)
Total expenses	(3,984)	(16,444)	(7,337)	(13,422)	(119,489)	(75,972)	(659,807)	(293,363)	(180,907)	(429,566)
Net investment income (loss)	2,240	64,992	(814)	14,157	58,411	(75,972)	185,902	328,631	(63,380)	81,836

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,939)	(39,165)	—	(11,754)	(26,813)	(8,367)	893,885	(559,424)	(71,980)	444,719
Net realized gain distributions	—	—	—	16,393	2,230,408	753,445	5,991,590	248,923	1,721,644	3,248,614
Change in unrealized appreciation (depreciation) during the period	(48,776)	(230,099)	—	(139,229)	(3,870,249)	(3,206,331)	(15,133,597)	(3,781,050)	(4,300,338)	(7,223,309)
Net gain (loss) on investments	(51,715)	(269,264)	—	(134,590)	(1,666,654)	(2,461,253)	(8,248,122)	(4,091,551)	(2,650,674)	(3,529,976)
Net increase (decrease) in net assets resulting from operations	$(49,475)	$(204,272)	$(814)	$(120,433)	$(1,608,243)	$(2,537,225)	$(8,062,220)	$(3,762,920)	$(2,714,054)	$(3,448,140)

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,215,223	$269,114	$206,215	$34,341	$—	$76,572	$—	$—	$—	$—

Expenses:
Administrative charges	(323,744)	—	—	(15,202)	(35,216)	—	—	—	—	(2,790)
Mortality and expense risk and other charges	(4,138,761)	(231,642)	(325,653)	(194,196)	(443,993)	(68,542)	(386)	(2,534)	(3,975)	(29,907)
Total expenses	(4,462,505)	(231,642)	(325,653)	(209,398)	(479,209)	(68,542)	(386)	(2,534)	(3,975)	(32,697)
Net investment income (loss)	(1,247,282)	37,472	(119,438)	(175,057)	(479,209)	8,030	(386)	(2,534)	(3,975)	(32,697)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,135,698	323,085	(359,849)	(45,615)	656,997	224,251	(903)	1,012	2,327	88,132
Net realized gain distributions	17,786,991	2,825,684	3,352,038	—	5,853,667	457,109	23,875	79,090	336,108	379,982
Change in unrealized appreciation (depreciation) during the period	(99,274,782)	(7,163,088)	(10,347,515)	(30,871)	(19,906,467)	(1,041,365)	(51,565)	(167,825)	(822,793)	(1,856,915)
Net gain (loss) on investments	(77,352,093)	(4,014,319)	(7,355,326)	(76,486)	(13,395,803)	(360,005)	(28,593)	(87,723)	(484,358)	(1,388,801)
Net increase (decrease) in net assets resulting from operations	$(78,599,375)	$(3,976,847)	$(7,474,764)	$(251,543)	$(13,875,012)	$(351,975)	$(28,979)	$(90,257)	$(488,333)	$(1,421,498)

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$20,158	$7,015	$622,049	$1,325	$7,463	$9,343	$—	$737	$6,937	$9,266

Expenses:
Administrative charges	—	—	—	—	—	(422)	—	—	—	(2,209)
Mortality and expense risk and other charges	(4,331)	(906)	(574,179)	(300)	(5,095)	(3,518)	(8,174)	(73)	(1,830)	(18,412)
Total expenses	(4,331)	(906)	(574,179)	(300)	(5,095)	(3,940)	(8,174)	(73)	(1,830)	(20,621)
Net investment income (loss)	15,827	6,109	47,870	1,025	2,368	5,403	(8,174)	664	5,107	(11,355)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,902)	(1,043)	719,298	(5,929)	(1,405)	(11,910)	(1,642)	(194)	8,654	6,810
Net realized gain distributions	—	1,969	1,913,718	—	180,088	—	353,441	—	—	170,267
Change in unrealized appreciation (depreciation) during the period	(58,124)	(38,746)	(12,681,240)	(881)	(441,546)	(45,812)	(1,096,700)	(1,807)	9,602	(472,867)
Net gain (loss) on investments	(63,026)	(37,820)	(10,048,224)	(6,810)	(262,863)	(57,722)	(744,901)	(2,001)	18,256	(295,790)
Net increase (decrease) in net assets resulting from operations	$(47,199)	$(31,711)	$(10,000,354)	$(5,785)	$(260,495)	$(52,319)	$(753,075)	$(1,337)	$23,363	$(307,145)

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$296	$—	$—	$—	$9,765	$354	$2,508

Expenses:
Administrative charges	—	(2,112)	—	—	—	—	—
Mortality and expense risk and other charges	(115)	(17,599)	(2,326)	(1,792)	(1,719)	(988)	(2,530)
Total expenses	(115)	(19,711)	(2,326)	(1,792)	(1,719)	(988)	(2,530)
Net investment income (loss)	181	(19,711)	(2,326)	(1,792)	8,046	(634)	(22)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,112)	47,942	(4,352)	(117)	634	5,412	2,664
Net realized gain distributions	—	234,414	174,493	24,798	14,139	—	53,268
Change in unrealized appreciation (depreciation) during the period	(212)	(964,261)	(456,169)	(56,785)	(45,491)	(75,029)	(177,702)
Net gain (loss) on investments	(1,324)	(681,905)	(286,028)	(32,104)	(30,718)	(69,617)	(121,770)
Net increase (decrease) in net assets resulting from operations	$(1,143)	$(701,616)	$(288,354)	$(33,896)	$(22,672)	$(70,251)	$(121,792)

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(2) Funded as of June 29, 2022.
(3) Funded as of November 21, 2022.
(4) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,966	$(1,242)	$(719)	$(5,962)	$1,745	$(146)	$1,041	$13,033	$(5,812)	$(50,132)
Net realized gain (loss) on security transactions	20,713	(773)	(339)	5,215	(23)	54	19,811	—	12,963	80,905
Net realized gain distributions	89,576	39,038	23,810	252,274	—	—	41,190	—	152,273	802,526
Change in unrealized appreciation (depreciation) during the period	(233,882)	(140,935)	(87,056)	(668,061)	(6,610)	173	(156,135)	—	(638,224)	(2,769,794)
Net increase (decrease) in net assets resulting from operations	(119,627)	(103,912)	(64,304)	(416,534)	(4,888)	81	(94,093)	13,033	(478,800)	(1,936,495)

Unit transactions:
Purchases	—	—	—	44,350	—	700	—	125,529	—	9,571
Net transfers	(77,609)	(2,753)	(33,654)	(7,005)	129,278	100,908	—	4,986,464	(6,708)	17,578
Surrenders for benefit payments and fees	(824)	(2,515)	(14)	(69,645)	(10)	(3,429)	(59,230)	(3,552,268)	(22,560)	(310,533)
Other transactions	—	—	—	3	—	—	—	133	—	11
Death benefits	(97,501)	—	(31,373)	(67,103)	—	—	(12)	(600,760)	—	(161,672)
Net annuity transactions	(3,269)	—	(3,052)	(5,022)	—	—	(1,414)	(78,520)	(6,595)	(3,892)
Net increase (decrease) in net assets resulting from unit transactions	(179,203)	(5,268)	(68,093)	(104,422)	129,268	98,179	(60,656)	880,578	(35,863)	(448,937)
Net increase (decrease) in net assets	(298,830)	(109,180)	(132,397)	(520,956)	124,380	98,260	(154,749)	893,611	(514,663)	(2,385,432)

Net assets:
Beginning of period	785,646	366,889	268,264	1,979,118	—	—	511,706	8,605,249	1,678,466	5,344,050
End of period	$486,816	$257,709	$135,867	$1,458,162	$124,380	$98,260	$356,957	$9,498,860	$1,163,803	$2,958,618

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,240	$64,992	$(814)	$14,157	$58,411	$(75,972)	$185,902	$328,631	$(63,380)	$81,836
Net realized gain (loss) on security transactions	(2,939)	(39,165)	—	(11,754)	(26,813)	(8,367)	893,885	(559,424)	(71,980)	444,719
Net realized gain distributions	—	—	—	16,393	2,230,408	753,445	5,991,590	248,923	1,721,644	3,248,614
Change in unrealized appreciation (depreciation) during the period	(48,776)	(230,099)	—	(139,229)	(3,870,249)	(3,206,331)	(15,133,597)	(3,781,050)	(4,300,338)	(7,223,309)
Net increase (decrease) in net assets resulting from operations	(49,475)	(204,272)	(814)	(120,433)	(1,608,243)	(2,537,225)	(8,062,220)	(3,762,920)	(2,714,054)	(3,448,140)

Unit transactions:
Purchases	—	—	—	3,412	12,303	9,587	163,427	71,942	42,597	393,730
Net transfers	(5,552)	(56,074)	4,341	(1,244)	16,755	(12,632)	(404,743)	(721,020)	(694,377)	203,086
Surrenders for benefit payments and fees	(8,826)	(74,032)	(13,285)	(33,384)	(416,391)	(348,984)	(3,116,774)	(1,694,063)	(983,316)	(2,384,765)
Other transactions	—	—	7	—	—	(1)	(93)	6	(10)	436
Death benefits	13,558	(65,818)	(11,595)	(79,185)	(301,838)	(163,242)	(1,488,583)	(442,783)	(116,891)	(729,867)
Net annuity transactions	(23)	(204)	—	—	(1,155)	—	(86,240)	18,207	21,858	(20,586)
Net increase (decrease) in net assets resulting from unit transactions	(843)	(196,128)	(20,532)	(110,401)	(690,326)	(515,272)	(4,933,006)	(2,767,711)	(1,730,139)	(2,537,966)
Net increase (decrease) in net assets	(50,318)	(400,400)	(21,346)	(230,834)	(2,298,569)	(3,052,497)	(12,995,226)	(6,530,631)	(4,444,193)	(5,986,106)

Net assets:
Beginning of period	370,749	1,668,993	585,238	1,192,640	10,987,075	8,283,443	56,561,202	25,116,898	16,124,783	34,597,200
End of period	$320,431	$1,268,593	$563,892	$961,806	$8,688,506	$5,230,946	$43,565,976	$18,586,267	$11,680,590	$28,611,094

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,247,282)	$37,472	$(119,438)	$(175,057)	$(479,209)	$8,030	$(386)	$(2,534)	$(3,975)	$(32,697)
Net realized gain (loss) on security transactions	4,135,698	323,085	(359,849)	(45,615)	656,997	224,251	(903)	1,012	2,327	88,132
Net realized gain distributions	17,786,991	2,825,684	3,352,038	—	5,853,667	457,109	23,875	79,090	336,108	379,982
Change in unrealized appreciation (depreciation) during the period	(99,274,782)	(7,163,088)	(10,347,515)	(30,871)	(19,906,467)	(1,041,365)	(51,565)	(167,825)	(822,793)	(1,856,915)
Net increase (decrease) in net assets resulting from operations	(78,599,375)	(3,976,847)	(7,474,764)	(251,543)	(13,875,012)	(351,975)	(28,979)	(90,257)	(488,333)	(1,421,498)

Unit transactions:
Purchases	1,243,956	78,728	367,137	59,550	248,263	168,839	—	—	—	82,259
Net transfers	(3,990,244)	(196,481)	(150,548)	(809,925)	(632,599)	(142,092)	(426)	22,445	8,530	(6,679)
Surrenders for benefit payments and fees	(20,806,020)	(1,322,498)	(1,337,958)	(1,306,788)	(2,185,745)	(235,146)	(2)	(3,528)	(7,939)	(162,621)
Other transactions	4,513	(881)	(100)	(43)	(478)	(17)	—	—	—	1
Death benefits	(5,515,532)	(292,423)	(635,161)	(359,023)	(635,036)	(216,137)	—	—	—	(88,523)
Net annuity transactions	(1,112,089)	(14,382)	76,690	29,076	32,136	5,022	(1,571)	(872)	(7,705)	(23,508)
Net increase (decrease) in net assets resulting from unit transactions	(30,175,416)	(1,747,937)	(1,679,940)	(2,387,153)	(3,173,459)	(419,531)	(1,999)	18,045	(7,114)	(199,071)
Net increase (decrease) in net assets	(108,774,791)	(5,724,784)	(9,154,704)	(2,638,696)	(17,048,471)	(771,506)	(30,978)	(72,212)	(495,447)	(1,620,569)

Net assets:
Beginning of period	401,183,902	21,023,908	29,956,135	17,354,151	47,773,657	5,333,017	111,082	652,461	1,222,378	4,500,892
End of period	$292,409,111	$15,299,124	$20,801,431	$14,715,455	$30,725,186	$4,561,511	$80,104	$580,249	$726,931	$2,880,323

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,827	$6,109	$47,870	$1,025	$2,368	$5,403	$(8,174)	$664	$5,107	$(11,355)
Net realized gain (loss) on security transactions	(4,902)	(1,043)	719,298	(5,929)	(1,405)	(11,910)	(1,642)	(194)	8,654	6,810
Net realized gain distributions	—	1,969	1,913,718	—	180,088	—	353,441	—	—	170,267
Change in unrealized appreciation (depreciation) during the period	(58,124)	(38,746)	(12,681,240)	(881)	(441,546)	(45,812)	(1,096,700)	(1,807)	9,602	(472,867)
Net increase (decrease) in net assets resulting from operations	(47,199)	(31,711)	(10,000,354)	(5,785)	(260,495)	(52,319)	(753,075)	(1,337)	23,363	(307,145)

Unit transactions:
Purchases	—	—	605,502	—	—	231	—	—	—	—
Net transfers	1,000	(1,064)	(943,783)	—	(501)	(4,970)	(2,173)	—	47,912	393
Surrenders for benefit payments and fees	(26,785)	(3,079)	(2,935,512)	(61,465)	(3,056)	(41,327)	(1,335)	(1)	(3,776)	(23,148)
Other transactions	1	—	(1,697)	—	—	(1)	—	—	(6,469)	2
Death benefits	(23)	—	(992,404)	—	—	—	—	—	—	(3,376)
Net annuity transactions	470	(147)	(34,850)	(678)	(374)	8,362	(2,063)	(193)	(13,729)	(1,521)
Net increase (decrease) in net assets resulting from unit transactions	(25,337)	(4,290)	(4,302,744)	(62,143)	(3,931)	(37,705)	(5,571)	(194)	23,938	(27,650)
Net increase (decrease) in net assets	(72,536)	(36,001)	(14,303,098)	(67,928)	(264,426)	(90,024)	(758,646)	(1,531)	47,301	(334,795)

Net assets:
Beginning of period	417,260	226,234	53,272,633	100,979	1,311,403	336,623	2,402,700	18,112	357,665	1,700,677
End of period	$344,724	$190,233	$38,969,535	$33,051	$1,046,977	$246,599	$1,644,054	$16,581	$404,966	$1,365,882

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$181	$(19,711)	$(2,326)	$(1,792)	$8,046	$(634)	$(22)
Net realized gain (loss) on security transactions	(1,112)	47,942	(4,352)	(117)	634	5,412	2,664
Net realized gain distributions	—	234,414	174,493	24,798	14,139	—	53,268
Change in unrealized appreciation (depreciation) during the period	(212)	(964,261)	(456,169)	(56,785)	(45,491)	(75,029)	(177,702)
Net increase (decrease) in net assets resulting from operations	(1,143)	(701,616)	(288,354)	(33,896)	(22,672)	(70,251)	(121,792)

Unit transactions:
Purchases	—	9,080	—	—	—	—	—
Net transfers	—	2,836	(15,137)	—	107,601	(26,732)	8,354
Surrenders for benefit payments and fees	(133)	(170,710)	(33)	(1,714)	(1,079)	(14)	(1,891)
Other transactions	—	—	—	—	—	(828)	—
Death benefits	(1,948)	(31,104)	—	(7,774)	—	—	—
Net annuity transactions	—	(2,344)	(5,264)	(1,297)	(6,694)	(10,918)	(186)
Net increase (decrease) in net assets resulting from unit transactions	(2,081)	(192,242)	(20,434)	(10,785)	99,828	(38,492)	6,277
Net increase (decrease) in net assets	(3,224)	(893,858)	(308,788)	(44,681)	77,156	(108,743)	(115,515)

Net assets:
Beginning of period	11,249	2,121,771	759,881	157,024	329,765	298,430	650,021
End of period	$8,025	$1,227,913	$451,093	$112,343	$406,921	$189,687	$534,506

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(2) Funded as of June 29, 2022.
(3) Funded as of November 21, 2022.
(4) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,978	$(1,404)	$(1,111)	$(12,250)	$(543)	$(106,676)	$(7,162)	$(74,901)	$10,704	$59,656
Net realized gain (loss) on security transactions	10,906	5,935	3,387	38,544	22,270	—	100,069	276,839	(15,396)	(6,690)
Net realized gain distributions	32,820	32,993	22,619	40,670	34,606	—	109,512	552,919	—	—
Change in unrealized appreciation (depreciation) during the period	55,863	(12,038)	(8,256)	357,137	(34,706)	—	198,529	(82,767)	(14,833)	4,734
Net increase (decrease) in net assets resulting from operations	101,567	25,486	16,639	424,101	21,627	(106,676)	400,948	672,090	(19,525)	57,700

Unit transactions:
Purchases	—	—	—	2,300	—	45,968	—	1,795	112	—
Net transfers	14,058	100,918	31,847	88,648	43,430	2,744,609	(93,389)	(3,757)	(364,451)	84,950
Surrenders for benefit payments and fees	(469)	(8,398)	(12,296)	(137,627)	(36,673)	(1,989,294)	(1,027)	(444,866)	(11,114)	(73,083)
Other transactions	—	—	—	9	—	2	—	17	—	—
Death benefits	—	—	—	(82,850)	—	(254,224)	—	(130,083)	(8,626)	(15,911)
Net annuity transactions	(3,878)	—	(4,075)	(15,448)	(1,898)	(7,024)	(45,430)	(389)	(27)	(243)
Net increase (decrease) in net assets resulting from unit transactions	9,711	92,520	15,476	(144,968)	4,859	540,037	(139,846)	(577,283)	(384,106)	(4,287)
Net increase (decrease) in net assets	111,278	118,006	32,115	279,133	26,486	433,361	261,102	94,807	(403,631)	53,413

Net assets:
Beginning of period	674,368	248,883	236,149	1,699,985	485,220	8,171,888	1,417,364	5,249,243	774,380	1,615,580
End of period	$785,646	$366,889	$268,264	$1,979,118	$511,706	$8,605,249	$1,678,466	$5,344,050	$370,749	$1,668,993

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,924)	$14,549	$57,288	$(112,713)	$(218,546)	$258,761	$(147,462)	$(32,047)	$(3,108,384)	$(82,299)
Net realized gain (loss) on security transactions	—	1,843	266,784	391,987	2,158,102	5,068	437,364	719,430	11,410,606	907,175
Net realized gain distributions	—	10,480	—	603,236	2,968,555	631,787	1,387,284	1,585,518	16,060,227	—
Change in unrealized appreciation (depreciation) during the period	—	(59,952)	1,377,563	(759,236)	4,335,339	(1,532,663)	294,039	6,106,044	57,724,495	508,553
Net increase (decrease) in net assets resulting from operations	(7,924)	(33,080)	1,701,635	123,274	9,243,450	(637,047)	1,971,225	8,378,945	82,086,944	1,333,429

Unit transactions:
Purchases	16,212	272	98,001	6,166	316,014	200,116	54,163	114,865	1,656,382	93,930
Net transfers	(17,549)	40,872	(128,795)	65,271	(525,748)	625,123	(288,801)	135,593	(8,127,390)	(74,468)
Surrenders for benefit payments and fees	(14,120)	(23,336)	(662,854)	(588,407)	(4,749,590)	(1,967,703)	(864,753)	(2,453,010)	(32,963,053)	(1,759,775)
Other transactions	69	—	(169)	(572)	(68)	(224)	624	116	(3,268)	(68)
Death benefits	(44,457)	(12,083)	(479,965)	(432,361)	(1,682,972)	(425,082)	(215,772)	(606,974)	(6,943,762)	(271,082)
Net annuity transactions	—	—	(1,333)	—	(158,384)	(117,106)	52,548	25,517	(190,054)	(61,910)
Net increase (decrease) in net assets resulting from unit transactions	(59,845)	5,725	(1,175,115)	(949,903)	(6,800,748)	(1,684,876)	(1,261,991)	(2,783,893)	(46,571,145)	(2,073,373)
Net increase (decrease) in net assets	(67,769)	(27,355)	526,520	(826,629)	2,442,702	(2,321,923)	709,234	5,595,052	35,515,799	(739,944)

Net assets:
Beginning of period	653,007	1,219,995	10,460,555	9,110,072	54,118,500	27,438,821	15,415,549	29,002,148	365,668,103	21,763,852
End of period	$585,238	$1,192,640	$10,987,075	$8,283,443	$56,561,202	$25,116,898	$16,124,783	$34,597,200	$401,183,902	$21,023,908

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(425,470)	$(113,060)	$(689,976)	$(11,538)	$(651)	$(1,412)	$(5,317)	$(41,844)	$17,268	$5,623
Net realized gain (loss) on security transactions	580,757	(4,452)	2,677,651	235,545	4,167	26,818	11,531	162,478	(4,453)	8,566
Net realized gain distributions	4,813,412	—	3,955,795	178,625	11,161	62,864	112,290	576,858	—	9,383
Change in unrealized appreciation (depreciation) during the period	(2,539,626)	(155,799)	(4,565,084)	630,257	(29,235)	(20,699)	32,361	132,242	(2,175)	(23,171)
Net increase (decrease) in net assets resulting from operations	2,429,073	(273,311)	1,378,386	1,032,889	(14,558)	67,571	150,865	829,734	10,640	401

Unit transactions:
Purchases	101,303	48,232	165,493	43,148	—	—	—	1,100	—	—
Net transfers	177,982	491,869	(113,632)	159,141	(9,354)	(44,051)	(4,192)	27,106	(58,039)	(215,852)
Surrenders for benefit payments and fees	(1,689,879)	(1,151,180)	(3,623,857)	(390,961)	(308)	(127)	(1,907)	(94,447)	(14,527)	(9,926)
Other transactions	15	58	(409)	5	—	—	—	9	—	—
Death benefits	(429,778)	(303,800)	(799,740)	(57,465)	—	—	—	(50,159)	(11,205)	—
Net annuity transactions	(68,758)	(112,934)	(78,087)	54,688	(2,353)	(1,004)	(11,732)	(60,553)	(1,337)	(180)
Net increase (decrease) in net assets resulting from unit transactions	(1,909,115)	(1,027,755)	(4,450,232)	(191,444)	(12,015)	(45,182)	(17,831)	(176,944)	(85,108)	(225,958)
Net increase (decrease) in net assets	519,958	(1,301,066)	(3,071,846)	841,445	(26,573)	22,389	133,034	652,790	(74,468)	(225,557)

Net assets:
Beginning of period	29,436,177	18,655,217	50,845,503	4,491,572	137,655	630,072	1,089,344	3,848,102	491,728	451,791
End of period	$29,956,135	$17,354,151	$47,773,657	$5,333,017	$111,082	$652,461	$1,222,378	$4,500,892	$417,260	$226,234

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(9,294)	$2,176	$(1,396)	$3,558	$(10,933)	$879	$(12)	$(13,461)	$(94)	$(31,283)
Net realized gain (loss) on security transactions	1,168,528	(24)	793	496	24,069	(104)	1,973	57,119	(4,822)	81,752
Net realized gain distributions	3,590,338	—	82,974	—	331,990	—	—	151,084	—	244,053
Change in unrealized appreciation (depreciation) during the period	6,905,714	(1,849)	178,592	21,632	(176,480)	(1,631)	42,401	25,828	6,644	(160,177)
Net increase (decrease) in net assets resulting from operations	11,655,286	303	260,963	25,686	168,646	(856)	44,362	220,570	1,728	134,345

Unit transactions:
Purchases	167,959	—	—	395	—	—	—	—	—	695
Net transfers	565,073	—	124,211	2,427	(9,282)	—	81,097	(5,077)	—	(5,768)
Surrenders for benefit payments and fees	(2,938,488)	(1,280)	(1,718)	(21,782)	(2,759)	(2)	(1,668)	(90,567)	(2)	(99,044)
Other transactions	(936)	—	—	1	—	—	—	1	—	2
Death benefits	(647,517)	—	—	(15,853)	—	—	—	(62,904)	(10,475)	(42,787)
Net annuity transactions	(115,319)	(750)	(431)	8,683	(2,908)	(238)	(17,272)	(1,714)	—	(14,993)
Net increase (decrease) in net assets resulting from unit transactions	(2,969,228)	(2,030)	122,062	(26,129)	(14,949)	(240)	62,157	(160,261)	(10,477)	(161,895)
Net increase (decrease) in net assets	8,686,058	(1,727)	383,025	(443)	153,697	(1,096)	106,519	60,309	(8,749)	(27,550)

Net assets:
Beginning of period	44,586,575	102,706	928,378	337,066	2,249,003	19,208	251,146	1,640,368	19,998	2,149,321
End of period	$53,272,633	$100,979	$1,311,403	$336,623	$2,402,700	$18,112	$357,665	$1,700,677	$11,249	$2,121,771

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,850)	$(1,881)	$4,818	$1,515	$(328)
Net realized gain (loss) on security transactions	49,122	1,494	4,186	7,060	1,322
Net realized gain distributions	59,673	6,743	—	—	11,705
Change in unrealized appreciation (depreciation) during the period	(151,365)	21,536	36,163	(34,814)	105,202
Net increase (decrease) in net assets resulting from operations	(46,420)	27,892	45,167	(26,239)	117,901

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(53,322)	12,000	81,742	35,495	31,868
Surrenders for benefit payments and fees	(34)	(2,412)	(1,741)	(1,350)	(2,567)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	(8,432)	(1,520)	(7,163)	(14,175)	(222)
Net increase (decrease) in net assets resulting from unit transactions	(61,788)	8,068	72,838	19,970	29,079
Net increase (decrease) in net assets	(108,208)	35,960	118,005	(6,269)	146,980

Net assets:
Beginning of period	868,089	121,064	211,760	304,699	503,041
End of period	$759,881	$157,024	$329,765	$298,430	$650,021

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Notes to Financial Statements
December 31, 2022

1. Organization:

Variable Account D (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS Sustainable International Thematic Portfolio (Formerly AB VPS International Growth Portfolio), Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. EQV International Equity Fund (Formerly Invesco V.I. International Growth Fund), Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Allspring VT Omega Growth Fund, Federated Hermes Fund for U.S. Government Securities II, Federated Hermes High Income Bond Fund II, Federated Hermes Government Money Fund II, Federated Hermes Quality Bond Fund II, Federated Hermes Managed Volatility Fund II, Federated Hermes Kaufmann Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, DWS CROCI® International VIP, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Emerging Markets Bond Fund, VanEck VIP Global Resources Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Discovery Fund, Allspring VT Opportunity Fund, Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-
dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2022 and 2021.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2018 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2022.

h) Novel Coronavirus - The outbreak and spread of the novel coronavirus ("COVID-19") has caused disruption to the worldwide economy and impacted companies across all industries. The COVID-19 pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. The fair value of these funds is dependent on financial market conditions and other factors relating to the COVID-19 pandemic, including the development of new variants and surges, and other emerging viruses. Management will continue to monitor developments, and their impact on the Account.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.5% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $35 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Enhanced Death Benefit charge maximum of 0.45%
Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$102,279	$187,940
American Century VP Capital Appreciation Fund	$39,037	$6,509
AB VPS Sustainable International Thematic Portfolio+	$24,629	$69,629
Invesco V.I. Core Equity Fund	$272,479	$130,589
Invesco V.I. Government Securities Fund	$131,889	$876
Invesco V.I. High Yield Fund	$101,593	$3,560
Invesco V.I. EQV International Equity Fund+	$47,647	$66,072
Invesco V.I. Government Money Market Fund	$8,243,245	$7,349,643
AB VPS Large Cap Growth Portfolio	$159,346	$48,748
Allspring VT Omega Growth Fund	$824,444	$520,987
Federated Hermes Fund for U.S. Government Securities II	$21,819	$20,422
Federated Hermes High Income Bond Fund II	$93,644	$224,779
Federated Hermes Government Money Fund II	$43,666	$65,011
Federated Hermes Quality Bond Fund II	$61,291	$141,143
Federated Hermes Managed Volatility Fund II	$2,555,335	$956,841
Federated Hermes Kaufmann Fund II	$842,152	$679,951
Hartford Balanced HLS Fund	$7,070,623	$5,826,134
Hartford Total Return Bond HLS Fund	$1,173,290	$3,363,452
Hartford Capital Appreciation HLS Fund	$3,706,101	$3,777,976
Hartford Dividend and Growth HLS Fund	$4,713,994	$3,921,515
Hartford Disciplined Equity HLS Fund	$21,468,769	$35,104,474
Hartford International Opportunities HLS Fund	$3,241,800	$2,126,581
Hartford MidCap HLS Fund	$3,808,614	$2,255,953
Hartford Ultrashort Bond HLS Fund	$621,101	$3,183,312
Hartford SmallCap Growth HLS Fund	$8,026,314	$5,825,315
Hartford Stock HLS Fund	$651,840	$606,232
VY® JPMorgan Emerging Markets Equity Portfolio	$24,111	$2,621
Invesco V.I. Health Care Fund	$106,802	$12,200
Invesco V.I. Technology Fund	$357,643	$32,625
MFS® Growth Series	$387,232	$239,019
MFS® High Yield Portfolio	$21,266	$30,776
MFS® Income Portfolio	$10,191	$6,403
BlackRock S&P 500 Index V.I. Fund	$3,287,729	$5,628,885
Neuberger Berman AMT Short Duration Bond Portfolio	$1,453	$62,572
Pioneer Fund VCT Portfolio	$192,751	$14,226
DWS CROCI® International VIP	$12,614	$44,916
Pioneer Select Mid Cap Growth VCT Portfolio	$353,532	$13,837
VanEck VIP Emerging Markets Bond Fund	$983	$513
VanEck VIP Global Resources Fund	$90,798	$61,752
Allspring VT Index Asset Allocation Fund	$179,533	$48,270
Allspring VT International Equity Fund	$297	$2,197
Allspring VT Small Cap Growth Fund	$237,318	$214,857
Allspring VT Discovery Fund	$175,871	$24,137
Allspring VT Opportunity Fund	$24,811	$12,590
Voya Global High Dividend Low Volatility Portfolio	$157,102	$35,089
NVIT Emerging Markets Fund	$31,343	$70,469
Neuberger Berman AMT Sustainable Equity Portfolio	$75,181	$15,658

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	133	3,740	(3,607)
American Century VP Capital Appreciation Fund	—	80	(80)
AB VPS Sustainable International Thematic Portfolio+	69	5,069	(5,000)
Invesco V.I. Core Equity Fund	273	4,079	(3,806)
Invesco V.I. Government Securities Fund	13,719	1	13,718
Invesco V.I. High Yield Fund	11,018	366	10,652
Invesco V.I. EQV International Equity Fund+	18	2,587	(2,569)
Invesco V.I. Government Money Market Fund	871,062	781,241	89,821
AB VPS Large Cap Growth Portfolio	68	384	(316)
Allspring VT Omega Growth Fund	2,108	12,329	(10,221)
Federated Hermes Fund for U.S. Government Securities II	1,023	948	75
Federated Hermes High Income Bond Fund II	497	7,400	(6,903)
Federated Hermes Government Money Fund II	3,508	5,505	(1,997)
Federated Hermes Quality Bond Fund II	934	6,772	(5,838)
Federated Hermes Managed Volatility Fund II	7,778	46,446	(38,668)
Federated Hermes Kaufmann Fund II	3,077	20,257	(17,180)
Hartford Balanced HLS Fund	60,181	574,774	(514,593)
Hartford Total Return Bond HLS Fund	90,468	779,911	(689,443)
Hartford Capital Appreciation HLS Fund	310,046	640,745	(330,699)
Hartford Dividend and Growth HLS Fund	206,836	716,445	(509,609)
Hartford Disciplined Equity HLS Fund	28,120	433,859	(405,739)
Hartford International Opportunities HLS Fund	76,586	578,244	(501,658)
Hartford MidCap HLS Fund	44,633	205,610	(160,977)
Hartford Ultrashort Bond HLS Fund	427,270	1,302,293	(875,023)
Hartford SmallCap Growth HLS Fund	26,383	66,581	(40,198)
Hartford Stock HLS Fund	27,973	119,575	(91,602)
VY® JPMorgan Emerging Markets Equity Portfolio	11	91	(80)
Invesco V.I. Health Care Fund	383	140	243
Invesco V.I. Technology Fund	457	550	(93)
MFS® Growth Series	197	4,000	(3,803)
MFS® High Yield Portfolio	219	2,231	(2,012)
MFS® Income Portfolio	102	445	(343)
BlackRock S&P 500 Index V.I. Fund	62,095	353,365	(291,270)
Neuberger Berman AMT Short Duration Bond Portfolio	9	3,864	(3,855)
Pioneer Fund VCT Portfolio	119	219	(100)
DWS CROCI® International VIP	700	3,034	(2,334)
Pioneer Select Mid Cap Growth VCT Portfolio	5	86	(81)
VanEck VIP Emerging Markets Bond Fund	12	21	(9)
VanEck VIP Global Resources Fund	2,331	1,777	554
Allspring VT Index Asset Allocation Fund	20	986	(966)
Allspring VT International Equity Fund		123	(123)
Allspring VT Small Cap Growth Fund	76	3,247	(3,171)
Allspring VT Discovery Fund	16	252	(236)
Allspring VT Opportunity Fund	2	365	(363)
Voya Global High Dividend Low Volatility Portfolio	8,785	2,296	6,489
NVIT Emerging Markets Fund	2,276	5,402	(3,126)
Neuberger Berman AMT Sustainable Equity Portfolio	1,417	908	509

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	1,100	944	156
American Century VP Capital Appreciation Fund	1,475	391	1,084
AB VPS International Growth Portfolio	2,159	1,295	864
Invesco V.I. Core Equity Fund	2,149	8,487	(6,338)
Invesco V.I. International Growth Fund	1,647	1,458	189
Invesco V.I. Government Money Market Fund	548,317	487,514	60,803
AB VPS Large Cap Growth Portfolio	864	1,901	(1,037)
Allspring VT Omega Growth Fund	1,224	12,185	(10,961)
Federated Hermes Fund for U.S. Government Securities II	4,018	20,149	(16,131)
Federated Hermes High Income Bond Fund II	2,595	3,646	(1,051)
Federated Hermes Government Money Fund II	403	6,134	(5,731)
Federated Hermes Quality Bond Fund II	2,428	2,167	261
Federated Hermes Managed Volatility Fund II	3,887	65,003	(61,116)
Federated Hermes Kaufmann Fund II	1,490	24,312	(22,822)
Hartford Balanced HLS Fund	61,664	728,785	(667,121)
Hartford Total Return Bond HLS Fund	280,411	651,084	(370,673)
Hartford Capital Appreciation HLS Fund	139,679	342,548	(202,869)
Hartford Dividend and Growth HLS Fund	215,144	798,804	(583,660)
Hartford Disciplined Equity HLS Fund	35,789	614,273	(578,484)
Hartford International Opportunities HLS Fund	101,197	613,050	(511,853)
Hartford MidCap HLS Fund	53,003	202,898	(149,895)
Hartford Ultrashort Bond HLS Fund	492,799	1,016,059	(523,260)
Hartford SmallCap Growth HLS Fund	15,168	60,680	(45,512)
Hartford Stock HLS Fund	84,275	125,260	(40,985)
VY® JPMorgan Emerging Markets Equity Portfolio	611	1,011	(400)
Invesco V.I. Health Care Fund	552	1,183	(631)
Invesco V.I. Technology Fund	140	406	(266)
MFS® Growth Series	765	4,169	(3,404)
MFS® High Yield Portfolio	2,840	8,772	(5,932)
MFS® Income Portfolio	151	16,340	(16,189)
BlackRock S&P 500 Index V.I. Fund	94,695	287,396	(192,701)
Neuberger Berman AMT Short Duration Bond Portfolio	8	126	(118)
Pioneer Fund VCT Portfolio	2,631	97	2,534
DWS CROCI® International VIP	619	1,891	(1,272)
Pioneer Select Mid Cap Growth VCT Portfolio	832	1,019	(187)
VanEck VIP Emerging Markets Bond Fund	11	21	(10)
VanEck VIP Global Resources Fund	2,634	738	1,896
Allspring VT Index Asset Allocation Fund	1,037	6,451	(5,414)
Allspring VT International Equity Fund	—	601	(601)
Allspring VT Small Cap Growth Fund	130	2,402	(2,272)
Allspring VT Discovery Fund	612	1,076	(464)
Allspring VT Opportunity Fund	339	117	222
Voya Global High Dividend Low Volatility Portfolio	6,950	2,093	4,857
NVIT Emerging Markets Fund	2,850	1,574	1,276
Neuberger Berman AMT Sustainable Equity Portfolio	2,107	189	1,918

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2022. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2022	10,958	$44.426165	to	$44.426165	$486,816	0.45%	to	0.45%	1.18%	to	1.18%	(17.64)%	to	(17.64)%
2021	14,565	$53.939947	to	$53.939947	$785,646	0.45%	to	0.45%	0.72%	to	0.72%	15.25%	to	15.25%
2020	14,409	$46.802498	to	$46.802498	$674,368	0.45%	to	0.45%	1.18%	to	1.18%	12.02%	to	12.02%
2019	15,001	$41.779788	to	$41.779788	$626,745	0.45%	to	0.45%	1.55%	to	1.55%	19.31%	to	19.31%
2018	15,023	$35.016715	to	$35.016715	$526,044	0.45%	to	0.45%	1.37%	to	1.37%	(4.26)%	to	(4.26)%
American Century VP Capital Appreciation Fund
2022	4,268	$60.386447	to	$60.386447	$257,709	0.45%	to	0.45%	—%	to	—%	(28.43)%	to	(28.43)%
2021	4,348	$84.378098	to	$84.378098	$366,889	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	3,264	$76.252223	to	$76.252223	$248,883	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	3,143	$53.768143	to	$53.768143	$168,998	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
2018	3,003	$39.841347	to	$39.841347	$119,638	0.45%	to	0.45%	—%	to	—%	(5.62)%	to	(5.62)%
AB VPS Sustainable International Thematic Portfolio+
2022	11,825	$11.489717	to	$11.489717	$135,867	0.45%	to	0.45%	—%	to	—%	(27.94)%	to	(27.94)%
2021	16,825	$15.944082	to	$15.944082	$268,264	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	15,961	$14.795446	to	$14.795446	$236,149	0.45%	to	0.45%	1.36%	to	1.36%	29.36%	to	29.36%
2019	17,001	$11.437596	to	$11.437596	$194,446	0.45%	to	0.45%	0.55%	to	0.55%	26.95%	to	26.95%
2018	19,944	$9.009225	to	$9.009225	$179,680	0.45%	to	0.45%	0.48%	to	0.48%	(17.78)%	to	(17.78)%
Invesco V.I. Core Equity Fund
2022	57,232	$24.021246	to	$45.686282	$1,458,162	0.45%	to	1.40%	0.92%	to	0.93%	(21.65)%	to	(20.90)%
2021	61,038	$30.659951	to	$57.760516	$1,979,118	0.45%	to	1.40%	0.65%	to	0.67%	25.96%	to	27.17%
2020	67,376	$24.340114	to	$45.421419	$1,699,985	0.45%	to	1.40%	1.21%	to	1.34%	12.27%	to	13.34%
2019	77,373	$21.680276	to	$40.075446	$1,748,053	0.45%	to	1.40%	0.92%	to	0.97%	27.17%	to	28.39%
2018	90,432	$17.047789	to	$31.214866	$1,599,272	0.45%	to	1.40%	0.89%	to	0.89%	(10.66)%	to	(9.80)%
Invesco V.I. Government Securities Fund
2022♦	13,718	$9.029241	to	$9.067193	$124,380	1.35%	to	1.85%	2.06%	to	2.07%	(9.71)%	to	(9.33)%
Invesco V.I. High Yield Fund
2022♦	10,652	$9.224917	to	$9.224917	$98,260	1.35%	to	1.35%	—%	to	—%	(7.75)%	to	(7.75)%
Invesco V.I. EQV International Equity Fund+
2022	16,595	$21.509631	to	$21.509631	$356,957	1.40%	to	1.40%	1.67%	to	1.67%	(19.44)%	to	(19.44)%
2021	19,164	$26.700839	to	$26.700839	$511,706	1.40%	to	1.40%	1.29%	to	1.29%	4.42%	to	4.42%
2020	18,975	$25.571344	to	$25.571344	$485,220	1.40%	to	1.40%	2.21%	to	2.21%	12.41%	to	12.41%
2019	24,570	$22.748095	to	$22.748095	$558,938	1.40%	to	1.40%	1.59%	to	1.59%	26.79%	to	26.79%
2018	26,038	$17.942000	to	$17.942000	$467,174	1.40%	to	1.40%	1.97%	to	1.97%	(16.16)%	to	(16.16)%
Invesco V.I. Government Money Market Fund
2022	1,014,921	$8.880265	to	$10.156088	$9,498,860	0.45%	to	1.85%	1.59%	to	1.62%	(0.40)%	to	1.00%
2021	925,100	$8.916271	to	$10.055510	$8,605,249	0.45%	to	1.85%	0.01%	to	0.01%	(1.83)%	to	(0.44)%
2020	864,297	$9.082139	to	$10.100226	$8,171,888	0.45%	to	1.85%	0.24%	to	0.30%	(1.54)%	to	(0.16)%
2019	845,919	$9.224586	to	$10.116003	$8,084,608	0.45%	to	1.85%	1.89%	to	2.08%	0.03%	to	1.44%
2018	1,131,869	$9.221846	to	$9.972408	$10,748,994	0.45%	to	1.85%	1.60%	to	1.73%	(0.31)%	to	1.09%
AB VPS Large Cap Growth Portfolio
2022	11,989	$97.075303	to	$97.075303	$1,163,803	0.45%	to	0.45%	—%	to	—%	(28.83)%	to	(28.83)%
2021	12,305	$136.399400	to	$136.399400	$1,678,466	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	13,342	$106.234770	to	$106.234770	$1,417,364	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	15,037	$78.764595	to	$78.764595	$1,184,380	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
2018	16,339	$58.739089	to	$58.739089	$959,740	0.45%	to	0.45%	—%	to	—%	2.12%	to	2.12%
Allspring VT Omega Growth Fund
2022	86,233	$34.309470	to	$34.309470	$2,958,618	1.40%	to	1.40%	—%	to	—%	(38.07)%	to	(38.07)%
2021	96,454	$55.404649	to	$55.404649	$5,344,050	1.40%	to	1.40%	—%	to	—%	13.37%	to	13.37%
2020	107,415	$48.868847	to	$48.868847	$5,249,243	1.40%	to	1.40%	—%	to	—%	41.20%	to	41.20%
2019	119,439	$34.610615	to	$34.610615	$4,133,843	1.40%	to	1.40%	—%	to	—%	35.14%	to	35.14%
2018	136,402	$25.610558	to	$25.610558	$3,493,337	1.40%	to	1.40%	—%	to	—%	(1.12)%	to	(1.12)%
Federated Hermes Fund for U.S. Government Securities II
2022	21,345	$14.180426	to	$20.414032	$320,431	0.45%	to	1.40%	1.89%	to	1.96%	(13.76)%	to	(12.94)%
2021	21,270	$16.443932	to	$23.448558	$370,749	0.45%	to	1.40%	2.00%	to	3.50%	(3.41)%	to	(2.48)%
2020	37,401	$17.023919	to	$24.046053	$774,380	0.45%	to	1.40%	1.52%	to	2.50%	3.75%	to	4.74%
2019	19,604	$16.408594	to	$22.957844	$337,394	0.45%	to	1.40%	2.04%	to	2.45%	4.43%	to	5.42%
2018	21,448	$15.713102	to	$21.776910	$348,548	0.45%	to	1.40%	2.42%	to	3.98%	(0.94)%	to	—%
Federated Hermes High Income Bond Fund II
2022	48,414	$24.120085	to	$38.601638	$1,268,593	0.45%	to	1.40%	5.81%	to	6.36%	(13.01)%	to	(12.18)%
2021	55,317	$27.726213	to	$43.953100	$1,668,993	0.45%	to	1.40%	4.15%	to	4.89%	3.39%	to	4.38%
2020	56,368	$26.816946	to	$42.109799	$1,615,580	0.45%	to	1.40%	6.20%	to	6.37%	4.12%	to	5.11%
2019	66,258	$25.755522	to	$40.060880	$1,830,103	0.45%	to	1.40%	5.82%	to	6.01%	12.95%	to	14.03%
2018	69,648	$22.802154	to	$35.131997	$1,691,650	0.45%	to	1.40%	8.23%	to	9.64%	(4.63)%	to	(3.72)%
Federated Hermes Government Money Fund II
2022	53,339	$7.248795	to	$10.761903	$563,892	1.20%	to	1.40%	1.14%	to	1.16%	(0.25)%	to	(0.05)%
2021	55,336	$7.266821	to	$10.767116	$585,238	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2020	61,067	$7.369148	to	$10.896918	$653,007	1.20%	to	1.40%	0.20%	to	0.21%	(1.19)%	to	(0.99)%
2019	58,851	$7.457804	to	$11.005977	$634,848	1.20%	to	1.40%	1.62%	to	1.84%	0.23%	to	0.43%
2018	61,670	$7.440688	to	$10.958779	$662,525	1.20%	to	1.40%	1.23%	to	1.25%	(0.16)%	to	0.04%
Federated Hermes Quality Bond Fund II
2022	52,147	$17.998850	to	$18.828676	$961,806	1.20%	to	1.40%	2.59%	to	2.73%	(10.54)%	to	(10.36)%
2021	57,985	$20.119004	to	$21.004504	$1,192,640	1.20%	to	1.40%	2.46%	to	2.53%	(2.77)%	to	(2.57)%
2020	57,724	$20.691383	to	$21.558904	$1,219,995	1.20%	to	1.40%	2.77%	to	2.77%	6.62%	to	6.83%
2019	59,035	$19.407327	to	$20.180626	$1,168,303	1.20%	to	1.40%	2.86%	to	2.86%	7.92%	to	8.14%
2018	57,547	$17.982715	to	$18.661911	$1,054,596	1.20%	to	1.40%	3.07%	to	3.11%	(1.97)%	to	(1.78)%
Federated Hermes Managed Volatility Fund II
2022	492,924	$16.986573	to	$32.735088	$8,688,506	0.45%	to	1.40%	1.88%	to	1.91%	(14.95)%	to	(14.14)%
2021	531,592	$19.973550	to	$38.127164	$10,987,075	0.45%	to	1.40%	1.79%	to	1.82%	16.86%	to	17.98%
2020	592,708	$17.091203	to	$32.316859	$10,460,555	0.45%	to	1.40%	2.52%	to	2.60%	(0.47)%	to	0.48%
2019	643,309	$17.172190	to	$32.163028	$11,386,425	0.45%	to	1.40%	2.07%	to	2.11%	18.56%	to	19.69%
2018	718,352	$14.484222	to	$26.872285	$10,697,119	0.45%	to	1.40%	2.31%	to	2.59%	(9.77)%	to	(8.90)%
Federated Hermes Kaufmann Fund II
2022	184,362	$27.916741	to	$28.651888	$5,230,946	1.20%	to	1.40%	—%	to	—%	(31.06)%	to	(30.93)%
2021	201,542	$40.496692	to	$41.479934	$8,283,443	1.20%	to	1.40%	—%	to	—%	1.09%	to	1.29%
2020	224,364	$40.061990	to	$40.952717	$9,110,072	1.20%	to	1.40%	—%	to	—%	27.00%	to	27.26%
2019	239,516	$31.543829	to	$32.180772	$7,647,355	1.20%	to	1.40%	—%	to	—%	31.33%	to	31.59%
2018	259,649	$24.019149	to	$24.455267	$6,305,428	1.20%	to	1.40%	—%	to	—%	2.90%	to	3.10%
Hartford Balanced HLS Fund
2022	4,746,013	$23.819508	to	$29.906792	$43,565,976	1.25%	to	1.85%	1.74%	to	1.78%	(15.01)%	to	(14.50)%
2021	5,260,606	$28.027441	to	$34.979332	$56,561,202	1.25%	to	1.85%	0.94%	to	1.00%	17.45%	to	18.16%
2020	5,927,727	$23.862965	to	$29.603844	$54,118,500	1.25%	to	1.85%	1.57%	to	1.62%	9.57%	to	10.23%
2019	6,544,294	$21.778707	to	$26.856544	$54,321,091	1.25%	to	1.85%	1.86%	to	1.88%	20.55%	to	21.27%
2018	7,466,556	$18.066616	to	$22.145722	$51,107,139	1.25%	to	1.85%	1.74%	to	1.80%	(6.98)%	to	(6.42)%

Hartford Total Return Bond HLS Fund
2022	4,749,374	$15.983654	to	$18.338821	$18,586,267	1.25%	to	1.85%	2.92%	to	2.95%	(15.79)%	to	(15.28)%
2021	5,438,817	$18.979998	to	$21.646235	$25,116,898	1.25%	to	1.85%	2.40%	to	2.40%	(2.76)%	to	(2.18)%
2020	5,809,490	$19.519028	to	$22.127794	$27,438,821	1.25%	to	1.85%	3.34%	to	3.40%	7.03%	to	7.67%
2019	4,416,336	$18.237099	to	$20.550906	$19,740,564	1.25%	to	1.85%	3.90%	to	3.91%	8.62%	to	9.28%
2018	4,767,465	$16.789305	to	$18.806271	$19,531,452	1.25%	to	1.85%	3.74%	to	3.76%	(2.63)%	to	(2.04)%
Hartford Capital Appreciation HLS Fund
2022	2,112,954	$5.040284	to	$5.680466	$11,680,590	1.25%	to	1.85%	0.74%	to	0.93%	(16.85)%	to	(16.35)%
2021	2,443,653	$6.061890	to	$6.790901	$16,124,783	1.25%	to	1.85%	0.43%	to	0.47%	12.66%	to	13.34%
2020	2,646,522	$5.380782	to	$5.991844	$15,415,549	1.25%	to	1.85%	0.76%	to	0.97%	19.68%	to	20.40%
2019	2,852,290	$4.495936	to	$4.976588	$13,838,647	1.25%	to	1.85%	1.17%	to	1.19%	28.88%	to	29.65%
2018	3,226,812	$3.488601	to	$3.838468	$12,093,770	1.25%	to	1.85%	0.87%	to	0.88%	(8.66)%	to	(8.11)%
Hartford Dividend and Growth HLS Fund
2022	5,870,086	$4.267473	to	$12.014369	$28,611,094	1.25%	to	1.85%	1.62%	to	1.68%	(10.60)%	to	(10.07)%
2021	6,379,695	$4.773720	to	$13.359161	$34,597,200	1.25%	to	1.85%	1.29%	to	1.29%	29.58%	to	30.36%
2020	6,963,355	$3.684035	to	$10.248073	$29,002,148	1.25%	to	1.85%	3.05%	to	3.38%	5.79%	to	6.43%
2019	3,245,092	$3.482290	to	$9.628925	$12,706,398	1.25%	to	1.85%	1.80%	to	1.81%	26.25%	to	27.01%
2018	3,505,926	$2.758309	to	$3.205920	$10,816,261	1.15%	to	1.85%	0.13%	to	1.87%	(7.06)%	to	(6.40)%
Hartford Disciplined Equity HLS Fund
2022	4,014,905	$22.050604	to	$39.710276	$292,409,111	1.25%	to	1.85%	1.02%	to	1.04%	(20.45)%	to	(19.97)%
2021	4,420,644	$27.717574	to	$49.616709	$401,183,902	1.25%	to	1.85%	0.57%	to	0.58%	23.22%	to	23.96%
2020	4,999,128	$22.494858	to	$40.026895	$365,668,103	1.25%	to	1.85%	0.36%	to	0.79%	15.88%	to	16.57%
2019	535,462	$19.412578	to	$34.335766	$35,918,376	1.25%	to	1.85%	0.90%	to	0.93%	31.66%	to	32.46%
2018	616,484	$14.744039	to	$25.922391	$31,191,062	1.25%	to	1.85%	0.75%	to	0.79%	(3.79)%	to	(3.21)%
Hartford International Opportunities HLS Fund
2022	4,576,463	$3.050405	to	$3.437955	$15,299,124	1.25%	to	1.85%	1.61%	to	1.63%	(19.65)%	to	(19.16)%
2021	5,078,121	$3.796306	to	$4.252970	$21,023,908	1.25%	to	1.85%	1.01%	to	1.03%	5.84%	to	6.48%
2020	5,589,974	$3.586780	to	$3.994202	$21,763,852	1.25%	to	1.85%	1.96%	to	2.16%	18.24%	to	18.95%
2019	6,290,701	$3.033444	to	$3.357803	$20,626,945	1.25%	to	1.85%	1.79%	to	1.88%	24.11%	to	24.86%
2018	7,272,764	$2.444169	to	$2.689337	$19,121,131	1.25%	to	1.85%	1.84%	to	1.88%	(20.24)%	to	(19.76)%
Hartford MidCap HLS Fund
2022	2,145,259	$9.591989	to	$9.730337	$20,801,431	1.25%	to	1.85%	0.88%	to	0.90%	(25.69)%	to	(25.24)%
2021	2,306,236	$12.908422	to	$13.016128	$29,956,135	1.25%	to	1.85%	—%	to	—%	7.89%	to	8.54%
2020♦	2,456,131	$11.964111	to	$11.991761	$29,436,177	1.25%	to	1.85%	0.05%	to	0.05%	19.64%	to	19.92%
Hartford Ultrashort Bond HLS Fund
2022	7,937,197	$9.359330	to	$10.275332	$14,715,455	0.45%	to	1.85%	0.18%	to	0.22%	(2.00)%	to	(0.62)%
2021	8,812,220	$9.550562	to	$10.339503	$17,354,151	0.45%	to	1.85%	0.70%	to	0.70%	(2.02)%	to	(0.63)%
2020	9,335,480	$9.747082	to	$10.405540	$18,655,217	0.45%	to	1.85%	1.48%	to	2.41%	(0.42)%	to	0.98%
2019	3,439,955	$9.788308	to	$10.304269	$7,860,307	0.45%	to	1.85%	1.79%	to	1.87%	0.93%	to	2.35%
2018	3,633,345	$9.698259	to	$10.067550	$8,268,856	0.45%	to	1.85%	0.95%	to	1.13%	(0.30)%	to	1.11%
Hartford SmallCap Growth HLS Fund
2022	413,857	$34.633743	to	$52.880279	$30,725,186	1.25%	to	1.85%	—%	to	—%	(29.77)%	to	(29.35)%
2021	454,055	$49.316146	to	$74.846454	$47,773,657	1.25%	to	1.85%	—%	to	—%	2.11%	to	2.73%
2020	499,567	$48.296829	to	$72.860753	$50,845,503	1.25%	to	1.85%	—%	to	—%	30.76%	to	31.54%
2019	562,676	$36.936398	to	$55.389337	$43,716,756	1.25%	to	1.85%	—%	to	—%	33.33%	to	34.13%
2018	631,053	$27.703884	to	$41.295941	$36,513,840	1.25%	to	1.85%	—%	to	—%	(13.32)%	to	(12.80)%
Hartford Stock HLS Fund
2022	962,030	$4.833898	to	$32.785185	$4,561,511	1.35%	to	1.85%	1.64%	to	1.74%	(6.88)%	to	(6.41)%
2021	1,053,632	$5.164974	to	$35.206416	$5,333,017	1.35%	to	1.85%	1.24%	to	1.27%	22.69%	to	23.31%
2020	1,094,617	$4.188771	to	$28.695341	$4,491,572	1.35%	to	1.85%	1.67%	to	1.78%	10.02%	to	10.57%
2019	1,159,561	$3.852909	to	$26.081342	$4,307,968	1.25%	to	1.85%	0.16%	to	1.73%	28.82%	to	29.59%
2018	1,249,090	$2.973126	to	$20.246974	$3,583,771	1.25%	to	1.85%	1.60%	to	1.64%	(1.97)%	to	(1.38)%
VY® JPMorgan Emerging Markets Equity Portfolio
2022	3,483	$22.999309	to	$22.999309	$80,104	0.45%	to	0.45%	—%	to	—%	(26.23)%	to	(26.23)%
2021	3,563	$31.175356	to	$31.175356	$111,082	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	3,963	$34.735217	to	$34.735217	$137,655	0.45%	to	0.45%	0.85%	to	0.85%	33.14%	to	33.14%
2019	30,187	$26.089060	to	$26.089060	$787,526	0.45%	to	0.45%	0.13%	to	0.13%	31.52%	to	31.52%
2018	32,999	$19.836018	to	$19.836018	$654,563	0.45%	to	0.45%	0.86%	to	0.86%	(16.96)%	to	(16.96)%
Invesco V.I. Health Care Fund
2022	8,167	$71.051928	to	$71.051928	$580,249	0.45%	to	0.45%	—%	to	—%	(13.71)%	to	(13.71)%
2021	7,924	$82.337161	to	$82.337161	$652,461	0.45%	to	0.45%	0.21%	to	0.21%	11.80%	to	11.80%
2020	8,555	$73.649958	to	$73.649958	$630,072	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	8,537	$64.635894	to	$64.635894	$551,805	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
2018	13,008	$49.000035	to	$49.000035	$637,407	0.45%	to	0.45%	—%	to	—%	0.45%	to	0.45%
Invesco V.I. Technology Fund
2022	17,705	$41.058822	to	$41.058822	$726,931	0.45%	to	0.45%	—%	to	—%	(40.22)%	to	(40.22)%
2021	17,798	$68.682722	to	$68.682722	$1,222,378	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	18,064	$60.302103	to	$60.302103	$1,089,344	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
2019	19,167	$41.456355	to	$41.456355	$794,567	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
2018	22,124	$30.647133	to	$30.647133	$678,055	0.45%	to	0.45%	—%	to	—%	(0.90)%	to	(0.90)%
MFS® Growth Series
2022	53,103	$41.534570	to	$86.087242	$2,880,323	0.45%	to	1.40%	—%	to	—%	(32.59)%	to	(31.94)%
2021	56,906	$61.612291	to	$126.491514	$4,500,892	0.45%	to	1.40%	—%	to	—%	21.82%	to	22.98%
2020	60,310	$50.578194	to	$102.856831	$3,848,102	0.45%	to	1.40%	—%	to	—%	30.02%	to	31.27%
2019	67,468	$38.898921	to	$78.358131	$3,270,136	0.45%	to	1.40%	—%	to	—%	36.23%	to	37.53%
2018	70,574	$28.554044	to	$56.975737	$2,482,927	0.45%	to	1.40%	0.09%	to	0.09%	1.24%	to	2.21%
MFS® High Yield Portfolio
2022	28,209	$11.983241	to	$13.116380	$344,724	0.45%	to	1.40%	5.52%	to	5.62%	(11.76)%	to	(10.92)%
2021	30,221	$13.580157	to	$14.723698	$417,260	0.45%	to	1.40%	4.75%	to	4.84%	2.05%	to	3.02%
2020	36,153	$13.307584	to	$14.291768	$491,728	0.45%	to	1.40%	5.62%	to	5.65%	3.63%	to	4.61%
2019	39,667	$12.842008	to	$13.661410	$518,318	0.45%	to	1.40%	5.63%	to	6.24%	13.21%	to	14.29%
2018	50,166	$11.343319	to	$11.953081	$574,467	0.45%	to	1.40%	4.35%	to	5.56%	(4.43)%	to	(3.51)%
MFS® Income Portfolio
2022	15,889	$11.972731	to	$11.972731	$190,233	0.45%	to	0.45%	3.48%	to	3.48%	(14.09)%	to	(14.09)%
2021	16,232	$13.937160	to	$13.937160	$226,234	0.45%	to	0.45%	2.03%	to	2.03%	0.02%	to	0.02%
2020	32,421	$13.934971	to	$13.934971	$451,791	0.45%	to	0.45%	4.01%	to	4.01%	8.86%	to	8.86%
2019	18,127	$12.801009	to	$12.801009	$232,045	0.45%	to	0.45%	3.64%	to	3.64%	11.10%	to	11.10%
2018	16,951	$11.522086	to	$11.522086	$195,315	0.45%	to	0.45%	3.99%	to	3.99%	(2.43)%	to	(2.43)%
BlackRock S&P 500 Index V.I. Fund
2022	2,820,822	$13.456634	to	$14.414790	$38,969,535	0.45%	to	1.85%	1.30%	to	1.39%	(19.73)%	to	(18.60)%
2021	3,112,092	$16.764316	to	$17.707991	$53,272,633	0.45%	to	1.85%	1.33%	to	1.39%	26.18%	to	27.96%
2020	3,304,793	$13.285973	to	$13.838901	$44,586,575	0.45%	to	1.85%	1.74%	to	1.83%	16.07%	to	17.71%
2019	3,674,261	$11.446175	to	$11.756828	$42,480,678	0.45%	to	1.85%	1.90%	to	2.08%	28.94%	to	30.75%
2018♦	4,041,887	$8.877389	to	$8.991602	$36,052,664	0.45%	to	1.85%	0.88%	to	0.98%	(11.23)%	to	(10.08)%
Neuberger Berman AMT Short Duration Bond Portfolio
2022	2,046	$16.152487	to	$16.152487	$33,051	0.45%	to	0.45%	1.99%	to	1.99%	(5.61)%	to	(5.61)%
2021	5,901	$17.112817	to	$17.112817	$100,979	0.45%	to	0.45%	2.58%	to	2.58%	0.29%	to	0.29%
2020	6,019	$17.063560	to	$17.063560	$102,706	0.45%	to	0.45%	2.26%	to	2.26%	2.99%	to	2.99%
2019	6,638	$16.567646	to	$16.567646	$109,975	0.45%	to	0.45%	2.01%	to	2.01%	3.22%	to	3.22%
2018	6,696	$16.050633	to	$16.050633	$107,477	0.45%	to	0.45%	0.71%	to	0.71%	0.57%	to	0.57%
Pioneer Fund VCT Portfolio
2022	25,741	$40.672871	to	$40.672871	$1,046,977	0.45%	to	0.45%	0.66%	to	0.66%	(19.86)%	to	(19.86)%
2021	25,841	$50.750212	to	$50.750212	$1,311,403	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	23,307	$39.832887	to	$39.832887	$928,378	0.45%	to	0.45%	0.77%	to	0.77%	23.72%	to	23.72%
2019	23,577	$32.195578	to	$32.195578	$759,092	0.45%	to	0.45%	1.02%	to	1.02%	30.74%	to	30.74%
2018	24,271	$24.625287	to	$24.625287	$597,685	0.45%	to	0.45%	1.14%	to	1.14%	(1.95)%	to	(1.95)%

DWS CROCI® International VIP
2022	13,849	$17.806457	to	$17.806457	$246,599	1.40%	to	1.40%	3.32%	to	3.32%	(14.39)%	to	(14.39)%
2021	16,183	$20.800665	to	$20.800665	$336,623	1.40%	to	1.40%	2.43%	to	2.43%	7.72%	to	7.72%
2020	17,455	$19.310127	to	$19.310127	$337,066	1.40%	to	1.40%	3.51%	to	3.51%	1.18%	to	1.18%
2019	19,454	$19.084005	to	$19.084005	$371,264	1.40%	to	1.40%	3.09%	to	3.09%	20.08%	to	20.08%
2018	21,236	$15.892474	to	$15.892474	$337,504	1.40%	to	1.40%	1.02%	to	1.02%	(15.58)%	to	(15.58)%
Pioneer Select Mid Cap Growth VCT Portfolio
2022	26,654	$61.680917	to	$61.680917	$1,644,054	0.45%	to	0.45%	—%	to	—%	(31.37)%	to	(31.37)%
2021	26,735	$89.872357	to	$89.872357	$2,402,700	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	26,922	$83.536817	to	$83.536817	$2,249,003	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	28,486	$60.295075	to	$60.295075	$1,717,531	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
2018	29,641	$45.511060	to	$45.511060	$1,348,991	0.45%	to	0.45%	—%	to	—%	(6.90)%	to	(6.90)%
VanEck VIP Emerging Markets Bond Fund
2022	751	$22.080817	to	$22.080817	$16,581	0.45%	to	0.45%	4.51%	to	4.51%	(7.35)%	to	(7.35)%
2021	760	$23.831347	to	$23.831347	$18,112	0.45%	to	0.45%	5.11%	to	5.11%	(4.48)%	to	(4.48)%
2020	770	$24.949701	to	$24.949701	$19,208	0.45%	to	0.45%	7.29%	to	7.29%	8.43%	to	8.43%
2019	780	$23.009196	to	$23.009196	$17,957	0.45%	to	0.45%	0.33%	to	0.33%	12.11%	to	12.11%
2018	791	$20.523658	to	$20.523658	$16,250	0.45%	to	0.45%	7.47%	to	7.47%	(6.56)%	to	(6.56)%
VanEck VIP Global Resources Fund
2022	11,795	$34.331651	to	$34.331651	$404,966	0.45%	to	0.45%	1.71%	to	1.71%	7.91%	to	7.91%
2021	11,241	$31.815931	to	$31.815931	$357,665	0.45%	to	0.45%	0.45%	to	0.45%	18.38%	to	18.38%
2020	9,345	$26.874978	to	$26.874978	$251,146	0.45%	to	0.45%	0.93%	to	0.93%	18.58%	to	18.58%
2019	10,107	$22.664471	to	$22.664471	$229,060	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
2018	11,089	$20.351228	to	$20.351228	$225,677	0.45%	to	0.45%	—%	to	—%	(28.60)%	to	(28.60)%
Allspring VT Index Asset Allocation Fund
2022	51,455	$26.545272	to	$26.545272	$1,365,882	1.40%	to	1.40%	0.63%	to	0.63%	(18.18)%	to	(18.18)%
2021	52,421	$32.442721	to	$32.442721	$1,700,677	1.40%	to	1.40%	0.58%	to	0.58%	14.38%	to	14.38%
2020	57,835	$28.362901	to	$28.362901	$1,640,368	1.40%	to	1.40%	0.82%	to	0.82%	14.97%	to	14.97%
2019	60,793	$24.670205	to	$24.670205	$1,499,785	1.40%	to	1.40%	1.08%	to	1.08%	18.49%	to	18.49%
2018	73,557	$20.821122	to	$20.821122	$1,531,532	1.40%	to	1.40%	0.97%	to	0.97%	(4.25)%	to	(4.25)%
Allspring VT International Equity Fund
2022	564	$14.219521	to	$14.219521	$8,025	1.40%	to	1.40%	3.60%	to	3.60%	(13.11)%	to	(13.11)%
2021	687	$16.364818	to	$16.364818	$11,249	1.40%	to	1.40%	0.79%	to	0.79%	5.38%	to	5.38%
2020	1,288	$15.528883	to	$15.528883	$19,998	1.40%	to	1.40%	2.72%	to	2.72%	3.47%	to	3.47%
2019	1,621	$15.007900	to	$15.007900	$24,326	1.40%	to	1.40%	2.48%	to	2.48%	13.88%	to	13.88%
2018	6,606	$13.178318	to	$13.178318	$87,061	1.40%	to	1.40%	10.84%	to	10.84%	(18.43)%	to	(18.43)%
Allspring VT Small Cap Growth Fund
2022	27,019	$45.446207	to	$45.446207	$1,227,913	1.40%	to	1.40%	—%	to	—%	(35.34)%	to	(35.34)%
2021	30,190	$70.279710	to	$70.279710	$2,121,771	1.40%	to	1.40%	—%	to	—%	6.15%	to	6.15%
2020	32,462	$66.210880	to	$66.210880	$2,149,321	1.40%	to	1.40%	—%	to	—%	55.59%	to	55.59%
2019	35,520	$42.554193	to	$42.554193	$1,511,524	1.40%	to	1.40%	—%	to	—%	23.10%	to	23.10%
2018	39,307	$34.569795	to	$34.569795	$1,358,832	1.40%	to	1.40%	—%	to	—%	(0.10)%	to	(0.10)%
Allspring VT Discovery Fund
2022	5,572	$80.955166	to	$80.955166	$451,093	0.45%	to	0.45%	—%	to	—%	(38.13)%	to	(38.13)%
2021	5,808	$130.842635	to	$130.842635	$759,881	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	6,272	$138.409753	to	$138.409753	$868,089	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	7,469	$85.479931	to	$85.479931	$638,481	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
2018	7,412	$61.764359	to	$61.764359	$457,795	0.45%	to	0.45%	—%	to	—%	(7.48)%	to	(7.48)%
Allspring VT Opportunity Fund
2022	3,967	$28.318003	to	$28.318003	$112,343	1.40%	to	1.40%	—%	to	—%	(21.91)%	to	(21.91)%
2021	4,330	$36.262856	to	$36.262856	$157,024	1.40%	to	1.40%	0.04%	to	0.04%	23.04%	to	23.04%
2020	4,108	$29.471419	to	$29.471419	$121,064	1.40%	to	1.40%	0.47%	to	0.47%	19.32%	to	19.32%
2019	5,112	$24.698710	to	$24.698710	$126,257	1.40%	to	1.40%	0.27%	to	0.27%	29.64%	to	29.64%
2018	5,787	$19.051769	to	$19.051769	$110,260	1.40%	to	1.40%	0.18%	to	0.18%	(8.44)%	to	(8.44)%
Voya Global High Dividend Low Volatility Portfolio
2022	27,672	$14.705024	to	$14.705024	$406,921	0.45%	to	0.45%	2.56%	to	2.56%	(5.54)%	to	(5.54)%
2021	21,183	$15.567477	to	$15.567477	$329,765	0.45%	to	0.45%	2.34%	to	2.34%	20.02%	to	20.02%
2020	16,326	$12.970350	to	$12.970350	$211,760	0.45%	to	0.45%	2.23%	to	2.23%	(1.54)%	to	(1.54)%
2019	18,623	$13.172670	to	$13.172670	$245,304	0.45%	to	0.45%	2.53%	to	2.53%	20.87%	to	20.87%
2018	20,873	$10.898385	to	$10.898385	$227,486	0.45%	to	0.45%	4.43%	to	4.43%	(9.52)%	to	(9.52)%
NVIT Emerging Markets Fund
2022	17,893	$10.601428	to	$10.601428	$189,687	0.45%	to	0.45%	0.16%	to	0.16%	(25.33)%	to	(25.33)%
2021	21,019	$14.198105	to	$14.198105	$298,430	0.45%	to	0.45%	0.94%	to	0.94%	(8.00)%	to	(8.00)%
2020	19,743	$15.433324	to	$15.433324	$304,699	0.45%	to	0.45%	1.63%	to	1.63%	12.41%	to	12.41%
2019	20,611	$13.728960	to	$13.728960	$282,980	0.45%	to	0.45%	2.11%	to	2.11%	22.03%	to	22.03%
2018	22,123	$11.250307	to	$11.250307	$248,886	0.45%	to	0.45%	0.32%	to	0.32%	(18.08)%	to	(18.08)%
Neuberger Berman AMT Sustainable Equity Portfolio
2022	39,883	$13.402083	to	$13.402083	$534,506	0.45%	to	0.45%	0.45%	to	0.45%	(18.82)%	to	(18.82)%
2021	39,374	$16.508774	to	$16.508774	$650,021	0.45%	to	0.45%	0.39%	to	0.39%	22.92%	to	22.92%
2020	37,456	$13.430218	to	$13.430218	$503,041	0.45%	to	0.45%	0.62%	to	0.62%	19.03%	to	19.03%
2019♦	38,376	$11.283483	to	$11.283483	$433,022	0.45%	to	0.45%	0.41%	to	0.41%	12.83%	to	12.83%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through April 17, 2023, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

PART C - OTHER INFORMATION
ITEM 27. EXHIBITS

(a)		Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D. (1)
(b)		Not applicable.
(c)	(1)	Assignment and Novation Agreement/Principal Underwriter Agreement. (2)
	(2)	Form of Dealer Sales Agreement. (2)
(d)		Form of Variable Annuity Contract. (1)
(e)		Form of Application. (1)
(f)	(1)	Restated and Amended Articles of Incorporation of Union Security Insurance Company. (2)
	(2)	Restated By-laws of Union Security Insurance Company. (2)
(g)	(1)	AXA Re Life Insurance Company (May 1, 2000). (2)
	(2)	Swiss Re Life & Health America, Inc (May 1, 1998). (2)
	(3)	Munich American Reassurance Company (May 1, 2000). (2)
	(4)	Reinsurance agreement between Fortis Benefit Insurance Company and Hartford Life and Annuity Insurance Company (3)
(h)	(1)	AIM. (2)
	(2)	Hartford. (2)
	(3)	Exela Talcott MSA
(i)		Not applicable.
(j)		Not applicable.
(k)		Opinion and Consent of Counsel.
(l)	(1)	Consent of Independent Auditor.
	(2)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
(m)		No Financial Statements are omitted.
(n)		Not applicable.
(o)		Not applicable.
(99)	(29)	Subsidiary List.
(99)	(99)	Copy of Power of Attorney.
(1)    Incorporated by reference to Items 24(b)(1), 24(b)(3)(a-c). 24(b)4-6), and 24(b)(8), respectively, in Post-Effective Amendment No. 32 to the Registration Statement File No. 333-43799, filed on April 18, 2019.
(2)    Incorporated by reference to Items 24(c), and (24)(f-h), respectively, in Post-Effective Amendment No. 34 to the Registration Statement File No. 333-43799, filed on April 29, 2021.
(3)    Incorporated by reference to Items 27(g)(4), and 27)(h)(3), respectively, in Post-Effective Amendment No. 35 to the Registration Statement File No. 333-43799, filed on April 21, 2022.
ITEM 28. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Address	Position and Offices With Depositor
Tammy L. Schultz (1)	Chairman, President and Chief Executive Officer, Director
Michael F. Anderson (2)	Director
Christopher J. Copeland (2)	Director
Brian Borakove (2)	Treasurer
Fernand LeBlanc (3)	Director
Lisa Young (1)	Vice President, Director

(1) Address: 440 Mt. Rushmore Road, Rapid City, S.D. 57701
(2) Address: 5910 Mineral Point Road, Madison, WI 53705
(3) Address: 260 Interstate North Circle, NW, Atlanta, GA 33039

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

CUNA Mutual Holding Company
Organizational Chart As Of February 28, 2023

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

TruStage Financial Group, Inc.
State of domiciled: Iowa

1.	CUNA Mutual Global Holdings, Inc. State of domicile: Iowa

2.	CMFG Ventures, LLC State of domicile: Iowa

3.	SafetyNet Insurance Agency, LLC State of domicile: Iowa

4.	CMFG Ventures Discovery Fund, LLC State of domicile: Iowa

5.	CMFG Life Insurance Company State of domicile: Iowa

CMFG Life Insurance Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries, all of which are included in the CMFG Life Insurance Company’s consolidated financial statements:
	A.	CUNA Mutual Investment Corporation owns the following: State of domicile: Wisconsin

		1.	MEMBERS Life Insurance Company State of domicile: Iowa

		2.	CUMIS Insurance Society, Inc. owns the following: State of domicile: Iowa

			a.	CUMIS Specialty Insurance Company, Inc. State of domicile: Iowa

			b.	CUMIS Mortgage Reinsurance Company State of domicile: Wisconsin

		3.	CUNA Brokerage Services, Inc. State of domicile: Wisconsin

		4.	CUNA Mutual Insurance Agency, Inc. State of domicile: Wisconsin

		5.	CUMIS Vermont, Inc. State of domicile: Vermont

	6.	International Commons, Inc. State of domicile: Wisconsin

	7.	MEMBERS Capital Advisors, Inc. State of domicile: Iowa

		a.	MCA Fund I GP LLC State of domicile: Delaware

		b.	MCA Fund II GP LLC State of domicile: Delaware

		c.	MCA Fund III GP LLC State of domicile: Delaware

		d.	MCA Fund IV GP LLC State of domicile: Delaware

		e.	MCA Fund V GP LLC State of domicile: Delaware
		f.	MCA Fund VI GP LLC State of domicile: Delaware

	8.	CPI Qualified Plan Consultants, Inc. State of domicile: Delaware

	a.	PPP Services, LLC State of domicile: Delaware

	9.	Five County Holdings, LLC State of domicile: Illinois

B.	6834 Hollywood Boulevard, LLC State of domicile: Delaware

C.	TruStage Insurance Agency, LLC State of domicile: Iowa

D.	CUNA Mutual Management Services, LLC State of domicile: Iowa

	1.	Compliance Systems, LLC State of domicile: Michigan

	2.	CUneXus Solutions, LLC State of domicile: Delaware

	3.	ForeverCar Holdings, Inc. State of domicile: Delaware

		a.	ForeverCar LLC State of domicile: Illinois

		b.	ForeverCar Consumer Credit LLC State of domicile: Illinois

	4.	Integrated Lending Technologies, LLC State of domicile: Utah

	E.	MCA Fund I Holding LLC State of domicile: Delaware

	F.	AdvantEdge Digital, LLC State of domicile: Iowa

	G.	MCA Fund II Holding LLC State of domicile: Delaware

	H.	MCA Fund III Holding LLC State of domicile: Delaware

	I.	American Memorial Life Insurance Company State of domicile: South Dakota

	J.	Union Security Insurance Company State of domicile: Kansas

	K.	Family Considerations, Inc. State of domicile: Georgia

	L.	Mt. Rushmore Road, LLC State of domicile: Delaware

6.	CUNA Mutual Holding Company either directly or indirectly, is the controlling company of the following:
	A.	CUNA Mutual International Finance, Ltd. State of domicile: Cayman Islands

	B.	CUNA Mutual International Holdings, Ltd. State of domicile: Cayman Islands

	C.	TruStage Global Holdings, ULC State of domicile: Alberta, Canada

		1.	TruStage Life of Canada State of domicile: Toronto, Canada

			a.	Association for Personal Resource Planning of Canada State of domicile: Ontario, Canada

		2.	Family Side, Inc. State of domicile: Ontario, Canada

	D.	CUNA Caribbean Holdings St. Lucia, Ltd. State of domicile: St. Lucia

		1.	CUNA Caribbean Insurance Jamaica Limited State of domicile: Jamaica

		2.	CUNA Caribbean Insurance OECS Limited State of domicile: St. Lucia

		3.	CUNA Mutual Insurance Society Dominicana, S.A. State of domicile: Dominican Republic

		4.	CUNA Caribbean Insurance Society Limited State of domicile: Trinidad and Tobago

ITEM 30.  INDEMNIFICATION
Union Security Insurance Company’s By-Laws provide for indemnity and payment of expenses of Union Security’s officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that they reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.
Insofar as indemnification for any liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095. Effective on or about September 1, 2023, the principal business address of each of the above individuals will be 1 American Row, Hartford, CT 06103.

(c) Compensation From Registrant

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$1,162,413

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Union Security Insurance Company:	440 Mount Rushmore Road, Rapid City, South Dakota 57701
Talcott Resolution Distribution, Inc:	1 Griffin Road North, Windsor, CT 06095

ITEM 33. MANAGEMENT SERVICES
Effective April 1, 2001, Union Security Insurance Company (“Union Security”) contracted the administrative servicing obligations for the contracts to Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") (formerly Hartford Life and Annuity Insurance Company), a subsidiary of Talcott Resolution Life Insurance Company. Although Union Security remains responsible for all contract terms and conditions, Talcott Resolution is ultimately responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Talcott Resolution reinsured all of the individual life insurance and annuity business of Union Security.

ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf, in the Town of Windsor, County of Hartford, and State of Connecticut on April 26, 2023.

VARIABLE ACCOUNT D OF
UNION SECURITY INSURANCE COMPANY
(Registrant)
By:	Union Security Insurance Company
(Depositor)
By:	/s/ Tammy L. Schultz
Tammy L. Schultz
President and Chief Executive Officer

UNION SECURITY INSURANCE COMPANY
(Depositor)

By:	/s/ Tammy L. Schultz
Tammy L. Schultz
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Michael F. Anderson, Director*	*By:	/s/ Christopher Grinnell
Christopher J. Copeland, Director*		Christopher Grinnell Attorney-in-Fact
Fernand LeBlanc, Director*
Lisa Young, Director*
Tammy L. Schultz, President and Chief Executive Officer, Director		/s/ Tammy L. Schultz
Tammy L. Schultz
Brian J. Borakove, Treasurer		/s/ Brian J. Borakove
Brian J. Borakove
	Date:	April 26, 2023
333-43799

EXHIBIT INDEX

(h)	(3)	Exela Talcott MSA
(k)		Opinion and Consent of Counsel.
(l)	(a)	Consent of Independent Auditor.
(l)	(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
(99)	(99)	Copy of Power of Attorney.